Topics of discussion Firm overview Operating environment Financial results Outlook Conclusion 1

We have a proven operating model that is supported by a consistent strategic framework Complete Global Diversified At Scale Customer centric and easy to do business with Comprehensive set of products and services Focus on safety and security Powerful brands Continuously investing in the future while maintaining expense discipline Focus on customer experience and innovation Employer of choice for top and diverse talent Fortress balance sheet Risk governance and controls Culture and conduct Operational resilience Investing in and supporting our communities Integrating environmental sustainability into business and operating decisions Serving a diverse customer base Promoting sound governance Exceptional client franchises Unwavering principles Long-term shareholder value Sustainable business practices 2

We have leading client and customer-centric franchises CCB AWM CB CIB IB fees4 Markets revenue5 Treasury Services revenue6 Rated Private Bank in the World7 LT active fund flows (5-yr)8 U.S. retail deposits1 U.S. credit card issuer 2 Primary Business Bank3 Multifamily lender9 Middle Market bookrunner10 CCB U.S. retail deposits1 7.1% 10.9% Credit card sales11 20.5% 22.4% Client investment assets $159B $647B #1 retail deposit share in top three U.S. markets: NYC, LA and Chicago CIB Investment Banking fees4 7.7% 7.9% Markets revenue5 8.6% 11.6% 5.6% 8.4% Operate in 100+ markets globally CB Gross IB revenue13 $1.6B $3.0B Payments revenue14 $2.7B $5.9B International presence in 34 locations and 66% revenue growth '19-'22 AWM Client assets15 $2.0T $4.0T 72% 90% 19 straight years of positive net new flows; $1.6T since 201217 Market share 2012 2022 +380bps +260bps+190bps +3.5x4.1 +3.5x+20bps +3.5x+300bps +3.5x+280bps +3.5x1.9 +3.5x+121% +3.5x+100% +3.5x+18ppts Long-term mutual fund AUM outperforming over 10 years16 Treasury Services revenue6 For footnoted information, refer to slide 21 12 3

Being complete, global, diversified and at scale enables us to needs across the spectrum and through cycles CCB2 CIB2 CB AWM Corp. Revenue1 by segment ($B) $111 $123 $132 51 51 55 38 49 48 9 9 1213 14 18 2018 2020 2022 $111 $123 $132 53 47 62 39 47 41 2018 2020 2022 20 29 29 NII3 NIR3 Markets Revenue1 by type ($B) -SCALE OFFERING $3.7T Total assets Wealth Management Commercial Real Estate Fixed Income Markets Global Private Bank International Consumer Initiatives $2.8T AUM 79mm U.S. consumers $4.0T Client assets 294k Employees across 60+ countries >90% Of Fortune 500 companies do business with us $5.6T Consumer payments4 $10T Daily payment processing5 Payments Asset Management M&A ECM DCM Equity Markets Lending Securities Services Middle Market Corporate Client Consumer Banking Business Banking Card Services Home Lending Auto For footnoted information, refer to slide 22 100+ Markets globally 4

…strengthening relationships through **multi-LOB partnerships** and **delivering all of JPMorgan Chase** to clients throughout their lifetimes


CCB
CIB
~30% of leaders have cross business/function experience[1]
50 Market Leadership Teams in the U.S.
7 U.S. regions; 700+ senior leaders
43 Senior Country Officers globally
All focused on cross-LOB growth opportunities
AWM
CB
SHOP

Our value proposition is further enhanced by constant investment in

Technology

	CCB	AWM – GPB	AWM – AM	CB	CIB – Markets / SS	CIB – Banking	CIB – Payments
Individuals	✓ (primary)	✓ (primary)	✓ (adjacent)		✓ (adjacent)		✓ (adjacent)
Small Businesses	✓ (primary)	✓ (adjacent)	✓ (primary)	✓ (adjacent)	✓ (adjacent)		✓ (adjacent)
Middle Markets	✓ (adjacent)	✓ (adjacent)	✓ (primary)	✓ (primary)	✓ (adjacent)	✓ (adjacent)	✓ (adjacent)
Larger Corporates	✓ (adjacent)	✓ (adjacent)	✓ (primary)	✓ (primary)	✓ (primary)	✓ (primary)	✓ (primary)
Financial & Investment	✓ (adjacent)	✓ (adjacent)	✓ (primary)	✓ (adjacent)	✓ (primary)	✓ (primary)	✓ (primary)

Select cross-LOB solutions strengthening segment value propositions

- Advanced **Chase Wealth Management** products and **capabilities powered by Global PB**
- **Payment solutions** including **real time bill payment and global remittances**
- **Integrated Payment solutions** (QuickAccept) embedded into **Chase Complete Banking**
- **Employee benefits and retirement accounts** provided by Everyday 401K
- **Payment solutions** tailored to Middle Market and specific sectors (e.g., Healthcare, e-Commerce)
- **Sponsor and VC coverage** spanning portfolio companies, GPs and Founders
- **Global Shares** for capital table management and share plan management for employees
- Range of customized lending, treasury, markets, and custody solutions to meet needs of complex financial institutions

✓ (primary) Denotes primary relationships
✓ (adjacent) Relationships with adjacent segments (e.g., employees) or cross-LOB solution

Our product completeness and scale make us uniquely positioned to strengthen our value proposition to each client segment

For footnoted information, refer to slide 22

JPMorgan Chase & Co.
5

There are multiple sources of uncertainty ahead Macro environment Health of the consumer Interaction between interest rates, persistent inflation and ongoing tight labor market We are prepared to deliver for our clients, customers and stakeholders in any environment Pace of QT Debt ceiling Geopolitical Ongoing war in Ukraine US / China relations Regulatory CCAR / SCB Basel III endgame / holistic review Heightened scrutiny of the banking sector overall FDIC-related items 6

Cybersecurity and risk management remain non-negotiable priorities Provide operational resiliency and security Address multi-jurisdictional sanctions money in movement and data Minimize fraud and cyber risk Comply with AML1 laws and KYC2 protocols We are an integral part of a safe, sound and resilient financial system Compliance Fraud Cyber KYC Control Management Legal Finance Risk For footnoted information, refer to slide 22 Three lines of defense Front Line Units Independent Risk Management Internal Audit Human Resources Technology 7

We remain committed to advancing a **sustainable and inclusive economy**

Sustainable Development Target: $2.5T over 10 years[1]



Green
$1T goal

Aiming to **drive climate action** and **sustainable resource management**

$176B

Development Finance

Working to **support socioeconomic development** in **emerging economies**

$204B

Community Development

Striving to **advance economic inclusion** in **developed markets**

$102B


19%

$482B

cumulative progress by the end of 2022

Racial Equity Commitment: $30B over 5 years[1]


95%

~$29B

reported progress by the end of 2022

Invested **$100mm+** of equity in **Minority Depository Institutions** and **Community Development Financial Institutions**

Opened **16 Community Center Branches**[2] and hired **146 Community Managers**

Approved funding of **~$18B in loans** to incentivize the **preservation of nearly 170k affordable housing rental units** in the U.S.

Refinanced **14,000+ incremental mortgage loans** totaling **~$3B**

406,000 net new low-cost checking accounts with no overdraft fees



For footnoted information, refer to slide 22

JPMorgan Chase & Co.
8

9% compound annual growth rate since 2004 $15 $16 $19 $22 $23 $27 $30 $34 $39 $41 $45 $48 $51 $54 $56 $61 $66 $72 $73 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 Our strong track record has laid the foundation for our continued success TBVPS1 ($) 18% ROTCE1 $132B Revenue3 58% Overhead ratio3 445bps > peers2 $38B Net Income vs. 69% for peers2 vs. 12% for peers2 Complete Global At ScaleDiversified quality of earnings. This means consistently - Jamie Dimon, 2007 Technology Bankers, Advisors & Branches Marketing Digital, Data, AI & Product Design New and Expanded Businesses For footnoted information, refer to slide 22 2022 9

For footnoted information, refer to slide 22 $1.4T HQLA and marketable securities 140% Bank LCR $488B Total Loss-Absorbing Capacity 5.9% Firm SLR 13.8% Standardized CET1 ratio LIQUID BALANCE SHEET $460B Our fortress balance sheet principles are designed so we can be a pillar of strength in any environment 114% Firm LCR 13.9% Advanced CET1 ratio STRONG CAPITAL POSITION Tier 1 $254B $488B TLAC Allowance JPM Current JPM Loss- Absorbing Capacity All U.S. bank loan losses during the GFC4 As of March 31, 2023 Sources of liquidity1 $1.6T $2.3T Deposits1 NIM3: 4Q21 3.1% 1.9% 3.8% (120bps) 190bps Cash HQLA-eligible securities2 Other unencumbered securities2 $203B $453B $421B $557B$236B $421B 4Q19 1Q23 ~$600B increase in liquidity sources $1.4T $0.9T 10 $713B $1,113B $855B $1,208B 4Q19 1Q23 ~$800B net deposit inflows since QE restarted CCB CIB, CB, AWM, Corp.

NII ex. Markets outlook increasing to ~$84B due to First Republic, though sources of uncertainty remain

NET INTEREST INCOME EX. MARKETS[1] ($B)



Assumptions
Assumes Fed Funds target upper bound reaches 4.75% by year end, with two cuts in 4Q23
Mid-single digit loan growth
Card Services revolve growth continues
Moderate Wholesale loan growth
Deposits down slightly YoY
$81
~$3
Medium-term impact to be determined
~$84
4Q23
3Q23
2Q23
1Q23
$20.9
Mid-$70s
Assumptions
Rate headwinds partially offset by moderate loan growth
Meaningful catch up in deposit repricing as lags are removed from the current run rate
Potential upside from First Republic franchise
2023 Outlook as of 1Q23
Impact of First Republic
2023 Outlook
Medium-term

SOURCES OF UNCERTAINTY

- **Deposit reprice**
  - Magnitude and timing
  - Competitive dynamics and consumer behavior
- **Balance sheet growth and mix**
  - Card Services revolve normalization
  - Securities reinvestment strategy
- **Impact of policy choices** and **macro environment**
  - Pace of **quantitative tightening** (QT)
  - Path of **Fed Funds rate**
  - Size and terms of **RRP**
  - Severity of any recession

For footnoted information, refer to slide 23

JPMorgan Chase & Co.
11

System-wide deposit levels will depend on how QT interacts with RRP and customer behavior

Credit extension

Individuals, corporations and institutions

- ⬆ Borrow from / sell securities to banks
- ⬇ Repay loans / purchase securities from banks

Outlook: modest loan growth to continue

⬆ Increases deposits ⬇ Decreases deposits

Key questions

How long can unprecedented pace of QT continue before triggering reserve scarcity?

Should the terms of RRP be reevaluated given the extent of deposit drainage?

Size of Fed balance sheet

Federal Reserve

- ⬆ Increase balance sheet ("QE")
- ⬇ Decrease balance sheet ("QT")

Outlook: continued QT (~$80B per month)

Evolution of U.S. commercial bank deposits ($T)[1]



$18.1
$0.8
($0.4)
($0.6)
($0.7)
$17.1
vs. $4.6T
Fed B/S expansion during QE
(Feb '20 – Dec '21)
Dec '21
Loans & securities
Fed B/S
TGA & RRP
FHLB & other[2]
Apr '23

Mix of Fed liabilities

MMFs

- ⬌ Increase in AUM, invested in non-RRP assets (e.g., T-bills)
- ⬇ Increase in AUM, invested in Fed's RRP facility

Outlook: growth in RRP likely to continue absent increase in available T-bills

U.S. Treasury

- ⬆ Spending of Treasury General Account (TGA)
- ⬇ Issue treasuries to increase TGA

Outlook: ~neutral over time

FHLB

- ⬌ Growth in advances, if funded by MMFs selling RRP
- ⬇ Growth in advances, if funded by discount notes purchased using bank deposits

Regardless of macro pressures on deposits, our strategy remains the same: focus on maintaining primary banking relationships

For footnoted information, refer to slide 23

JPMorgan Chase & Co.
12

Our **2023 expense outlook** is unchanged excluding expenses associated with First Republic

ADJUSTED EXPENSE[1] ($B)


$76
AWM
12
CB
5
CIB
27
CCB
31
Corp.
1
2022
~$5
~$2B increase in investment expense
~$3B increase in structural expense
Includes $0.6B of investments transitioned into BAU
Includes $0.5B of FDIC assessment announced in 2022
Modest decrease in volume- and revenue-related expense
~$81
12
5
28
33
2
2023 Outlook before First Republic
~$3.5
Includes integration costs
Impact of First Republic
FDIC
special assessment
~$84.5
2023 Outlook

FDIC CONSIDERATIONS

- **Finalization of special assessment related to systemic risk determination**
  - Based on May 11 NPR:
    - Approximately $3B, pre-tax
    - Likely to be accrued in 2023
- **Assessment associated with First Republic**
  - No indication of a special assessment
  - $13B estimated loss to the DIF can be rebuilt through regular-way assessments
- **Potential redesign to deposit insurance**

2024 CONSIDERATIONS

- Moderating labor inflation
- Continued investments
- Market-dependent increase in volume- and revenue-related expenses
- Continued efficiencies
- Integration costs related to First Republic
- Potential increases to regular-way FDIC assessments

For footnoted information, refer to slide 23

JPMorgan Chase & Co.

13

We continue to invest in positioning the Firm for long-term success $5.6 $6.7 $7.2 0.3 1.9 2.3 2.7 2.6 3.2 3.2 0.2 0.2 0.3 0.7 0.8 0.9 2021 2022 2023 Technology InvestmentsTotal investment expense ($B) CCB CIB CB AWM Corp. $10.9 $13.7 $15.7 0.5 0.3 0.6 5.2 7.1 7.9 3.0 3.6 3.9 0.7 0.9 1.0 1.4 1.8 2.2 2021 2022 2023 $1.7 $2.2 $2.7 2021 2022 2023 $2.1 $2.6 $3.0 2021 2022 2023 $0.7 $1.5 $1.2 2021 2022 2023 Bankers, Advisors & Branches Marketing Digital, Data, AI & Product Design New and Expanded Businesses Commerce Int. Consumer $0.7 $0.9 $1.0 2021 2022 2023 Other1 Totals may not sum due to rounding; for footnoted information, refer to slide 23 $0.2 $0.6 2021 2022 2023 $0.0 14

The regulatory capital environment is uncertain Today Comment periodNPR Phase-in period Final rule Final implementation MULTIPLE FACTORS AT PLAY, THOUGH ANY POTENTIAL REGULATORY CHANGE 4.5% GSIB CCyBLending RWA Buffers 1Q25 earliest 4.0% 0% Today Rule ? ? Period ? Final implementation ? Trading (incl. Repos & FRTB) SCBOperational Risk and CVA Although the ultimate direction of the various components of capital requirements is uncertain, we are prepared for overall requirements to increase Basel III endgame Holistic review 15

...but we have **strong organic capital generation** capabilities

ORGANIC CAPITAL GENERATION AND EVOLUTION OF CET1 RATIO FROM 1Q22 TO 1Q24

1Q22 – 1Q23 reflects actuals
1Q23 – 1Q24 is illustrative and based on analyst estimates as of 4/27 *(before First Republic)*



Organic capital generation (net income, less dividends[1])
RWA change
11.9%
11.2%
Regulatory Requirement
SCB:
GSIB:
3.2%
3.5%
1Q22
Includes net repurchases and AOCI
Includes RWA mitigation efforts
13.8%
12.5%
4.0%
4.0%
1Q23
~40bps First Republic impact
~40bps per quarter[2]
RWA growth[2]
Potential uses:
FDIC special assessment
2023 SCB uncertainty
Potential regulatory changes
Additional business growth
Distributions
~$20B of excess capital available
13.5%
13.0%
4.0%?
4.5%
1Q24
13.5% target

Our organic capital generation and proven balance sheet discipline enable us to dynamically adjust to headwinds and pursue strategic opportunities

For footnoted information, refer to slide 23

JPMORGAN CHASE & CO.
16

Credit remains benign, but we expect continued normalization throughout the year 5.8% 5.3% Q0 Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 WE ARE RESERVED FOR PEAK UNEMPLOYMENT OF 5.8% IN LATE 20241 8-quarter weighted average UER forecasts (%) 10.3 11.4 1.9 1.7 6.5 9.5 18.7 22.8 4Q21 total allowance Economic drivers Loan growth / mix and credit quality 1Q23 total allowance Card Services Consumer ex. Card Wholesale Firmwide allowance ($B) WE HAVE BUILT RESERVES AS THE OUTLOOK HAS DETERIORATED 3 WE EXPECT NORMALIZED NCOS BY THE END OF 2023 NCO rate (%) 0.6% 0.6% 0.3% 0.3% 2019 2020 2021 2022 2023 Outlook Card Services Consumer ex. Card Wholesale Firmwide 3.10% 2.93% 1.94% 1.47% 2.60% For footnoted information, refer to slide 23 4Q21 1Q23 Pre-pandemic 2017 2019 average 3,4 2 17

We are **positioned to generate strong ROTCE** in a variety of recessionary scenarios

THE BALANCE OF RISKS SKEWS TO THE DOWNSIDE…

- Deposit outcomes
- Credit normalization and possible deterioration
- Impact of policy choices
- Investment banking wallet recovery and new normal
- Inflation
- Regulatory items
- Loan growth

…BUT WE CAN STILL DELIVER STRONG RETURNS IN A RECESSION

Illustrative ROTCE[1] path by recessionary scenario



20%
18%
1Q22 – 4Q22
quarterly ROTCE
17%
through the cycle target
2022
Medium-term

	Recessionary scenarios				
Inflation	Persistent	Less persistent	Abating	Slowly abating	Sharply abating
Fed Funds Rate vs. LT policy	Well above	Above	Below	Slightly above	Well below
Recession depth, timing	Moderate, delayed	Shallow, gradual	Shallow, early	Moderate to deep, early	Moderate to deep, early

For footnoted information, refer to slide 23

JPMorgan Chase & Co.
18

We remain committed to serving our clients and customers with the full breadth of our offering, while producing **strong returns for all our constituents**

Complete

Promotes **stronger** and **deeper relationships** with customers

Diversified

Supports **more stable earnings in any operating environment**

~17%

ROTCE target

~$84B

2023 NII and NII ex. Markets

~$84.5B

2023 adjusted expense

13.5%

Target CET1 ratio at 1Q24

Global

Allows us to **serve more clients everywhere**

At Scale

Offsets margin compression through volume growth and **facilitates efficiencies**

See notes on slide 20 for additional information on ROTCE, NII ex. Markets and adjusted expense

JPMorgan Chase & Co.

19

Notes on non-GAAP financial measures 1. rat are non- ition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax- exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Annual Report on Form 10-K for the year ended December 31, - -G Annual Report on Form 10-K for each respective year 2. nt which is composed of Fixed Income Markets and Equity Markets). Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of t -liability management) and deposit-raising activities, without the volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes that disclosure of these measures provides investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII, net yield, and NIR from reported to excluding Markets for the full year 2022 and the first quarter of 202 -K and page -Q for the quarter ended March 31, 2023, respectively. For all other periods presented, refer to the Explanation and Reconciliation of the - -K for each respective year 3. ach non-GAAP financial measures. TCE represents the angible assets (other than mortgage servicing rights), net of related VPS -end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the -K. For all other periods presented, refer to the Explanation and - -K for each respective year 4. Adjusted expense, which excludes Firmwide legal expense, is a non-GAAP financial measure. Adjusted noninterest expense excludes Firmwide legal expense of $266mm for the full year ended December 31, 2022. Management believes this information helps investors understand the effect of certain items on reported resul performance 20

Notes on slide 3

Slide 3 – We have leading client and customer-centric franchises

1. Federal Deposit Insurance Corporation (FDIC) 2022 Summary of Deposits survey per S&P Global Market Intelligence applies a $1B deposit cap to Chase and industry branches for market share. While many of our branches have more than $1B in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC
2. Based on 2022 sales volume and loans outstanding disclosures by peers (American Express Company (AXP), Bank of America Corporation, Capital One Financial Corporation, Citigroup Inc. and Discover Financial Services) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP's U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, Citi Retail Cards and Commercial Card
3. Barlow Research Associates, Primary Bank Market Share Database as of 4Q22. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25mm
4. Dealogic as of April 3, 2023. Rank for 2022
5. Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase's internal business structure and revenue. Rank for 2022, based on Coalition Index Banks for Markets
6. Coalition Greenwich Competitor Analytics. Reflects global J.P. Morgan Treasury Services business (CIB and CB). Based on JPMorgan Chase's internal business structure and revenue. Rank for 2022, based on Coalition Index Banks for Treasury Services
7. Euromoney
8. Active ETF Rank (Simfund)
9. In the U.S.. S&P Global Market Intelligence as of December 31, 2022
10. Refinitiv LPC, 2022
11. Represents general purpose credit card spend, which excludes private label and Commercial Card. Based on company filings and JPMorgan Chase estimates
12. Data as of 2017
13. Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenues related to fixed income and equity markets products
14. In the fourth quarter of 2022, certain revenue from CIB markets products was reclassified from investment banking to payments. In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB. With the realignment, revenue is now reported across CCB, CIB and CB based primarily on client relationship. Financials from 2012 were revised to conform with the current presentation. Includes growth of $161mm that is also included in the Gross IB revenue metric
15. In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation
16. 90% of 10-year J.P. Morgan Asset Management long-term mutual fund AUM performed above peer median. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from the fund ranking providers. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers re-denominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a "primary share class" level to represent the quartile ranking of U.K., Luxembourg and Hong Kong funds, and at the fund level for all other funds. The "primary share class" is defined as C share class for European funds and Acc share class for Hong Kong and Taiwan funds. In case the share classes defined are not available, the oldest share class is used as the primary share class. The performance data could have been different if all share classes would have been included. Past performance is not indicative of future results. Effective September 2021, the Firm has changed the peer group ranking source from Lipper to Morningstar for U.S.-domiciled funds (except for Municipal and Investor Funds) and Taiwan-domiciled funds, to better align these funds to the providers and peer groups it believes most appropriately reflects their competitive positioning. This change may positively or adversely impact, substantially in some cases, the quartile rankings for one or more of these funds as compared with how they would have been ranked by Lipper for this reporting period or future reporting periods. The source for determining the rankings for all other funds remains the same. The classifications in terms of product suites and product engines shown are J.P. Morgan's own and are based on internal investment management structures
17. Refers to total client asset flows

JPMorgan Chase & Co.
21

Notes on slides 4-10 Slide 4 1. Totals may not sum due to rounding. See note 1 on slide 20 2. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with this presentation 3. Ex. Markets. See note 2 on slide 20 4. PayChase, Zelle, RTP, External Transfers, Digital Wires), Non-digital (Non-digital Wires, ATM, Teller, Checks) and credit and debit card payment outflows 5. Based on firmwide data using regulatory reporting guidelines as prescribed by the Federal Reserve Board Slide 5 -LOB partnerships and delivering all of JPMorgan Chase to clients throughout their lifetimes 1. As of May 5, 2023, 30% of MD employees up to two levels down from the Operating Committee had cross-sub-LOB and/or cross-function mobility since 2017 Slide 7 Cybersecurity and risk management remain non-negotiable priorities 1. Anti- 2. Slide 8 We remain committed to advancing a sustainable and inclusive economy 1. Select highlights, refer to our 2022 ESG report for additional detail 2. Total Community Center Branches as of April 30, 2023 Slide 9 Our strong track record has laid the foundation for our continued success 1. See note 3 on slide 20 2. Peers include Bank of America, Citigroup, Goldman Sachs, Morgan Stanley and Wells Fargo 3. See note 1 on slide 20 Slide 10 Our fortress balance sheet principles are designed so we can be a pillar of strength in any environment 1. Totals may not sum due to rounding. Deposits are average for the quarter 2. HQLA- gan Chase Bank, National Association ("JPMorgan Chase Bank, N.A.") that is in excess of its stand-alone 100% minimum LCR requirement and not transferable to non- eported HQLA under the LCR rule. Other unencumbered securities includes other end- of-period unencumbered marketable securities, such as equity and debt securities 3. Net yield on average interest-earning assets excluding Markets. See note 2 on slide 20 4. -2011). S&P Capital IQ 22

Notes on slides 11-18

Slide 11 – NII ex. Markets outlook increasing to ~$84B due to First Republic, though sources of uncertainty remain

1. See notes 1 and 2 on slide 20

Slide 12 – System-wide deposit levels will depend on how QT interacts with RRP and customer behavior

1. Totals may not sum due to rounding
2. Includes items from both the Fed balance sheet and all Commercial Banks balance sheets that influence deposits but are not reflected in the other data presented

Slide 13 – Our 2023 expense outlook is unchanged excluding expenses associated with First Republic

1. See note 4 on slide 20. Totals may not sum due to rounding

Slide 14 – We continue to invest in positioning the Firm for long-term success

1. Other includes selected LOB-related acquisition expenses and investments associated with the company's real estate expenses

Slide 16 – …but we have strong organic capital generation capabilities

1. Dividends include common and preferred stock dividends
2. Represents the median consensus of research analyst estimates as of April 27, 2023

Slide 17 – Credit remains benign, but we expect continued normalization throughout the year

1. As of March 31, 2023
2. Wholesale includes allowance for credit losses in Corporate
3. Totals may not sum due to rounding; 4Q21 and 1Q23 total allowance include $42mm and $90mm, respectively, on investment securities
4. On January 1, 2023, the Firm adopted changes to the TDR accounting guidance. The adoption of this guidance resulted in a net reduction in the allowance for loan losses of approximately $600mm

Slide 18 – We are positioned to generate strong ROTCE in a variety of recessionary scenarios

1. See note 3 on slide 20. ROTCE ranges indicated are estimates

JPMorgan Chase & Co.
23

We continue to execute against our technology strategy

1 Deliver best-in-class products, platforms, and experiences		2 Strengthen our development capabilities and infrastructure		3 Unlock the power of data	4 Protect the Firm and our customers
Customer and client experiences	**Product and platform development**	**Modernize technology**	**Drive software development excellence**	**Embed data and insights into everything**	**Proactively defend against cyber threats**

1 Deliver best-in-class products, platforms, and experiences

- **Continued to release new products and experiences that delight our customers:**
  - **Account validation:** custom-built engine that validates bank accounts to protect customers
  - **Cash optimization:** enable utilization of residual cash to generate alpha
  - **Connected Commerce:** ecosystem of products connected via reusable APIs
  - **Fusion:** cloud-native data management and reporting platform
  - **Versana:** reduce settlement times and improve liquidity management for syndicated loan market

2 Strengthen our development capabilities and infrastructure

- Improved **speed-to-market of product features** by 20% (in days)
- Continued **application modernization** through refactoring, SaaS replacement, and legacy decommissioning
- Enabled **multi-vendor public cloud** as target state infrastructure
- Completed ~60% of our **application migrations** to strategic data centers
- Optimized **data center footprint** to facilitate public cloud journey

3 Unlock the power of data

- Ahead of our plan to deliver **$1B business value**
- **+34%** YoY growth in AI/ML use cases in production
- Accelerated **large-language-model (LLM) enablement**

4 Protect the Firm and our customers

- **Matured ability** to respond to new threats, including quantum safe encryption
- Delivered business value through **cyber as a differentiator**
- Maintained **flat expense** relative to volume increases

JPMorgan Chase & Co.
1

Products, platforms, and experiences $4.0B Modernize technology and software development excellence $3.2BUnlock the power of data Protect the Firm and our customers Total $7.2B $0.7 $1.1 $0.5 $0.5 2019 2021 Structural / volume- related Investments 2022 Structural / volume- related Investments 2023 $11.7 $12.5 $14.3 $15.3 +7% CAGR Our expense growth is driven by investments, volumes, and structural factors CAGR 2019-23 11% 4% CIB $3.2B CCB $2.7B AWM $0.9B CB $0.3B Total $7.2B Infrastructure Software licenses Application and production support Wage inflation +$0.5 Volumes / other +$0.5 Internal efficiencies ($0.5) 2 Wage inflation +$0.6 Volumes / other +$0.5 Internal efficiencies ($0.4) TECH INVESTMENTS BY STRATEGY, 2023 FULLY LOADED TECH INVESTMENTS BY LOB, 2023 RUN THE BANK INCLUDES Investments / change the bank Run the bank TOTAL TECHNOLOGY EXPENSE ($B) Note that totals may not sum due to rounding

2 **Strengthen our software development capabilities and infrastructure**

We have delivered $0.5B against our $1.5B productivity target

OUR 3-YEAR COMMITMENT FROM INVESTOR DAY 2022

Modernizing technology and software development excellence will drive cost efficiency across the total spend and slow our expense growth

Total spend breakdown



14.1
Engineering
Product, design, application support, and other
Infrastructure and software
Total Spend ($B)

Opportunity levers

Software development excellence

- Improve engineer capacity through agile adoption and elimination of non-value adding activities
- High levels of automation (testing, release, production support) and streamlined software delivery through our platforms

Modernize technology

- Increase utilization of cloud and reduce data center footprint
- Break monolithic applications into modular and API-driven architecture to improve cost elasticity

Opportunity size

~10%

in productivity and cost efficiency

15-20%

in infrastructure cost efficiency

~$1.5B in productivity and cost efficiencies over the next 3 years

PROGRESS WE'VE MADE

~$300mm

through engineering efficiencies and labor productivity

~$200mm

in infrastructure productivity

JPMorgan Chase & Co.
3

2 **Strengthen our software development capabilities and infrastructure**

We continue to modernize our technology estate while keeping infrastructure RTB expense relatively flat

WE'VE MADE SIGNIFICANT PROGRESS IN MODERNIZING APPLICATIONS…

- We have **increased SaaS adoption** to replace non-differentiating applications with industry-leading SaaS solutions

Growth in SaaS applications


+14%
~490
~560
2022
2023

- And we have continued our **legacy application decommissioning journey**

Volume of applications decommissioned since 2017


+300
~2,200
~2,500
2022
2023

…WHILE MODERNIZING OUR INFRASTRUCTURE & SUPPORTING GROWING VOLUMES

- In the last year, we have been **modernizing our on-premise infrastructure and growing cloud use**

~60%

of in-scope applications have fully migrated to our modern data centers


30%
38%
2022
2023

Cloud as a percentage of total infra spend

- Over time, this has resulted in our **infrastructure run-the-bank expense remaining relatively flat while our volumes have increased**


+50%
2019
2022

Storage and compute volumes


+2% CAGR
2019
2022

Infrastructure run-the-bank expense

JPMorgan Chase & Co.
4

2 Strengthen our software development capabilities and infrastructure

We've made progress on technology modernization and engineering excellence to drive efficiencies in feature delivery and slow our expense growth

WHAT WE MEASURE ACROSS SOFTWARE DEVELOPMENT LIFECYCLE


LAUNCH
DEVELOP
DESIGN
TEST
DEPLOY
REVIEW
PLAN
84%
On Enterprise Toolchain
Exceeded 80% 2022 target

...tracking towards ~100% Toolchain adoption by YE 2023

SPEED

Accelerate development and deployment of features into production

AGILITY

Adopt and continuously improve agile practices to free engineer capacity

STABILITY

Minimize failed changes and unplanned outages

COVERAGE

60% of apps

60% of teams

100% of apps

EXAMPLE OUTCOMES WE'VE ACHIEVED IN 1 YEAR

~20% improvement in days from backlog to deployment

~70% of CCB teams improved YoY performance on agile practices

99.9% change success rate while change volumes have gone up ~60%

JPMorgan Chase & Co.
5

2 **Strengthen our software development capabilities and infrastructure**

Our modernization strategy is enabling us to deliver significant value across the business

Chase.com

Completed **migration** of internet-facing Chase.com to the **public cloud** in 4Q22, serving all customers through **Amazon Web Services**

15 Chase.com releases weekly, **2 mobile app** releases monthly

22% increase in change volume

100% customers onboarded (including 63mm+ active digital customers)

Connected Commerce

Moving up-funnel to meet customers earlier in their journeys, **protecting our core franchise, and disrupting incumbents** in Commerce

Innovative API-driven platform to automate partner onboarding and simplify integration with Chase ecosystem

35% increase in speed to deliver product features YoY

Offers and recommendations delivered **$350mm impact over two months** in 2023

JPM Payments Transaction Engine

Graphite is a scalable, modern strategic platform for **processing payments globally**, including real-time payments

Each payment capability built with its **own independent component architecture**

Reduced time to launch a new real-time payment market from **~18 months to ~3-6 months**

Third largest payments platform by volume

Markets Regulatory Reporting Platform

Regulatory data warehouse responsible for global regulatory reporting for **Cash Equities, Futures, and Options in 15+ countries**

Running on **public cloud**, enabling **real-time** audit trail calculation and report generation

Increased ability to scale to **2.5B trades per day on public cloud** from 500mm trades per day on-premise

Reduced monthly running cost by **>50%**

JPMorgan Chase & Co.
6

3 Unlock the power of data

We continue to prioritize our investment in Data and AI/ML, and see increasing value in our businesses

WE EXPECT TO BEAT OUR AI/ML IMPACT TARGETS

AI/ML driven business impact


3.6x
$1.5B target
2021
2022
2023

Select thematic examples across our 300+ use cases in production

Personalization of products and experiences for retail customers

~25 use cases
~$220mm impact in 2022

Deepening client relationships through improved analytics and insights

~60 use cases
~$100mm impact in 2022

CONTINUING TO ACCELERATE THE POWER OF OUR DATA AND AI/ML

Building an industry-leading team

900+ data scientists

600+ ML engineers

200+ AI researchers

Ranked #1 Evident AI Index[1]

Expanding our technology platforms

- Improving capabilities, with embedded governance and Responsible AI
- Integrating ML Ops capability to support teams to develop models faster and measure performance
- Increased use cases leveraging firmwide model development and training platform by 2.2x YoY

[1] JPMC ranked number one in the Evident AI Index (January 2023), the first public benchmark of major banks on their AI maturity

JPMorgan Chase & Co.
7

4 **Protect the firm and our customers**

We continue to evolve our best-in-class Cyber capabilities through a dynamic threat environment

MANAGING EXPENSE WHILE DOING MORE



Security alerts processed per day
+22%
2022
2023
Supplier vulnerabilities proactively mitigated by JPMC
>2x
2022
2023
Cybersecurity exercises and simulations
+66%
2022
2023
Cyber-related expenditure
+4% CAGR
2020
2021
2022
2023

CREATING VALUE WHILE PROTECTING THE FIRM AND FINANCIAL SERVICES INDUSTRY CRITICAL INFRASTRUCTURE

Further strengthening access and authentication, improving user experience while lowering the burden of managing passwords

Automating security controls by default in development, data, and infrastructure platforms, **reducing the number of required developer actions by over 60%**

Reduced required actions and introduced straight-through-processing for cloud regulatory compliance resulting in **automated approval for over 60% of deployments**

Advising U.S. Government and policy makers to improve public-private partnership and enhance cybersecurity for critical infrastructure

Engaging with NIST[1] as a financial services member of the National Cybersecurity Center of Excellence and collaborating on post-quantum cryptography migration guidelines

[1] National Institute of Standards and Technology

JPMORGAN CHASE & CO.
8

We are well positioned to lead across our businesses, backed by resilient, innovative technology, for years to come Unlock the power of data Protect the Firm and our customers Deliver best-in-class products and experiences to customers Strengthen our software development capabilities and infrastructure 1 2 3 4 9 Continued to release new products and experiences that delight our customers Improved speed-to-market of product features by 20% $0.5B productivity impact delivered against $1.5B target ~100% Enterprise Toolchain adoption by year-end Ahead of our plan to deliver $1B business value 300+ use cases in production $1.5B value target to be delivered by year-end 2023 Creating value while protecting our Firm and customers Optimizing our expense while volumes increase

S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L

We have a consistent set of strategic priorities Growing and deepening relationships by engaging customers1 with products and services they love and expanding our distribution Delivering financial performance that is consistently best-in-class Leveraging data and technology to drive speed to market and deliver customer value Grow our customer base through new-to-bank relationships in Consumer Bank and Card Engage customers with improved experiences across human and digital channels Deepen relationships with a focus on Business Banking, Wealth Management, and Commerce Operate resilient businesses with best-in-class returns Scale core businesses and invest for long-term growth Protecting our customers and the firm through a strong risk and controls environment Cultivating talent to build high-performing, diverse teams where culture is a competitive advantage Optimize channels, products, and platforms to deliver customer and business value Modernize applications, infrastructure, and data to future-proof the business Drive disciplined risk, controls, and governance processes Leverage our risk platforms as responsible growth engines Create a culture where our people come to work with heart, curiosity, and courage Be known as a company that serves customers, communities, and each other in a first- class way Strategy Enablers Outcome 1 5 2 3 4 1 cial ownership or decision-making power with respect to accounts 2

We have delivered against our commitments

STRATEGIC PRIORITIES AND COMMITMENTS

Strategy

- ✓ Added net **~3mm customers** to the CCB franchise
- ✓ Continued to **scale distribution** by opening **114 branches**, while adding **240+ Business Relationship Managers** and **300+ Advisors**
- ✓ Launched **Personal Advisors** and **Wealth Plan** for Chase clients and advisors
- ✓ Launched **Ink Business Premier**, **Pay in 4** on debit to select customers, and **ChaseTravel.com** for cardholders
- ✓ Targeted and delivered **~$8B in volume through Travel platform** – on track for ~$15B by 2025

Enablers

- ✓ Migrated **nearly 30% of data to the public cloud** – on track for 50% by end of 2023
- ✓ Delivered **$500mm+ in value** from AI/ML programs
- ✓ Continued to operate in a **strong risk and controls environment**
- ✓ Attracted **top talent** and **reduced attrition**

Outcome

- ✓ Generated **~$40B in net interest income** vs. ~$38B guidance from last year
- ✓ Incurred **~$31B in adjusted expense**[1] vs. ~$32B guidance from last year
- ✓ Delivered **29% ROE** on net income of $14.9B
- ✓ Extended **#1 position in retail deposit share**[2] by 60bps
- ✓ Extended **#1 position in card by outstandings**[3] by 74bps

For footnoted information, refer to slide 73

JPMORGAN CHASE & CO.

3

73.6 74.3 76.3 79.0 4.6 4.9 5.3 5.7 2019 2020 2021 2022 Small businesses Consumers We continue to drive significant customer growth the catalyst for the franchise Retail deposit share2 9.1% (#3) 9.6% (#3) 10.3% (#1) 10.9% (#1) Business Banking primary bank share3 9.4% (#1) 9.5% (#1) 9.2% (#1) 9.3% (#1) Card sales share4 22.4% (#1) 22.3% (#1) 22.4% (#1) 22.4% (#1) Card O/S share4 16.6% (#1) 16.6% (#1) 16.5% (#1) 17.3% (#1) CCB customers (mm) Since 2019, we have grown our overall customer base by 8% and multi-LOB relationships5 by ~20% 8% 1 For footnoted information, refer to slide 74 4

We strive to make it easy to do business with us by engaging customers across channels In 2022, we achieved record high satisfaction across channels5 active digital customers3 63mm+ digital logins4 >15B mobile logins per user per month >20 unique visitors to branches per day ~900k U.S. population within a 10-min. drive to a branch 60% customers met with a banker >20mm #1 Digital banking platform1 1st Retail bank in all lower 48 states2 Enabling customers to manage their full financial lives through our digital banking, lending, and investing capabilities Our branch network is a local storefront for customers who want to engage with our bankers and advisors Increasing branch density For footnoted information, refer to slide 75 5

We are investing across our lines of business to serve more of our client needs CONNECTED COMMERCE Customers (mm) 1.6 2.2 2.3 2019 2021 2022 45% Relationships2 (mm) 2.9 3.5 3.8 2019 2021 2022 >75% of Business Banking clients also have a Consumer Banking relationship >85% of first-time investors come from banker referrals3 BUSINESS BANKING Clients5 (mm) WEALTH MANAGEMENT1 Enabled by recent acquisitions >$3 ~$4 ~$8 2019 2021 2022 Chase Travel sales volume ($B) 4 >2x 30% For footnoted information, refer to slide 76 6

We generate tremendous franchise value from operating our businesses within CCB and the broader firm

CCB

Leading financial services brand

#1

in prospect consideration across peer institutions[1]

Scale of our franchise

$7B+

in investments to drive sustained growth while delivering industry leading returns

Unmatched omnichannel distribution

75%+

of mortgage originations[4], Business Banking clients, and wealth relationships from existing customers

In the industry[2]

Consumer Banking	#1
Business Banking	#1
Card	#1

For Chase clients[3]

Wealth	#1
Merchant	#1
Mortgage	#2

JPM

World-class capabilities across the firm

100%

of J.P. Morgan Wealth Management investments through Asset & Wealth Management

Branch network as a storefront for JPMC

~50%

of Commercial & Private Banking clients visit our branch network[5]

Solutions throughout customers' lifecycles

>15%

of new Middle Market relationships came from Business Banking last year

Customer Value | **Employee Value** | **Enterprise Value**

For footnoted information, refer to slide 77

JPMORGAN CHASE & CO.

7

2019 2021 2022 Average deposits ($B) $698 $1,055 $1,163 Average loans ($B) $478 $434 $439 Average Card outstandings ($B) $156 $140 $163 Revenue ($B)2 $55.0 $49.9 $54.8 Deposit margin3 2.48% 1.27% 1.71% Expense ($B)2 $28.1 $29.0 $31.2 ROE 31.0% 41.0% 29.0% $21.7 $18.1 $20.9 We continue to deliver strong financial performance CCB Pretax Income ex. LLR ($B)1,2 For footnoted information, refer to slide 78 8

We continue to drive core growth in the business: 2021-2022

CCB REVENUE ($B)[1]



$49.9
$3.5
$1.9
($0.7)
($0.7)
$1.0
$54.8
▲ Deposit growth
▲ Card loan and spend growth
▼ Increase in Card acquisition costs
▼ Home Lending production volumes
▼ Auto leases
▲ Card loan yield
▼ Home Lending production margin
▼ Card renewals and refreshes
2021
Macro rate
Volume
Overdraft changes
Margin
MSR / Other
2022[2]

Net Interest Income ($B)	
2022 Actual	~$40
2023 Outlook ex. FRC	~$50 (▲~$10 vs. '22)

[1] In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation
[2] Totals may not sum due to rounding

JPMORGAN CHASE & CO.
9

$49.1 $54.8 ($5.1) $13.0 ($1.0) ($0.3) ($0.9) 2012 Macro rate Volume Overdraft changes Margin MSR / Other 2022 Revenue walk: 2012-2022 Net Interest Income ($B) 2022 Actual ~$40 2023 Outlook ex. FRC ~$50 ( Deposit Margin2 2.57% Deposit Margin2 1.71% 1 In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 2 Banking & Wealth Management CCB REVENUE ($B)1 10

We are retaining and growing primary bank relationships and capturing money in motion

BANKING & WEALTH MANAGEMENT DEPOSIT BALANCES ($B)[1]



$1,173
52% checking
1Q22
$80
Customer growth
($47)
Customer activity
($118)
JPM WM investments
Internal migration[3]
External brokerages
Online banks
Yield-seeking outflows[4]
$81
Total yield-seeking inflows
$35
JPM WM investments
$46
Internal migration[6]
Net new money
Yield-seeking inflows
$1,134
52% checking
1Q23

Core Drivers				
>3% YoY customer growth[2]	**~4%** decline in deposit balances driven by higher taxes and spend	**~5%** of banking customers outflow to an online bank with no change in primary bank %[5]	**~60%** retention of yield seeking flows[7]	

For footnoted information, refer to slide 79

JPMORGAN CHASE & CO.

11

23.9 24.2 We are maintaining expense discipline while we continue to invest for the future $23.8 $24.0 ~$25 $29.0 $(0.8) $0.9 $0.1 $31.2 ~$(0.1) ~$1.1 ~$0.3 ~$33 $1.9 ~$0.7 2021 Volume- & revenue-related Structural Investments Other 2022 Actuals Volume- & revenue-related Structural Investments Other 2023 Outlook Investments Wage inflation Higher headcount Technology Auto lease depreciation Core volume growth Salesforce incentives $7.0 $5.2 2022 FDIC base assessment CCB ADJUSTED EXPENSE ($B)1,2,3 For footnoted information, refer to slide 80 ex. FRC 12

2021 2022 2023 Outlook ~3% CAGR $23.8B ~$25B ~30% Customers per branch6 >15% Tenured Advisors7 >15% Sales productivity per branch8 BRANCH NETWORK & FIELD COST PER ACCOUNT $24.0B 2019 2022 2023 Outlook (5%) For footnoted information, refer to slide 81 >20% Servicing calls per customer3 >50% Total transaction volume4 ~5% Fraud loss rate per transaction5 OPERATIONS & FRAUD COST PER ACCOUNT 2019 2022 2023 Outlook (11%) We are realizing benefits of scale and efficiencies across our business ADJUSTED EXPENSE1,2 (EX. INVESTMENTS) ARE GROWING MODESTLY Other volume- related Other structural Tech production Operations & fraud Branch network & field 13

$7.1 ~$7.9 $2.7 $3.1 $3.2 $3.9 $1.2 $0.9 2022 2023 Outlook From 2022-2023, we will continue to invest in growing the franchise Wealth Management Connected Commerce2 Branch Network Marketing Roll-off of travel platform operating expenses Deal integration & amortization (cxLoyalty, FROSCH) Advisor hiring New builds in expansion and mature markets Banker hiring Acquisitions & deepening Branding 6 year payback 4 year break-even 4 year break-even 2 3x ROI Growth businesses $0.5 $0.4 $1.4 $2.5 Note: marketing investments are part of ~$8B total gross marketing spend3 Technology & product Channels, products, and platform development Infrastructure, applications, and data modernization ~50% pays back in <5 years4 Disciplined investment process focus on long-term growth and profitability $0.71 2023 Status 2022 Return Profile Distribution For footnoted information, refer to slide 82 14 CCB INVESTMENTS REPRESENT ~$7.9B OF ~$15.7B IN TOTAL FIRMWIDE INVESTMENTS ($B)

We continue to deliver customer and business value as we modernize our technology

TECHNOLOGY AND PRODUCT INVESTMENTS ($B)[1]



$0.4
$2.7
~$3.1
Product & design org
Tech product development
Tech modernization
$0.3
$1.1
$1.2
$0.4
$1.3
$1.4
2022
2023 Outlook

IMPACT BEING DRIVEN BY OUR TECHNOLOGY INVESTMENTS (SELECT EXAMPLES)

Tech product development: Deliver experiences customers love

Channels *Evolve our self-service and digital capabilities*	**Products** *Offer new products and features*	**Platforms** *Continuously improve to meet customer needs*
Digital channels Improved self-service capabilities to **reduce call volumes by 20%** per customer since 2019	**Engagement** **Total active digital users up 20%** vs. 2019 as we continue to launch new features and products	**Account opening** **~11mm accounts opened digitally**, up 37% vs. 2019

Tech modernization: Improve speed and quality to help future-proof the business

Infrastructure *Increase resiliency, scalability, and delivery*	**Applications** *Faster speed to market*	**Data** *Transform our data housing and consumption*
New data centers & public cloud **~50%** of applications have migrated out of legacy data centers, on track to migrate **~95%** by YE 2024	**Interoperability** **~65%** of customer digital account opening flows moved to target platform, on track to reach **99%** goal by YE 2023	**Cloud migration** **~30%** of data is in the public cloud, on target to reach **50%** by YE 2023

Looking forward we expect total CCB investment spend growth to moderate – consistent with a profitable growing franchise

[1] Note: Totals may not sum due to rounding

JPMORGAN CHASE & CO.
15

We closely monitor the health of our consumers' balance sheets (1 of 2)

Median balances are down from their peak but **remain up from pre-pandemic levels**

Median deposit balances
Total population


98%
54%
Historical avg.
Pandemic high
Mar '23

Stable cohort[1]	Pandemic high	Mar '23
All incomes	**+126%**	**+75%**
Lowest incomes[2]	**+183%**	**+92%**

Operating **cash buffers remain above pre-pandemic levels** and continue to slowly normalize

Median operating cash buffers[3] (days)
Total population


84%
21%
Historical avg.
Pandemic high
Mar '23

Stable cohort[1]	Pandemic high	Mar '23
All incomes	**+84%**	**+21%**
Lowest incomes[2]	**+115%**	**+31%**

Nominal incomes are up but **inflation has impacted real wage gains**

Median nominal income growth vs. inflation


31%
19%
17%
Jan '20
Mar '23
Inflation rate[4]
Nominal income growth (Stable cohort - all incomes)[5]
Nominal income growth (Stable cohort - lowest incomes)[6]

For footnoted information, refer to slide 83

JPMORGAN CHASE & CO.
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39% 11% 9% 36% 4% 3% FY22 vs. FY19 Apr YTD ('23 vs. '22) Apr ('23 vs. '22) Total credit and debit spend growth1 Total population Change in credit spend Change in debit spend Overall, spend remains solid as our portfolio is growing see they have recently started to trade down $169 $180 4Q19 1Q23 Period-end card outstandings ($B)3 7% O/S ($) per account Revolve O/S ($) over same time period up ~3% While the number of customers who revolve continues to normalize, those that do revolve have higher balances 10% O/S ($) per revolving account 14% % of revolvers (#)5 17% 2.4% - 0 20% 3.5% 0.3% FY22 vs. FY19 Apr YTD ('23 vs. '22) Apr ('23 vs. '22) Credit spend growth1 Stable cohort2 All incomes Lowest incomes (1.2%) Total population (9%) Stable cohort4 (All incomes) (5%) All incomes +15% / +23% +3% / +2% (2%) / 0% Lowest incomes +19% / +23% +4% / +2% 0% / 0% Stable credit cohort discretionary and non-discretionary spend mix Total population +38% / +38% +10% / +8% +7% / +6% Credit and debit discretionary and non-discretionary spend mix For footnoted information, refer to slide 84 17

Card1 Issuer Sub-Prime Mix Sub-Prime Mix 30+ DQs Net Credit Losses 3 4Q19 4Q22 4Q22 as a % of 4Q19 4Q22 as a % of 4Q19 Peer 1 N/D N/D 63% 46% Chase 16% 13% 78% 54% Peer 2 18% 16% 77% 56% Peer 3 20% 18% 97% 70% Peer 4 23% 20% 79% 59% Peer 5 32% 20% 79% 70% Peer 6 28% 26% 82% 68% Peer 7 33% 31% 87% 75% Auto1,2 Issuer 30+ DQs Net Credit Losses 3 4Q22 as a % of 4Q19 4Q22 as a % of 4Q19 Peer 1 82% 87% Chase 89% 80% Peer 2 99% 111% Peer 3 103% 137% INDUSTRY RISK PERFORMANCE METRICS 1 Peer information sourced from public disclosures 2 Chase Auto excludes Wholesale (DCS) & Lease 3 Represents net charge-offs 18

2012 2019 2022 Card % of portfolio <660 FICO score1 16% 16% 13% % of outstandings from balance parker segment2 20% 9% 5% Auto3 % of portfolio <660 credit score4 22% 18% 16% % of portfolio <660 FICO score and LTV >1205 1.6% 2.1% 1.3% Home Lending6 Owned-portfolio avg. FICO1 692 758 769 Owned-portfolio avg. CLTV 79% 55% 51% 2019 2022 Card % of originations <660 credit score Industry7 10% 13% 3ppts Chase 3% 3% - Auto3 Industry7 12% 18% 6ppts Chase 5% 5% - Home Lending % LTV >80 HFI jumbo origination mix Industry8 11% 13% 2ppts Chase 9% 10% 1ppt ORIGINATION RISK METRICSPORTFOLIO RISK METRICS For footnoted information, refer to slide 85 19

Credit continues to return to pre-pandemic levels Consumer balance sheets and credit remain healthy, continuing a path of normalization Leading credit indicators notably early delinquency roll-rates remain below pre-pandemic levels Card entry to delinquency rates are ~80% of pre-pandemic levels, up from the low point in 2Q21 Chase Auto loan portfolio loss performance has normalized to pre-pandemic levels 2019 2020 2021 2022 2023 Outlook Card 3.10% 2.93% 1.94% 1.47% ~2.6% Auto 0.33% 0.20% 0.05% 0.21% ~0.5% Retail only 0.44% 0.25% 0.04% 0.24% ~0.55% Home Lending (0.05%) (0.09%) (0.17%) (0.14%) ~0.0% Business Banking1 0.58% 0.57% 0.53% 0.40% ~0.6% ex. Overdraft 0.47% 0.48% 0.41% 0.17% ~0.35% < 3.5% 2024 Outlook > 3.5% 2025 Outlook CREDIT RISK OUTLOOK NET CHARGE-OFF GUIDANCE 1 Excludes Paycheck Protection Program loans 20

Primary driver of stress scenario is unemployment rate (UER) Losses typically lag UER, and will vary depending on when UER peaks and shape of recovery Table on the right shows annualized average losses over the two-year period 1Q24-4Q25, and cumulative losses over the same period Annualized avg. (%) Cumulative ($) Central case ~3.5% ~$15.5B Moderate recession scenario ~4.8% ~$18.8B Incremental +130bps +$3.3B Estimated 2-Year net credit losses (2024-2025) Unemployment rate 0% 1% 2% 3% 4% 5% 6% 7% 8% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Moderate recession (peak 3Q24) Central case 5.1% 7.1% KEY ASSUMPTIONS NOT AN OUTLOOK1 Stress scenario analysis for Card 1 Federal Reserve's 2022 DFAST Results and Methodology Disclosure remains instructive data point for more severe recession 21

Our Home Lending portfolio is in a position of strength with low delinquencies and strong LTVs

Our business is **well-positioned** given current **levels of equity** and **portfolio quality**

Home Lending portfolio by CLTV[1,2]

~5% of portfolio resides in 80%+


4%
11%
1%
16%
47%
21%
<50%
50-60%
60-70%
70-80%
80-90%
>=90%

30+ Delinquency % *(based on $)*		
Financial Crisis	Pre-Covid	Current
2010[3]	***Mar '20***	***Mar '23***
13.5%	1.5%	0.8%

30+ delinquency rate at 0.2% if vintages prior to 2010 are excluded

Home prices remain elevated but have begun to **decline from recent peaks**

Major markets with >10% forecasted HPI[4,5] declines from peak to YE 2023


Additional expected decline (current to Dec'23)
Actual decline (2022 peak to current)
% HFI 2022 originations[6]
-10% 3% -6% 11% Los Angeles-Long Beach-Anaheim, CA
-13% -5% -8% 4% San Diego-Carlsbad, CA
-13% -7% -6% 1% Nashville-Davidson-Murfreesboro-Franklin, TN
-13% -4% -9% 1% Sacramento-Roseville-Arden-Arcade, CA
-14% -7% -7% 3% Denver-Aurora-Lakewood, CO
-14% -5% -9% 1% Las Vegas-Henderson-Paradise, NV
-14% -8% -6% 1% Portland-Vancouver-Hillsboro, OR-WA
-16% -6% -11% 3% San Jose-Sunnyvale-Santa Clara, CA
-17% -8% -9% 3% Phoenix-Mesa-Scottsdale, AZ
-17% -7% -10% 2% Austin-Round Rock, TX
-18% -7% -11% 6% Seattle-Tacoma-Bellevue, WA
-20% -7% -13% 9% San Francisco-Oakland-Hayward, CA

We continue to **prepare for a variety of stress scenarios**

Estimated 2024-2025 NCOs ($mm)


Central case
Moderate recession
< 100
< 300
HPI trough
(5%)
(15%)
Peak UER
5.1%
7.1%

For footnoted information, refer to slide 86

JPMORGAN CHASE & CO.
22

We run our business for the long-term and manage through cycles Forward-looking guidance of 25%+ ROE through the cycle Current outlook is uncertain as macro factors may pressure short term returns Benefits of reprice lags Deposit outlook Credit trends We leverage the power of the CCB franchise remaining confident in our strategies through cycles Scale of our customer relationships Strength and diversification of our businesses Operational excellence and discipline Investment through cycles with unmatched capacity 23

We have consistently driven core growth and strong returns over the long term For footnoted information, refer to slide 87 $11.7 $12.3 $13.4 $14.4 $15.2 $15.0 $19.4 $21.7 $18.8 $18.1 $20.9 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $1,066 $2,249 7.1% (#3) 10.9% (#1) 20.5% (#2) 22.4% (#1) 17.7% (#1) 17.3% (#1) 6.2% (#3) 9.3% (#1) Fed Funds effective rate6 CCB pretax income ex. LLR ($B)5 CCB ROE ex. LLR5 Client balances ($B)7: 8% CAGR Retail deposit share (%)8: +380bps Card sales market share (%)9: +190bps BB Primary bank share (%)10: +310bps 0.14% 0.11% 0.09% 0.13% 0.40% 1.00% 1.83% 2.16% 0.38% 0.08% 1.68% 16% 15% 15% 17% 18% 18% 28% 31% 26% 26% 31% Card O/S share (%): (40bps) Card O/S share is up >200bps since 2012 when adjusting for risk- appetite CONSUMER & COMMUNITY BANKING 10-YEAR PERFORMANCE1,2,3,4 24

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

We are making strong progress against our strategy

	WE'RE THE MARKET LEADER	OUR STRATEGY IS WORKING	AND WE WILL EXTEND OUR LEAD
Consumer Banking	**#1** retail bank based on deposits[1]	• **Grow:** ~40mm customers, up 14% since 2019[2] • **Engage:** ~80% primary bank • **Deepen:** ~50% of primary customers are multi-LOB[3]	Strengthen and tailor our customer value propositions to **extend leadership position**
Branch Network	**1st** bank in all lower 48 states	• **Grow:** #1 deposit share in 11 of top 50 markets[4] • **Engage:** >75% of balances held by regular branch visitors[5] • **Deepen:** ~20% increase in banker productivity since 2019	Optimize and extend our branch network to **reach and gain trust in more local communities**

For footnoted information, refer to slide 88

JPMORGAN CHASE & CO.

26

We have continued to drive core growth in our business Consumer Banking Branch Network Business Banking Card & Connected Commerce 27 1 o Consumer Banking accounts 14% 11% 35.4 37.9 39.2 40.4 2019 2020 2021 2022 14% We added 1.6mm net new checking accounts in 2022 4.5% CAGR Consumer Banking customers (mm)1 Average deposits ($B) $535 $629 $772 $848 Debit card sales ($B) $314 $339 $414 $431

18.3% 11.3% 10.1% Our core customer growth has driven significant outperformance 9.1% 9.9% 9.8% 10.9% 10.3% 9.8% 2019 2022 2019 2022 2019 2022 #3 #1 #1 #2 #2 #3Rank4 +180bps +40bps flat Chase Peer 1 Peer 2 Chase Large Banks2Industry (ex. Chase) 3-year deposit CAGR1 National retail deposit share3 Consumer Banking Branch Network Business Banking Card & Connected Commerce For footnoted information, refer to slide 89 28

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Our primary bank customers are satisfied, loyal, and engaged


~80%

of Consumer Banking checking customers partner with us as their primary bank[1]

~80%

of Consumer Banking **Gen Z and Millennial** consumer checking customers are primary bank

Satisfied	**>75%** *of primary bank customers would* ***recommend Chase***[2]	**Record high** ***customer satisfaction*** *across branch and digital channels*[3]
Loyal	**>95%** ***retention rate*** *among primary bank customers*[4]	**~50%** *of primary bank customers* ***choose Chase*** *for other financial needs*[5]
Engaged	**>75%** *of balances held by customers who* ***regularly use branches***[6]	**>75%** *of customers are* ***mobile active***[7]

For footnoted information, refer to slide 90

JPMorgan Chase & Co.
29

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Our customers engage with Chase to make payments and manage their finances

CUSTOMERS ARE SHIFTING TO DIGITAL PAYMENTS...

Transactions by method of payment[1]


Digital
Debit
Cash & check
~40%
(25%)
2019
2022



~26mm

active Zelle customers[2]


CHASE
VISA

>35

monthly debit transactions per active debit customer[3]

...AND USING THE CHASE APP TO MANAGE THEIR FINANCES

Mobile engagement[4]


Not mobile-active
Mobile-active
>75%
+9ppts
2019
2022


660

~50%

of mobile-active Consumer Banking users engage with our financial health tools[5]


CHASE

~9B

digital logins by Consumer Banking users[6]

For footnoted information, refer to slide 91

JPMORGAN CHASE & CO.
30

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

~50% of Consumer Banking primary customers are engaged across products

CONSUMER BANKING SERVES A HIGH PROPORTION OF CUSTOMERS ACROSS EACH LOB AND GENERATES TREMENDOUS VALUE FOR THE FIRM

>75%

of Business Banking clients also have a Consumer Banking relationship

~90%

of Wealth Management relationships also have a Consumer Banking relationship[2]


Business Banking
Credit Card
Consumer Banking
Wealth Management
Home Lending

>45%

of Branded Card members are also Consumer Banking customers[1]

>75%

of retail volume is from Consumer Banking customers

Lowers cost of acquisition | **Increases relationship value** | **Strengthens banking relationship**

[1] Excludes small business customers
[2] Consumer and small businesses with Wealth Management relationships with balances >$0

JPMORGAN CHASE & CO.
31

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

We continue to strengthen our value proposition to meet the needs of customers across segments

	Emerging segments	Mass market segments	Affluent segments
	# OF LOW-COST CHECKING ACCOUNTS[1]  ~40% 2019 2022	# OF MASS MARKET CHECKING ACCOUNTS[2]  ~10% 2019 2022	# OF PRIVATE CLIENT RELATIONSHIPS WITH DEPOSITS AND INVESTMENTS[3]  ~30% 2019 2022
% of accounts[4]	~20%	~75%	~5%
Products & Services	• Launched **Early Direct Deposit** on Secure Banking • Launching Freedom Rise for **new-to-credit**	• Strengthened **Overdraft Assist** with next day no fee / $50 buffer • Launched **Pay in 4** to select customers	• Deployed **higher yield options** for cash management • Improved **payments experiences**
Advice	• Scaled **Community Centers and branches** to build trust and financial health locally • Developing **Credit Journey** features for credit building and new-to-credit	• Launched **Personal Advisors** for mass affluent clients looking for low-cost advice • Continuing **branch expansion** to serve more communities	• Launched **Wealth Plan** to help clients plan for the future • Adding **banker and advisor capacity** to serve more client needs
	Low-cost entry to banking with tailored solutions to build **financial health**	**Full-service banking** solution to meet **spend, save, and liquidity** needs	**Relationship proposition** to meet **banking, lending, and investing** needs

For footnoted information, refer to slide 92

JPMORGAN CHASE & CO.
32

5,293 4,831 2017 2022 We have accelerated our growth as we have extended and optimized our branch network $119 $227 2017 2022 Chase Large banks2 (ex. Chase) % of current network opened in the last five years4 15% 3% % of network consolidated in the last five years5 22% 24% (1.8%) CAGR Large Banks2 (ex. Chase) (4.7%) CAGR 13.8% CAGR Large banks2 (ex. Chase) $165mm3 Chase Large banks2 (ex. Chase) Deposits per branch (10+ years cohort)4 $259mm $170mm Deposits per branch (5-10 years cohort)4 $154mm $97mm BRANCH COUNT1 DEPOSITS PER BRANCH ($mm)1,6 Consumer Banking Branch Network Business Banking Card & Connected Commerce We have increased the number of consumer and small business customers per branch by ~30% from 2019 to 20227 For footnoted information, refer to slide 93 34

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Network expansion creates an unparalleled growth engine

WE HAVE INVESTED IN NEW BRANCHES FASTER THAN PEERS

Branch network by age cohort[1]


10+ years
5-10 years
0-5 years
88%
5%
7%
Industry
94%
3%
3%
Large banks[2]
(ex. Chase)
79%
6%
15%
Chase

THESE INVESTMENTS ARE CONTRIBUTING MEANINGFULLY TO OUR PERFORMANCE, WITH MORE UPSIDE

Meaningful contribution:

~$85B

in deposit growth since 2017 from branches <10 years old[3]

~4 year

break-even on new builds[4]

More upside:

~$160B

in incremental deposits as our branches mature to look like our seasoned network[5]

<5%

branch share in 19 of the top 50 markets, including 3 of the top 10 (DC, Boston, Philadelphia)[1,6]

For footnoted information, refer to slide 94

JPMorgan Chase & Co.
35

We have a demonstrated ability to grow in different starting positions and markets 11.6% 14.8% 20.4% 2012 2017 2022 1.6% 4.2% 6.3% 2012 2017 2022 0.8% 2012 2017 2022 Out of footprint 8.8ppts 111 new builds from 2012-20224 ~$9B deposit growth from 2012-20221 ~$2B deposit growth from 2017-20221 4.7ppts 13.7% 16.5% 16.9%Branch share2 5.7% 6.7% 8.7% Branch share2 0.0% 0.0% 2.6%Branch share2,3 ~$86B deposit growth from 2012-20221 42 new builds from 2017-20224 35 new builds from 2012-20224 0.8ppts Deposit share1 LOS ANGELES Deposit share1 ATLANTA Deposit share1 BOSTON Consumer Banking Branch Network Business Banking Card & Connected Commerce For footnoted information, refer to slide 95 36

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Branches are an important part of our omnichannel service and engagement model

WE ENABLE CUSTOMERS TO SELF-SERVE

Everyday branch transactions[1]


(~25%)
2019
2022

CUSTOMERS CONTINUE TO VISIT BRANCHES

Balance by customer channel engagement behavior[2]


Digitally-centric
Branch-centric
Multi-channel

>75% of balances are held by customers **who regularly use branches**

WE ARE MEETING MORE CLIENT NEEDS

Productivity per banker[3]


~20%
2019
2022

For footnoted information, refer to slide 96

JPMorgan Chase & Co.
37

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Our branches are the storefront for JPMC across lines of business

OUR BRANCH TEAMS GENERATE TREMENDOUS VALUE FOR THE FIRM ACROSS CCB AND JPMC MORE BROADLY

~85%

of business checking accounts are opened in branches

>85%

of first-time investors come from banker referrals[1]


Business Banking
Credit Card
Branch team of experts
Wealth Management
Home Lending

~25%

of Branded credit cards are opened in branches

~50%

of mortgages are originated in branches[2]

Drives acquisitions across channels | **Creates a talent pipeline** | **Serves a wide range of client needs**

[1] Represents first-time investors with full-service relationships through Chase Wealth Management
[2] Represents mortgage originations from branch Home Lending Advisors

JPMorgan Chase & Co.
38

Consumer Banking | **Branch Network** | Business Banking | Card & Connected Commerce

We are extending our network to cover more Americans and gain trust in local communities

2017 CHASE BRANCH NETWORK COVERAGE BY STATE[1]



Increasing branch share[2]

2022 CHASE BRANCH NETWORK COVERAGE BY STATE[1]



2017		2022	Looking ahead:
5,293	Branches[1]	4,831	
~60%	U.S. population coverage **by market**[3]	~80%	**~85%** *coverage by market*
50%	U.S. population coverage **within a 10-minute drive time**[4]	60%	**~70%** *coverage within a 10-minute drive time*
68%	Small business coverage[5]	87%	
$4.4T	Addressable deposits[6]	$7.9T	

For footnoted information, refer to slide 97

JPMORGAN CHASE & CO.

39

41 585 The small business ecosystem remains healthy despite economic headwinds Monthly small business formations (#k)1 Small business formations are elevated vs. pre- 40 140 240 340 440 540 640 Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 Consumer Banking Branch Network Business Banking Card & Connected Commerce Small business optimism index2 80 85 90 95 100 105 110 Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 Cash buffers (# of days of reserves, indexed to start of period)3 30-day delinquency rates (relative to start of period)3 60% 80% 100% 120% 140% 160% 180% 200% Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 -0.8% -0.4% 0.0% 0.4% 0.8% 615 355 101 90 100% 187% 130% Start 91 Pandemic peak Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 +46bps -13bps 80bps 40bps bps +40bps +80bps 1 Source: U.S. Census Business and Industry Time Series, Monthly Business Formation Statistics; not seasonally adjusted 2 Source: NFIB: Optimism Index 3 Cash buffers data based on fixed cohort of clients active in both January 2020 and November 2022, with balances/outflows tracked from January 2019 March 2023; delinquency rates based on both Business Banking line/loan and Chase Small Business Card excl. PPP loans, overdrafts

Consumer Banking | Branch Network | **Business Banking** | Card & Connected Commerce

We serve ~6mm small- and medium-sized businesses (SMBs) across Chase for Business[1]

Consumer Banking	Chase for Business	Commercial Banking	Corporate & Investment Bank
Entrepreneurs who start businesses	*<$20mm sales size*	*~$20mm-$2B sales size*[2]	*>$2B sales size*

CHASE for BUSINESS

Business Banking

#1

Primary bank market share[3]


VISA

Today's focus

Business Card

#2

SMB credit card spend[3]


VISA
VISA

Payments Services

#1

Payment provider for Business Banking clients[1]



[1] 6MM client count as of December 2022; payment provider rank as of April 2023
[2] Annual sales size thresholds are directional and do not apply to select core segments and specialized industries within Commercial Banking
[3] Primary bank market share sourced from Barlow Research Associates as of 4Q22. Rolling 8-quarter average of small businesses with sales size between $100k-$25mm; SMB credit card spend share based on internal estimates of Nilson (only 2021 available) and 2022 actuals if available

JPMORGAN CHASE & CO.
42

43 We help businesses of all sizes start, run, and grow with Chase WE SERVE ALL TYPES OF SMALL- AND MEDIUM- ~65% of BB clients start in Consumer Banking ~30% of large BB clients started as small clients2 >15% of new Middle Market relationships come from BB1 Start Run Grow ~40% ~50% ~10% <$100k $100k-$1mm >$1mm (1) Professional Services (2) Real Estate (3) Construction (4) Retail (5) Healthcare (6) Transportation (7) Other 6.2% 9.3% 2012 2022 #3 #1 +310bps Primary bank market share and rank3Annual sales size and industry mix of BB clients Consumer Banking Branch Network Business Banking Card & Connected Commerce 1 2 3 45 6 7 TOP BUSINESS BANK IN THE U.S. 1 Data reflects FY2022 2 Large clients defined as businesses with an annual sales size of $1mm or greater; Small clients defined as businesses with an annual sales size of under $1mm; captures client sales size growth between 2020 and 2022 3 Primary bank market share sourced from Barlow Research Associates as of 4Q22. Rolling 8-quarter average of small businesses with sales size between $100k-$25mm

44 Our business is growing rapidly and delivers strong economics Business Banking clients (mm) 2.9 3.2 3.5 3.8 0 0.5 1 1.5 2 2.5 3 3.5 4 2019 2020 2021 2022 Average deposits ($B) $136 $175 $226 $259 Average loans ex. PPP ($B) $24 $24 $22 $20 Primary bank rank1 #1 #1 #1 #1 30% ~3x higher balances per average BB account vs. average Consumer Banking account ~80% of balances in noninterest- bearing checking accounts ~9% CAGR + 90% We originated >340k net new checking accounts in 2022 Consumer Banking Branch Network Business Banking Card & Connected Commerce HAVE STRONG ECONOMICS 1 Primary bank market share sourced from Barlow Research Associates as of 4Q22. Rolling 8-quarter average of small businesses with sales size between $100k-$25mm

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

The key to our success is continuing to win clients' primary bank relationships

PRIMARY CLIENTS ARE SATISFIED, LOYAL, AND ENGAGED

2 of 3

Chase Business Banking clients choose us for their primary operating account



These clients:

Are satisfied	**~70%** digital and **~85%** branch satisfaction
Are loyal	**~95%** retention rate[1]
Are engaged	**~75%** use multiple channels[2]
Have higher balances	**~4x** higher balances vs. non-primary
Have multiple products	**~10ppts** higher SMB card ownership

WE EARN PRIMARY BANK RELATIONSHIPS THROUGH BEST-IN-CLASS SOLUTIONS AND EXPERIENCES

1. A complete **suite of products and services** that make Chase the best place to start, run, and grow a small business
2. An **industry-leading omnichannel service model** anytime, anywhere, in the channel of their choice

[1] Excluding businesses <2 years old from formation
[2] Both digital and branch active in 2022

JPMorgan Chase & Co.
45

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Our comprehensive suite of financial products and services makes Chase the best place to start, run, and grow a small business

Banking and Cash Management

- ✓ Entry-level and premium checking
- ✓ LegalZoom partnership
- ✓ Payments services including Zelle, Wires, Bill Pay
- ✓ ***Coming soon:*** Digitizing more customer activities
- ✓ ***Coming soon:*** Invoicing

Invoicing


New Invoice
CHASE
Sarah's Bake Shop requests
$225.00
Pay
Preview invoice

Credit Card / Lending

- ✓ Entry-level, premium, and co-brand credit cards
- ✓ SBA[1], small- and large-dollar lending, digital lending
- ✓ ***Coming soon:*** Expanding Credit Journey

Lending platform modernization


CHASE for BUSINESS
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- **6** app inputs (vs. 50+)[2]
- **<5 mins** to complete
- **Automated** post-app tasks

Merchant and Adjacent Services

- ✓ Merchant Services integrated with core banking
- ✓ Everyday 401(k)
- ✓ Fraud Hub
- ✓ ***Coming soon:*** Tap To Pay
- ✓ ***Coming soon:*** Payroll

Everyday 401(k)


J.P.Morgan
Acme Corporation 401(k) Plan
$1,554,181.00
17
$5,216.26
11/15/2021
11
90%
Plan To-Dos
Guide to Retirement

[1] Small Business Administration
[2] Comparison reflects comparable product on modernized platform vs. legacy

JPMorgan Chase & Co.
46

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Our best-in-class omnichannel offering allows us to serve our clients anytime, anywhere, in the channel of their choice

Serving our clients anytime, anywhere, in the channel of their choice

Channel			
Digital	*>1B digital log-ins in 2022*	**~80%** of clients are digitally active	**Amplify our digital channels with:** • Enhanced merchant offers • Expanded Credit Journey • Enhanced customer insights
Physical Network	*~4,800 Chase branches, >15,000 ATMs*	**~80%** of clients visit a branch	**Continue to leverage our expanding branch footprint** which currently covers 87% of U.S. small businesses[1]
People	*~12,000 Consumer Bankers & ~2,300 Business Relationship Managers*	**~90%** of assigned clients met with a Relationship Manager[2]	**Hire ~1,000 Relationship Managers by 2025, given assigned clients have:** • Higher retention • More multi-product relationships • Higher customer satisfaction
Multi-channel	*~85% branch satisfaction, ~70% digital satisfaction*	**~65%** of clients are multi-channel active	**Deliver more omnichannel experiences:** • Interactive demos for prospects • Video meetings for bankers and clients • Schedule a banker meeting online

[1] Small business coverage by CBSA based on Dun and Bradstreet Small Business locations. Small business defined as <$20mm in annual sales size
[2] 180-day contact rate for clients assigned to either a remote or in-person Business Relationship Manager

JPMORGAN CHASE & CO.
47

Consumer Banking | Branch Network | **Business Banking** | Card & Connected Commerce

The value of Business Banking relationships extends to the rest of CCB and JPMC

Business Banking generates tremendous value for the Firm…

~40%

of total CCB deposits held by BB clients[1]

~50%

more Business Card clients with a BB relationship vs. 2019


Banking & Wealth
Private Bank
Business Banking
Card
Commercial Banking

>5ppt

higher share of Private Bank client wallet when they have BB relationship[2]

>15%

of new Middle Market relationships came from BB last year

…and benefits significantly from CCB and JPMC

Lower cost of acquisition

>75% of accounts opened by existing CCB clients are originated without a marketing offer

Increased revenue per client

>2x higher average BB client revenue when clients have multiple CCB relationships (vs. BB-only)

[1] Includes deposits held by Business Banking clients in business and personal accounts; as of January 2023
[2] Excludes Private Bank clients who are only associated with Business Banking clients generating <$100k sales size, and client records that do not have wallet share data available; as of May 2023

JPMORGAN CHASE & CO.

48

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

We have a compelling opportunity for continued growth

Industry-leading **share of a rapidly-growing market**

- ✓ ~450k small businesses formed each month[1]
- ✓ #1 primary bank share[2]
- ✓ ~9% annual client growth since 2019

Strong **unit economics** and contribution to the Firm

- ✓ ~80% of balances in noninterest-bearing checking accounts
- ✓ ~40% of CCB deposits are held by BB clients

Unparalleled **scale with a localized service model**

- ✓ ~2,300 Business Relationship Managers held 1.4mm[3] client meetings
- ✓ ~4,800 branches that reach 87% of U.S. small businesses[4]
- ✓ ~80% of clients are digitally active, with >1B total log-ins in 2022

For footnoted information, refer to slide 97

JPMorgan Chase & Co.
49

4.8 2.7 2.4 2019 2021 2022 5.9 6.4 6.5 2019 2021 2022 11.5 12.1 13.7 2019 2021 2022 31% 35% 32% 2019 2021 2022 Our Card franchise continues to be the industry leader in sales and outstanding balances 43 47 52 2019 2021 2022 16.4 14.8 16.1 2019 2021 2022 156 140 163 2019 2021 2022 763 893 1,065 2019 2021 2022 Active accounts (mm)2 Average outstandings ($B)Sales volume ($B) Revenue ($B)3 21% 40% 4% Risk-adjusted revenue ($B)3,4 19% Net charge-offs ($B) ROE ex. LLR4 (50%) Pretax income ex. LLR ($B)4 10% 3.10% 1.94% 1.47% NCO Rate (2%) #1 in card sales volume since 20171 #1 in card outstandings for more than a decade1 98% customer retention in 2022 WE CONTINUED TO SCALE ACTIVE ACCOUNTS AND SALES AND HAVE SEEN AVERAGE OUTSTANDINGS REBOUND FROM PANDEMIC LOWS WE MAINTAINED OUR POSITION OF STRENGTH 1Q23 EOP O/S of $180B Consumer Banking Branch Network Business Banking Card & Connected Commerce 51 For footnoted information, refer to slide 99

Our strategy will drive sustained success while making our business more resilient over time STRATEGY Create deeper customer relationships Grow our card member base across key segments Engage through experiences customers love WHAT WINNING LOOKS LIKE >$30B volume through our Commerce platforms in 2025 70 NPS across Card and Commerce experiences Drive sticky relationships with customers through best-in-class experiences Deepen relationships with customers across CCB and merchants across JPMC Launch new, tailored products to win in key segments, including SMB and Starter Fuel continued growth through our world-class marketing and distribution engine Build out our two-sided platform through Connected Commerce Continue to expand on our core enablers: payments and lending capabilities 20% share of industry outstandings in Card ACTIONS WE ARE TAKING Consumer Banking Branch Network Business Banking Card & Connected Commerce 52

10.7% 12.0% 21.8% 22.4% 20.4% 20.4% 2017 2018 2019 2020 2021 2022 We continually launch and refresh Card value propositions to deliver industry leading engagement sales share3#1 Peer 1 Peer 2 10.0% 10.8% 16.2% 17.3% 7.0% 8.8% 2017 2018 2019 2020 2021 2022 outstandings share3#1 Peer 1 Peer 2 24 products launched or refreshed since 2019 97% of co-brand sales contractually extended to at least 20271 CARD HIGHLIGHTS Continually launching and refreshing our world-class card products while building stronger partnerships to expand our reach Investing in new lifestyle benefits and experiences to differentiate our products, and grow engagement with our customer base 3 airport lounges launched, with 2 more coming later this year ~70% of fee-based card demand driven by Millennial and Gen Z2 Consumer Banking Branch Network Business Banking Card & Connected Commerce MARKET PERFORMANCE 53 For footnoted information, refer to slide 100

We are investing in products and experiences for key segments to drive growth Strategic Focus Progress Starter Launching Freedom Rise in select channels this year Leveraging the strategic advantage of our branches to help new-to- credit prospects Affluent Differentiating with investments in travel and dining assets and capabilities Closely integrating key assets with the Sapphire brand Small Business Expanding our product suite to better serve the full continuum of SMB needs Launched Business Premier in all channels in October 2022 Lounges Concierge Services Dining Addressable Market U.S. consumers1 >25mm U.S. SMBs2 >40mm U.S. consumers3 >40mm Consumer Banking Branch Network Business Banking Card & Connected Commerce 54 For footnoted information, refer to slide 101

$3.1 $2.1 $3.8 $4.0 $4.3 $1.3 $1.1 $1.4 $1.7 $1.6 2019 2020 2021 2022 ID Outlook 2022 Actuals Product Benefits (incl. co-brand) Acquisition, Distribution & Media Our marketing engine fuels our scale and distribution CARD GROSS CASH MARKETING SPEND ($B)1 KEY DRIVERS AND PERFORMANCE METRICS $4.5 $5.9 Revenue Outlook from 2022 ID Revised Outlook >30%2 >50%2 New accounts 2022 vintage vs. 2019 New accounts 14% 23% Active accounts Outlook from 2022 ID 2022 Actuals 16% 21% Total portfolio 2022 vs. 2019 Sales volume 33% 40% Annual fee revenue 20% 28% $3.2 $5.2 $5.7 Our disciplined approach to marketing enables us to generate predictable returns Lifetime value >1.5x3 >1.7x3 Consumer Banking Branch Network Business Banking Card & Connected Commerce 55 For footnoted information, refer to slide 102

We are improving productivity to better acquire and serve customers, and optimize expense Our channels are getting more productive Of new Branded card accounts acquired through owned-channels in 2022 (+3ppts YoY)185% Our discipline drives more efficient account production Decrease in customer call-in rates since 201923ppts Increase in accounts originated from pre- qualified offers in 2022 vs. 20214ppts Our investments drive a more seamless experience Increase in digital active card customers as % of total card base since 20195ppts Improvement in Card fraud loss rate since 2019 ~1.5bps Increase in new account production in 2022 vs. 202121% Our ecosystem is serving customers more efficiently Consumer Banking Branch Network Business Banking Card & Connected Commerce 56 1 Owned channels include phone, chase.com, refer a friend, retail, and direct mail 2 Call-in rate is defined as the number of customer calls to specialists relative to annual customer statements

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Our two-sided platform delivers unmatched value for consumers and brands

Consumers

Consumer Payments

#1
Credit card issuer with **>$1T** in sales

>$5.6T
Payments volume[1]

Digital Ecosystem

>63mm
Digital active customers[2]

>20
Monthly mobile logins per user

Base Beyond Card

#1
Consumer bank based on deposits

#1
Most visited banking portal in U.S.[3]


Connected
Commerce

Brands

Airlines

>200 airline partners including…

AIR CANADA | UNITED | BRITISH AIRWAYS

Hotels

~300k hotel properties including…

Marriott INTERNATIONAL | IHG HOTELS & RESORTS

And >650 Luxury Hotel & Resort Collection partners

Benefits

DOORDASH | lyft | instacart

Offers & Shopping

amazon | Disney | NET-A-PORTER | SEPHORA

And >500 merchants on Chase Offers in 2022

Dining

INFATUATION | ZAGAT | OpenTable | tock

No provider can match the: Scale of our assets + Breadth of our solutions + Richness of our data

For footnoted information, refer to slide 103

JPMorgan Chase & Co.
57

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

We are on-track to become a household name in premium leisure travel

Top 5	1 in 4	↑ 24%	↑ ~40%
Consumer leisure travel provider[1]	Leisure travel dollars spent on Chase cards	YoY growth in transactions through Chase Travel[2]	YoY growth in customers purchasing travel on Chase[2]

PERFORMANCE HIGHLIGHTS

Chase Travel sales volume ($B)[3]


~$15B
~$8B
>$3B
2019
2022
2025 Outlook

✓ On track to hit **~$10B** in Chase Travel sales this year

CHASE TRAVEL VISION

Chase Travel

Creating an end-to-end journey that delivers **curated content**, **unique experiences**, and **elevated servicing** while operating as a self-sustaining business

High Tech	High Touch
cxLoyalty	FROSCH®
Booking platform that enables end-to-end control over the experience	Highly-tenured agents that deliver unique, customized trips

For footnoted information, refer to slide 104

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Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

We are applying our consistent playbook to expand beyond Travel to win in Shopping and Dining

OUR COMMERCE PLAYBOOK:

1. **Identify high value experiences** that resonate with card members
2. **Accelerate engagement in existing channels and products** with benefits, rewards, and content
3. **Acquire capabilities** to create differentiated on-us journeys and own the economics

» **Make Chase the best platform** to book travel, explore shopping, and discover new dining experiences

HOW WE'RE APPLYING OUR PLAYBOOK:

Journey	Addressable spend	Where we are on our strategy	Key success metrics[1]	
Travel	>$140B *Category spend on Chase cards[2]*	Reaching new customers through **premium servicing and content**	~40mm *Chase Travel visits*	~$8B *in Chase Travel sales volume[3]*
Shopping	>$470B *Category spend on Chase cards[2]*	Integrating our platform and data to enable better **targeting and personalization**	>9B *Offers served to customers[4]*	>$6B *in attribution spend volume[5]*
Dining	>$90B *Category spend on Chase cards[2]*	Expanding access to **curated content and experiences** to accelerate engagement	>25k *Venues covered[6]*	>5mm *Unique monthly visitors[7]*

Our strategy will migrate category spend to our platforms – driving >$30B in volume and ~$2B in revenue in 2025

For footnoted information, refer to slide 105

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Payments and lending innovation are core enablers of our Connected Commerce strategy >$5.6T Payments volume1 Installments at POSCard-linked installments >27B Payment transactions1 2022 HIGHLIGHTS Pay in 4 Paze Card-based Pay-over-time solutions Checkout Credit and debit Highly engaged payments4 customers have higher average NPS and higher likelihood to have multi-LOB relationships >67mm Payments active customers2 >25mm Customers transacting >1 times a day >$1.5T Credit and debit spend volume Live today Live today Launching soon Launching soon3 My Chase Plan originations scaled 3x faster than BNPL competitor outflows YoY SM Consumer Banking Branch Network Business Banking Card & Connected Commerce $260.42 $130.21 $86.81 60 For footnoted information, refer to slide 106

Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

We are investing in critical capabilities and experiences to better serve customers across all segments

WE ARE BEING RECOGNIZED FOR THE WORK WE ARE DOING…



"Best travel rewards credit card"
– *The Points Guy*[1]



"Best card for small businesses"
– *Money.com*[2]



"Best overall business card"
– *CNET*[3]



"Best premium card for travel and dining"
– *Business Insider*[4]



"Best airline credit card"
– *Forbes Advisor*[5]



"Best hotel co-brand credit card"
– *The Points Guy*[1]



"Best cash-back credit card"
– *CNBC Select*[6]



"Best hotel travel card"
– *CNN*[7]

…AND ARE TAKING ACTION TO BUILD UPON THIS MOMENTUM

NPS for select segments, 2022

+3 NPS	+2 NPS	+1 NPS
for Mass vs. 2021	*for Affluent vs. 2021*	*for SMB vs. 2021*

↑ Usage of **machine learning** to understand drivers of dissatisfaction

Customer complaints, 2019-2022

↓ **19%** Reduction in **customer complaints**

↑ Investments in **servicing innovation** (e.g., dispute tools, chatbots)

On our path to achieving **70 NPS**

Value of NPS: satisfied customers spend >30% more and attrite ~2x less[8]

For footnoted information, refer to slide 107

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Consumer Banking | Branch Network | Business Banking | Card & Connected Commerce

Being part of the JPMC ecosystem broadens our scale and distribution

>45%

of Branded Card members are also Consumer Banking customers[1]

~17ppts

higher Card approval rate when customer has a deposit account


Consumer Bank
Card
Business Bank
Corporate & Investment Bank

~40%

of SMB Card members have a Business Banking relationship

~25%

of Chase Offers merchants sourced through our B2B franchises in 2022[2]

Card contributed ~50% of new CCB customers in 2022 – providing a significant deepening opportunity to the franchise[1]

[1] Excludes small business customers
[2] Reflects offers sourced through J.P. Morgan Payments and Business Banking

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Our competitive advantages will enable sustained outperformance for decades to come Forward-looking guidance of 25%+ ROE through the cycle The scale of our customer relationships is the catalyst for everything We operate with excellence and execute with discipline We run this franchise for the long term, with unmatched capacity to invest The strength and diversification of our businesses create resilience of returns The Power of the CCB Franchise 64

First Republic provides capabilities to accelerate our existing affluent strategy

	First Republic model	CCB affluent strategy
Value for relationship	**Relationship-based lending** to acquire and deepen affluent relationships Single family | Multi-family | CRE | C&I | Capital Call	**Access to our best products and benefits** • Expanded banking and investment services • Relationship-based pricing across products • Exclusive lifestyle benefits
Expert advice and guidance	**Team of experts** to serve affluent client needs with a primary relationship quarterback RMs | Business Bankers | Preferred Bankers | Wealth Managers	**Easy access to a team of experts** • Banker or advisor as a relationship quarterback • Financial planning, investment, and borrowing advice • Expanded banker and advisor capacity
Premium service	**High-touch servicing model** with industry-leading NPS and high client and employee retention Preferred Banking | Preferred Banking Offices | Lending | Wealth	**Elevated service and seamless experiences** • Cross-product priority servicing experience • Higher limits and enhanced authorizations • Proactive client servicing

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First Republic has a unique operating model and strong loan portfolio

First Republic value to Chase

Relationship manager-led acquisition
to drive firm value beyond lending

Deepening opportunity
serving affluent client lending needs

High quality loan portfolio
strong LTVs, high FICO scores

First Republic Portfolio Risk Metrics[1]

~$100B	59%	774	30%	77%	~$1.1mm
Loan Portfolio[2]	Avg. CLTV	Avg. FICO	Avg. Debt-to-Income	% CA or NY	Avg. Balance Outstandings[3]

[1] First Republic residential loan portfolio; funded loans only; CLTV and DTI reported as of time of origination
[2] Prior to fair value marks
[3] Average mortgage balance outstanding reflects unpaid principal balance

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We provide advice across the wealth continuum and continue to grow our channels

CCB

Wealth Management Advised Channels

AWM

Full-Service Wealth Management

Personal Advisors
Lower-cost remote advice

Target client:
Mass Affluent

Chase Wealth Management
Target client: *Affluent*

4,500+ Private Client Advisors
~$410B Client investment assets

J.P. Morgan Advisors
Target client: *Affluent / HNW[1] / UHNW[2]*

450+ Advisors
~$190B Client investment assets

Global Private Bank
Advice-driven platform across wealth, lending, and banking

Target client:
HNW / UHNW

We have invested to strengthen and scale our advised channels

- ✓ **Added 300+ Advisors in 2022** and on-track to scale to 6k by 2025
- ✓ **Launched Personal Advisors** to offer lower cost advice *(4Q22)*
- ✓ **Rolled out Wealth Plan** to Chase clients and advisors *(4Q22)*
- ✓ **Added ~400 Client Advisors** and on-track to scale to 4k by 2025

[1] High net-worth
[2] Ultra high net-worth

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First Republic Private Wealth Management adds scale to our office-based model

CCB — *Wealth Management Advised Channels*

AWM

Personal Advisors
Lower-cost remote advice
Target client: *Mass Affluent*

Full-Service Wealth Management

Chase Wealth Management
Target client: *Affluent*
4,500+ Private Client Advisors
~$410B Client investment assets

J.P. Morgan Advisors
Target client: *Affluent / HNW[1] / UHNW[2]*
450+ Advisors
~$190B Client investment assets

Global Private Bank
Advice-driven platform across wealth, lending, and banking
Target client: *HNW / UHNW*

First Republic Private Wealth Management
~200 Private Wealth Advisors
~$200B Client investment assets

[1] High net-worth
[2] Ultra high net-worth

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First Republic branches will support our affluent branch segmentation strategy Formats Emerging segments Affluent segments Community Center (in market) Private Client Center (under development) First Republic Preferred Banking Offices Premium locations including SF, NYC, Boston covering 50% of JPM WM balances Roles Community Centers to build trust locally and promote financial health in underserved communities Private Client Centers to build wealth brand and provide exclusive spaces to engage with an integrated team of experts Preferred Bankers manage relationships and provide service Adapt proven integrated model with dedicated Community Manager, Small Business Consultant, and Community Home Lending Advisor roles Deploy a senior team of experts with Private Client Bankers & Advisors, Business Relationship Managers, and Home Lending Advisors Engagement High-touch servicing model with industry- leading experience Tailored local objectives and engagement methods to meet the distinct needs of underserved communities Serve clients across banking, lending and wealth and curate financial planning and wealth-focused experiences Chase Branch Segmentation Strategy 70

Notes on non-GAAP financial measures

1. Adjusted expense excludes CCB legal expense and is a non-GAAP financial measure. For 2021, reported noninterest expense was $29,028 million and legal losses were $55 million; for 2022, reported noninterest expense was $31,208 million and legal losses were $47 million. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm's performance

2. Income before income tax expense (pretax income) excluding the change in loan loss reserves ("pretax income ex. LLR") and return on equity excluding the change in loan loss reserves ("ROE ex. LLR") are non-GAAP financial measures. These metrics reflect the exclusion of the portion of the provision for credit losses attributable to the change in allowance for credit losses. ROE ex. LLR is calculated as net income excluding LLR divided by average common stockholders' equity. For CCB average common stockholders' equity for the full years 2022, 2021 and 2020, refer to page 65 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2022. For all other periods presented, refer to the CCB Business Segment Results in JPMorgan Chase's Annual Report on Form 10-K for each respective year. The table below provides a reconciliation of reported results to these non-GAAP financial measures

Year ended December 31, (in millions, except ROE)		2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
(1) Pretax income	Reported pretax income	17,236	17,808	14,689	15,472	15,053	14,637	19,399	21,950	11,034	27,840	19,793
	Adjustments:											
	Change in loan loss reserves	(5,506)	(5,490)	(1,253)	(1,023)	150	320	42	(299)	7,809	(9,750)	1,125
	Pretax income ex. LLR	11,730	12,318	13,437	14,449	15,203	14,957	19,441	21,651	18,843	18,090	20,918
(2) Net income	Reported net income	10,522	10,715	8,840	9,546	9,418	9,254	14,744	16,575	8,268	20,957	14,916
	Adjustments:											
	Change in loan loss reserves	(3,337)	(3,300)	(742)	(632)	93	207	32	(226)	5,843	(7,356)	879
	Net income ex. LLR	7,185	7,415	8,098	8,914	9,511	9,462	14,776	16,350	14,111	13,601	15,795
(3) ROE	Reported ROE	24%	23%	17%	18%	17%	17%	28%	31%	15%	41%	29%
	ROE ex. LLR	16%	15%	15%	17%	18%	18%	28%	31%	26%	26%	31%

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Notes on slide 3 1. See slide 72 2. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 3. Based on 2022 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 73

Notes on slide 4 1. Businesses and legal entities with decision making rights 2. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 3. Barlow Research Associates, Primary Bank Market Share Database as of 4Q22. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25 million 4. Based on 2022 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 5. Refers to customers with two or more relationships within the following sub-LOBs: Consumer Banking, Business Banking, Wealth Management, Credit Card, Home Lending, and Auto 74

Notes on slide 5 1. #1 in active users among digital banking mobile apps based on Data.ai and #1 most-visited banking portal in the U.S. (Chase.com) based on Similarweb 2. 2022 Chase branch network coverage by state. Intelligence. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Numbers do not foot to Form 10-K as FDIC represents branch counts as of June 30th, 2022 3. As of 4Q22. Users of all web and/or mobile platforms who have logged in within the past 90 days 4. Total logins on mobile and web platforms in FY 2022 5. In 2022, we achieved record high satisfaction in our branch and digital channels, determined by overall satisfaction and measured on a scale of 1 to 10. The score is e of monthly active users of Chase.com and the Chase Mobile app 75

Notes on slide 6 1. J.P. Morgan Wealth Management referenced in Form 10-K 2. Unique families with primary and joint account owners for open and funded accounts 3. Represents first-time investors with full-service relationships through Chase Wealth Management 4. Includes Chase Travel volumes, cxLoyalty non-Chase clients, and Frosch 5. Refers to customers associated with Business Banking line of business as referenced in Form 10-K 76

Notes on slide 7

1. Masterbrand Brand Health survey data from 1Q23. N = 3,681 completed surveys from random U.S. consumer sample (age 18+, financial decision makers for the household, lower 48 states), fielded between 1/6/2023 and 3/30/2023. Consideration measured through % of respondents selecting "Probably would consider", "Definitely would consider" for question: "Please think about financial service companies in general. The next time you are in the market for a financial product or service, how likely are you to consider the following providers?"
2. Consumer Banking: Federal Deposit Insurance Corporation ("FDIC") 2022 Summary of Deposits survey per S&P Global Market Intelligence. Applies a $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Business Banking: Barlow Research Associates, Primary Bank Market Share Database as of 4Q22. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25 million. Card: Based on 2022 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards
3. Wealth: #1 outflow destination for Chase customers. Merchant: #1 payment provider for BB clients. Based on settlement $ volume (inflows into BB accounts from merchant servicing providers), not by client count. Data is most recent available, from Feb 1 – Apr 20. Mortgage: Chase clients are defined as having a deposit relationship or mortgage; based on Chase internal data and CoreLogic data
4. Retail mortgage originations in Home Lending
5. Excludes Commercial Term Lending clients

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Notes on slide 8 1. See slide 72 2. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 3. Banking & Wealth Management 78

Notes on slide 11 1. Totals may not sum due to rounding. End of period balances for 1Q22 and 1Q23 2. 1Q22 to 1Q23 customer growth represents balances from new Banking and Wealth Management customers 3. Migration of flows out of checking and savings accounts 4. Net flows for external brokerages, online banks, JPMWM investments. Gross flows for internal migration 5. For Consumer Banking customers who outflow regularly. A customer is considered primary bank if it meets one of the following con 6. Migration of flows into checking and savings accounts 7. % of internal yield seeking inflows (incl. JPMWM flows and internal migration) of total yield seeking outflows (incl. JPMWM flows, internal migration, external brokerages, online banks) 79

Notes on slide 12 1. Totals may not sum due to rounding 2. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 3. Adjusted to exclude legal expense. See slide 72 80

Notes on slide 13 1. Adjusted expense excludes CCB investments and legal expense and is a non-GAAP financial measure. For 2021, reported noninterest expense was $29.0 billion, CCB investments were $5.2 billion and legal losses were $55 million; for 2022, reported noninterest expense was $31.2 billion, CCB investments were $7.1 billion and legal losses were $47 million, respectively. Management believes this information helps investors understand the effect of certain items on reported results and 2. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 3. Includes total calls to Consumer Banking, Business Banking, Auto and Card client servicing divided by all Chase consumers and small businesses 4. Includes total check, debit, digital and credit payment / money movement volumes 5. Net operating losses divided by total transaction volume 6. Includes Consumer Banking customers and Business Banking small businesses per branch. Numerator and denominator exclude new builds and market expansion captured as investments and zero-balance accounts. Reflects 2019-2022 only 7. Tenured Chase Wealth Management & J.P. Morgan Advisors 8. Average annualized deposit sales for branches >5 years old; reflects 2019-2022 only 81

Notes on slide 14 1. Totals may not sum due to rounding 2. Includes Connected Commerce acquisitions of cxLoyalty, FROSCH, The Infatuation, and Figg 3. Gross cash marketing spend represents total outlays in a calendar year, which includes expenses and contra revenues. Contra-revenue may be amortized and not all recognized in the year the outlay was made 4. Refers to tech product development investment spend, excludes regulatory and controls spend 82

Notes on slide 16 1. Tracks cohort of primary bank customers from March 2020 March 2023. At time of start in March 2020, cohort includes all primary bank customers, with at least one year of consumer checking tenure, and greater than $6k of take-home income (payroll, government assistance, unemployment benefits, tax refunds, social security, and retirement) within last twelve months 2. Represents customers within the cohort who had greater than $6k but less than $30k of take-home income within last twelve months of March 2020 3. Average Daily Balance divided by the total outflow in the month, multiplied by 30 to express in number of days. Includes all the checking and savings (ex. CDs) Chase accounts that are owned or jointly owned by the customer. Customers without outflow in the month are excluded 4. Source: Bureau of Labor Statistics (CPIU) 5. Tracks income growth for cohort defined in Note 1 above from January 2020 March 2023, requiring greater than $6k of take-home income (payroll, government assistance, unemployment benefits, tax refunds, social security, and retirement) within last twelve months of Jan 2020. Additionally, take home income must be greater than $0 within last twelve months throughout the measurement period 6. Represents customers within the cohort who had greater than $6k but less than $30k of take-home income within last twelve months of January 2020. Additionally, take home income must be greater than $0 within last twelve months throughout the measurement period 83

Notes on slide 17 1. Based on time frames used in data which differs from time frames Form 10-K 2. Tracks Credit Card customers with 18+ months on book as of January 2019 that are still spend active in March 2023. Lowest income defined as gross income (self reported) of <$50k 3. Refers to 4Q19 and 1Q23 period-end Card Services loans reported in quarterly earnings supplements 4. Tracks Credit Card accounts that are open in January 2020 and still open in April 2023 5. Percentage change in the number of accounts within the stable cohort holding a revolving balance between January 2020 and April 2023 84

Notes on slide 19 1. Represents refreshed FICO scores 2. Customers who revolve but are not spend active 3. Chase Auto excludes Wholesale (DCS) & Lease 4. Calculated using refreshed Vantage score sourced from Experian 5. Represents FICO scores and LTV at time of origination 6. Includes AWM and Corporate mortgage loans 7. Sourced from Experian 8. Sourced from Lender Share. Data is obtained from market shares relative to lenders participating in Curinos Curinos is not liable for reliance on the data 85

Notes on slide 22 1. As of December 31, 2022 2. CLTV defined as Combined Loan to Value 3. 2010 30+ delinquency rate revised from 10-K to include the impact of Purchased Credit Impaired (PCI) loans to conform to current disclosures 4. HPI defined as Home Price Index 5. -Shiller as of April 2023 6. % Held For Investment (HFI) 2022 is Internal Chase Data 86

Notes on slide 24 1. In 2020 Merchant Services along with the associated assets, liabilities, revenue, expenses and headcount were realigned to CIB from CCB and CB. Prior-period amounts have been revised to conform with the current presentation 2. Certain wealth management clients were realigned from Asset & Wealth Management to Consumer & Community Banking in the fourth quarter of 2020; amounts in periods prior to 2016, other than client balances, were not revised in connection with the realignment 3. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 4. See slide 72 5. CCB ROE (ex. LLR) pre 2018 impacted by higher corporate tax rate 6. Board of Governors of the Federal Reserve System, Federal Funds Effective Rate, retrieved from FRED, Federal Reserve Bank of St. Louis 7. Reflects sum of average deposits, average loans, and end of period client investment assets, including the revision referenced in note 2 on this page 8. $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 9. Represents general purpose credit card spend, which excludes private label and Commercial Card. Based on company filings and JPMorgan Chase estimates 10.Barlow Research Associates, Primary Bank Market Share Database. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25 million 87

Notes on slide 26 1. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 2. o Consumer Banking accounts 3. Refers to primary bank customers with two or more relationships within the following sub-LOBs: Consumer Banking, Business Banking, Wealth Management, Credit Card, Home Lending, and Auto Lending 4. kets were defined based on industry deposit balances after applying a $1B deposit cap to each branch. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Chase has branch presence in 47 of the top 50 markets; the three markets without branches are San Juan, Virginia Beach, and Urban Honolulu 5. Deposit and investment balances associated with accounts where the primary owner visited a branch >4 times in 2022 88

Notes on slide 28

1. Federal Deposit Insurance Corporation ("FDIC") 2022 Summary of Deposits survey per S&P Global Market Intelligence. Applies a $1B deposit exclusion to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation
2. Federal Deposit Insurance Corporation ("FDIC") 2022 Summary of Deposits survey per S&P Global Market Intelligence. Applies a $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Large banks consist of institutions with >$100B in retail deposits
3. Federal Deposit Insurance Corporation ("FDIC") 2022 Summary of Deposits survey per S&P Global Market Intelligence. Applies a $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation
4. In 2022 and 1Q23, Chase ranked #1 in retail deposit share based on industry methodologies using Federal Deposit Insurance Corporation ("FDIC") 2022 Summary of Deposits survey and EOP deposits for BWM-equivalent businesses. For example, estimating retail deposits performance by applying a $1B cap on FDIC deposits – $1,094B (Chase), $1,027B (Peer 1), $979B (Peer 2); uncapped methodology – $2,129B (Chase), $1,964B (Peer 1), $1,458B (Peer 2); EOP earnings (national retail deposits in Banking and Wealth Management) disclosures – 2Q22 earnings: $1,179B (Chase), $1,077B (Peer 1), $892B (Peer 2); 1Q23 earnings: $1,147B (Chase), $1,045B (Peer 1), $851B (Peer 2)

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Notes on slide 29 1. withdrawals from a checking 2. f total responses 3. Refers to customer satisfaction across all Consumer Banking accountholders 4. 5. Refers to primary bank customers with two or more relationships within the following sub-LOBs: Consumer Banking, Business Banking, Wealth Management, Credit Card, Home Lending, and Auto Lending 6. Deposit and investment balances associated with accounts where the primary owner visited a branch >4 times in 2022 7. Percent of Consumer Banking users of all mobile platforms who have logged in within the past 90 days, as of 4Q22 90

Notes on slide 30 1. Inclusive of payments made from all Consumer Banking accounts; payments defined as debits, excluding internal transfers 2. Reflects number of Consumer and Business Banking accounts with a Zelle inflow or outflow in FY 2022 3. Average number of monthly debit transactions during 4Q22 of Consumer Banking checking customers that completed at least one debit card payment during this 90- day period 4. Percent of Consumer Banking users of all mobile platforms who have logged in within the past 90 days, as of 4Q19 and 4Q22 5. Percent of mobile-active Consumer Banking users who engaged with a financial health tool in 4Q22 6. Total Consumer Banking user logins on mobile and web platforms in FY 2022 91

Notes on slide 32 1. Includes Chase First Banking, Chase High School Checking, Chase College Checking, and Chase Secure Banking 2. Includes Chase Total Checking, Chase Premier Checking, and Chase Sapphire Banking 3. Based on Chase Private Client households 4. Account distribution is based on YE 2022 92

Notes on slide 34 1. ll commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Numbers do not foot to Form 10-K as FDIC represents branch counts as of June 30th, 2022 2. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Large banks consist of institutions with >$100B in retail deposits 3. 4. l Market Intelligence. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 5. l Market Intelligence. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 6. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 7. Includes Consumer Banking customers and Business Banking small businesses per branch. Numerator and denominator exclude new builds and market expansion captured as investments and zero-balance accounts. Reflects 2019-2022 only 93

Notes on slide 35 1. ll commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 2. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Large banks consist of institutions with >$100B in retail deposits 3. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 4. Break-even defined as the first month of two consecutive months of a branch generating positive pre-tax profit 5. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Represents the sum of the delta between deposits per branch for mature branches (10+ years, $259mm) and non-mature branches (0-5 years, $79mm; 5-10 years, $154mm) multiplied by the number of branches within that age cohort (0-5 years = 711; 5-10 years = 294) 6. kets were defined based on industry deposit balances after applying a $1B deposit cap to each branch. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 94

Notes on slide 36 1. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 2. ll commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 3. Excludes trust office 4. Reflects internal new build counts for licensed branch locations opened between calendar year 2012 through calendar year 2022 within the respective CBSAs. Does not include relocations 95

Notes on slide 37 1. Teller transactions 2. Reflects deposit and investment balances, with engagement channel segments defined based on the level of interaction with branch and digital channels for primary owners of Consumer Banking accounts. Branch-centric are accountholders who have >4 branch visits per year. Digitally-centric is 12+ digital transactions, 100+ logins, 24+ ACH payments. If both criteria are applicable, then accountholders are multi-channel 3. Tenured bankers. NPV normalized for margins across years 96

Notes on slide 39 1. ll commercial banks, savings banks and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Numbers do not foot to Form 10-K as FDIC represents branch counts as of June 30th, 2022 2. Grey represents states with zero branch share 3. Coverage defined as one or more branches in a CBSA using U.S. Census Population Data. Based on 2017 estimates for 2017 metrics and 2022 estimates for all other time periods 4. Drive times and population are derived from ESRI Business Analyst using 2017, 2021, and forward-looking population metrics; drive times are derived from 2021 street network vintage for 2017, 2022, and forward-looking time periods. Branch network is as of YE 2017 and YE 2022 5. Small business coverage by CBSA based on Dun and Bradstreet Small Business locations. Small business defined as <$20mm in annual revenue 6. $1B deposit cap to Chase and industry branches. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Addressable deposits represent the sum of all industry deposits in a given CBSA where Chase has at least one branch 97

Notes on slide 49 1. Source: U.S. Census Business and Industry Time Series, Monthly Business Formation Statistics; not seasonally adjusted; average of FY2022 and 1Q2023 2. Primary bank market share sourced from Barlow Research Associates as of 4Q22. Rolling 8-quarter average of small businesses with sales size between $100k- $25mm 3. Total meetings in FY2022 between Business Banking clients and either remote or in-person Business Relationship Managers 4. Small business coverage by CBSA based on Dun and Bradstreet Small Business locations. Small business defined as <$20mm in annual sales size 98

Notes on slide 51 1. Based on 2022 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 2. Defined as average sales debit active accounts 3. Includes amortization of account origination costs 4. Risk-adjusted revenue, pretax income ex. LLR and ROE ex. LLR are all non-GAAP financial measures. Risk-adjusted revenue is revenue excluding net charge-offs of $2.4B, $2.7B and $4.8B for the years ended December 31, 2022, December 31, 2021 and December 31, 2019, respectively. Pretax income ex. LLR and ROE ex. LLR represents pretax income and ROE excluding credit loss reserves of $1.0B, $(7.6)B and $0.5B for the years ended December 31, 2022, December 31, 2021 and December 31, 2019, respectively. Management believes this information helps investors understand the effect of these items on reported results and provides an 99

Notes on slide 53 1. Based on 2022 co-brand portfolio sales volumes 2. Fee-based card demand applies to Branded consumer cards only; Millennials defined as 27-42 and Gen Z as 11-26 year-olds 3. Based on 2017-2022 sales volume and average loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail 100

Notes on slide 54 1. Based on Chase and Census data 2. According to Bright Query, April 2023 3. Based on Personal Demographics Detail dataset, published by Axiom, December 2022 101

Notes on slide 55 1. Gross cash marketing spend represents total outlays in a calendar year, which includes expenses and contra revenues. Contra-revenue may be amortized and not all recognized in the year the outlay was made 2. Reflects expected performance of 2022 vintage in Year 5 3. Defined as Net Present Value (NPV) of the vintage; NPV defined as the post-tax lifetime value of all incremental cash flows for the investment, including upfront investment costs and all other variable revenues and costs resulting, discounted at the cost of equity 102

Notes on slide 57 1. Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to- person and checks 2. Users of all web and/or mobile platforms who have logged in within the past 90 days 3. #1 most-visited banking website in the U.S. (Chase.com) based on Similarweb 103

Notes on slide 58 1. Based on Travel Weekly Power List 2022, which disclosed 2021 sales volumes; Chase Travel and cxLoyalty 2021 sales volumes were not publicly disclosed on the Power List; corporate/managed travel providers excluded for purposes of JPMC estimates 2. Represents Chase Ultimate Rewards booking volume 3. Includes Chase Travel volumes, cxLoyalty partner clients, and FROSCH; 2019 includes only Chase Ultimate Rewards 104

Notes on slide 59 1. Reflects 2022 actuals, unless otherwise noted 2. Shopping reflects credit and debit spend; Travel and Dining reflect credit spend only 3. Includes Chase Travel volumes, cxLoyalty partner clients, and FROSCH 4. Number of unique offers viewed by a customer for the first time during a campaign 5. Attribution spend is defined as spend on our cards at Chase Offers merchants once the offer is served and during the offer window (the average offer window is 45 days) 6. Reflects the number of individual geographic business locations featured on The Infatuation website and app (as of April 30, 2023) 7. Reflects the average number of user device identifications to visit The Infatuation website and app within a month (April 2023 LTM) 105

Notes on slide 60 1. Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to- person and checks 2. Payments active defined as customers who completed >1 payments outflow across any method of payment in 2022 3. Paze screen reflects a contemplated design; subject to change 4. Defined as consumer deposit customers and credit card-only customers who performed >30 payment transactions in a month across all digital, non-digital, and card- based methods of payments on average in 2022; excludes business banking customers 106

Notes on slide 61 1. The Points Guy Awards, 2022 2. Money.com, March 2023 3. CNET, May 2023 4. Business Insider, May 2023 5. Forbes Advisor, May 2023 6. CNBC Select, May 2023 7. CNN Underscored, May 2023 8. For Net Promoter Score promoters compared to detractors 107

CIB maintained its #1 rank, and our strategy continues to strengthen our business

2022 CIB OVERVIEW[1,2,3]

CIB	Investment Banking	Markets	Payments	Securities Services
$48.1B Revenue	**$6.9B** IB Fees	**$29.0B** Revenue	**$7.6B** CIB Revenue *$13.9B J.P. Morgan Payments Revenue*	**$4.5B** Revenue
10.0% Market share	**7.9%** Market share	**11.6%** Market share	**8.4%** Market share	**10.5%** Market share
#1 Rank	**#1** Rank	**#1** Rank	**#1** Rank *(based on J.P. Morgan Treasury Services)*	**#3** Rank

Key strategic pillars

- **Complete**
- **Global**
- **Diversified**
- **At Scale**

Note: J.P. Morgan Payments and Firmwide Payments revenue and expense throughout the CIB presentation predominantly includes CIB and CB unless otherwise noted
[1] Financials are as reported. J.P. Morgan Payments revenue excludes the net impact of equity investments
[2] Source: Coalition Greenwich Competitor Analytics (CIB, Markets, Payments and Securities Services market share and rank), reflecting JPMorgan Chase's internal business structure and internal revenue, which may differ from externally disclosed revenue. Rank is based on the Coalition Index Banks. Payments reflects global J.P. Morgan Treasury Services business (CIB and CB). For additional information, see note 1 on slide 43
[3] Source: Dealogic (Investment Banking market share and rank). For additional information, see note 2 on slide 43

JPMORGAN CHASE & CO.
1

CIB performance remained strong amid increased capital requirements and industry wallet decline ANIMATION Adjusted net income ($B)2 Adjusted ROE (%)2 16% 14% 21% 25% 14% Note: Prior-period amounts have been revised to conform with the current presentation. For additional information, see notes 1 and 2 on slide 44 1 nal business structure and internal revenue. For additional information, see note 1 on slide 43 2 This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 45 for a reconciliation of reported results to these non-GAAP financial measures $70 $80 $80 $83 $103Capital ($B) $11.0 $11.9 $12.3 $17.8 $21.3 $15.0 $35.7 $37.5 $39.4 $49.5 $51.9 $48.1 2017 2018 2019 2020 2021 2022 $381 $381 $375 $431 $456 $438 Industry wallet ($B)1 JPM market share (%)1 Revenue ($B) $70 15% 2 8.6% 9.0% 9.1% 10.3% 10.3% 10.0%

We continue to maintain a leadership position across products and regions 14 10 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 24 Number of products ranked top 3 (out of 25 products) #1 #2-3 For footnoted information, refer to slide 46 2 10 11 5 13 6 14 10 15 9 1 2017 2022 1210 1 12 10 2 2017 2022 #1 in 1 additional product since 2017 Maintained top 3 position in 22 products #1 in 3 additional products since 2017 2017 2022 Americas #1 EMEA #1 APAC #3 Number of products ranked #1 #2-3 #4+ 2022 GLOBAL LEADERSHIP POSITIONS COMPARED TO PEERS1,2 WE MAINTAINED OUR LEADERSHIP POSITION ACROSS REGIONS WITH IMPROVEMENT IN SEVERAL PRODUCTS1,2,3,4 3

Market share gains across most businesses and all regions have helped widen the gap to peers 8.6% 10.0% 2017 JPM Peer 1 Peer 2 Peer 3 Peer 4 MARKET SHARE BY BUSINESS1 2022 MARKET SHARE BY REGION2 MARKET SHARE VS. PEERS3 380 bps 2017 2022 Investment Banking -30bps 8.2%7.9% Markets Payments (J.P. Morgan Treasury Services) Securities Services +100bps 11.6%10.6% +280bps 8.4%5.6% +80bps 10.5%9.7% 10.5% 12.1% 2017 2022 NOT TO SCALE 8.7% 9.4% 4.7% 6.7% Americas +160bps EMEA +70bps APAC +200bps 5.2% Avg 6.2% Avg 340 bps NOT TO SCALE 4 For footnoted information, refer to slide 46

2023 total investment spend $3.9B Technology investments $3.2B CIB technology $2.1B Enterprise technology $1.1B Digital, Data, and AI/ML $0.3B Revenue producers $0.2B Acquisitions $0.1B Note: Prior-period amounts have been revised to conform with the current presentation. For additional information, see note 1 on slide 44; totals may not sum due to rounding 1 This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 45 for a reconciliation of reported results to these non-GAAP financial measures We are being disciplined with expenses, with growth driven mainly by wage inflation and investments $22.3 $23.6 ~$24 $3.0 $3.6 $3.9 $0.0 $(0.2) $1.5 $0.6 $0.4 $0.2 Investments $25.3 $27.2 ~$28 ADJUSTED EXPENSE1 ($B) Market dependent Volume- & revenue-related Performance-driven compensation Volume-related operations, brokerage, and marketing Structural Compensation, including wage inflation Regulatory T&E normalization 2021 Volume- & revenue- related Structural Investments 2022 Volume- & revenue- related Structural Investments 2023 market dependent 5

The strength and completeness of our CIB businesses create a differentiated ability to serve our clients

PRINCIPLES OF HOW WE OPERATE

Client-centric relationship view
We deploy capital to support our clients' growth, which is measured primarily at the relationship level

Continuous client engagement across products
Product diversity enables continuous client engagement on flow business, which helps win episodic business

Complete & harmonized product offering
Partnering with our clients in one product helps us holistically serve them in their adjacent product needs

CROSS-BUSINESS IMPACT AND OPPORTUNITIES[1,2,3]

Corporates
Top 500 clients

Clients served by 3-4 CIB businesses


~80%

Average revenue (Corporate clients)


~1.6x
Clients served by 1-2 businesses
Clients served by 3-4 businesses

Financial Institutions (FI) & Public Sector (PS)
Top 500 clients

Clients served by 3-4 CIB businesses


~75%

Average revenue (FI & PS clients)


~2.3x
Clients served by 1-2 businesses
Clients served by 3-4 businesses

$2B+ revenue opportunity
from further increasing multi-product penetration in these segments

[1] Top 500 CIB clients based on average annual JPM revenue generated during the last 24 months, as of February 2023
[2] Number of CIB businesses (Investment Banking, Markets, Payments and Securities Services) that generated at least $1,000 in client revenue over the last 24 months, as of February 2023
[3] Average annual JPM revenue generated per client for top 500 clients during the last 24 months, as of February 2023

JPMORGAN CHASE & CO.
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Markets

We remain the leading global Markets franchise, with sustained growth and continued client excellence

LEADING MARKETS RANKS GLOBALLY[1]

- #1 FICC
- #1 Equities
- #1 Research

SUSTAINED FINANCIAL GROWTH

$29.0B
Revenue
⇧ **57%** *vs FY17*

11.6%
Market share[2]
⇧ **100bps** *vs FY17*

Continued client excellence

MULTI-ASSET COUNTERPARTY[3]

Client distribution by # of products traded


≥ 6 products
43%
35%
≤ 3 products
22%
4-5 products

Products: Cash Equities, Equity Derivatives, FX, Commodities, Credit, Rates, Structured Products, etc.

GLOBAL EXPERTISE[4]

Leading market share across regions



#1	#1 (tied)	#1
Americas	EMEA	APAC

OMNICHANNEL CONNECTIVITY[5]

Revenue CAGR (2017-2022)

7%	12%
Voice	Electronic

DEEP CLIENT RELATIONSHIPS[6]

Coalition Greenwich Voice of Client Survey Highlights

J.P. Morgan ***offers the best service quality across Equities and FICC*** *to institutional clients*

Across ***all FICC products****, J.P. Morgan has the* ***highest number of buy-side clients*** *expecting to* ***increase business***

For footnoted information, refer to slide 47

JPMORGAN CHASE & CO.
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We have gained share across Equities and FICC since 2017 with further room to grow 1 Revenue is as reported 2 Source: Coalition Greenwich Competitor Analytics (market share and rank). For additional information, see note 1 on slide 43 Markets #1 rank #1 rank (tied) #1 rank FICC revenue ($B) Equities revenue ($B) FICC MARKET SHARE AND RANK2 EQUITIES MARKET SHARE AND RANK2 #1 rank $12.8 $12.7 $14.4 $20.9 $16.9 $18.6 $5.7 $6.9 $6.5 $8.6 $10.5 $10.4 2017 2018 2019 2020 2021 2022 $18.5 $19.6 $20.9 $29.5 $27.4 $29.0 MARKETS REVENUE, MARKET SHARE, AND RANK1,2 2017 2018 2019 2020 2021 2022 10.1% 11.3% 11.0% 12.1% 11.7% 12.9% 2017 2018 2019 2020 2021 2022 10.9% 11.4% 11.6% 12.8% 12.4% 11.0% Markets market share 10.6% 11.4% 11.4% 12.6% 12.1% 11.6% 8

Markets

Our Markets franchise is well-positioned to outperform on a relative basis

INDUSTRY WALLET PER COALITION[1] ($B)

Industry wallet is **expected to soften**, but remain elevated vs. pre-pandemic levels



163
212
(~4%)
2017-19 Avg.
2020-22 Avg.
2023F

MARKET SHARE FOR TOP 5 PLAYERS[1] (%)

We continue to **benefit from wallet consolidation** among the largest Markets players



~370bps
40.4%
44.1%
Peers 2-5
29.3%
32.0%
JPM
11.1%
12.1%
2017-2019 Avg.
2020-2022 Avg.

2023F ROE[2] (%)

Marginal returns are expected to deliver **above the cost of capital**



NOT TO SCALE
Cost of capital
Marginal ROE
Fully-loaded ROE

[1] Source: Coalition Greenwich Competitor Analytics. Peer ranks are for the respective year. For additional information, see notes 1 and 3 on slide 43

[2] Fully-loaded ROE includes allocation of all income (ex-legal) and capital items across the businesses, with legal held in management; Marginal ROE is a way of evaluating the marginal impact of a business if it were to be removed from the overall LOB, assuming that some of the allocated costs/ capital that are allocated to the LOB would not be reduced, but be redirected to other LOBs

JPMORGAN CHASE & CO.
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We remain focused on being a complete counterparty with differentiated offerings STRATEGIC DRIVERS CURRENT FOCUS AREAS Meeting client needs through a complete product set and a holistic coverage model Markets Client and business tools Advanced data and analytics Scalable infrastructure and systems KEY ENABLERS Deploying capital dynamically and with discipline Extending our reach beyond trade execution Integrating our digital interface Extending our e-Trading leadership position Promoting efficient market structures Building private credit capabilities Be a complete counterparty Be on the frontier of secular trends Be differentiated across the trade lifecycle Gaining share with our largest institutional clients as they grow 10

Sovereign Funds Securities Services is a leading provider, delivering strong financial performance and consistent market share growth Delivering critical services and solutions at scale with 100% of our top 200 clients common to Markets and Investment Banking Americas EMEA APAC ~40% ~40% ~20% 100 global markets Asset Managers Insurance 17 of top 20 are clients2 7 of top 10 are clients4 of top 10 are clients38 Liquidity provisioning to the rest of the firm Robust and consistent revenue Capital-light business Tailwinds from rising interest rates For footnoted information, refer to slide 47 Securities Services AUC6 Deposits6 Market share9 Revenue7 22% Growth vs. 2017 42% 80bps 17% (+23% fee revenue) Operating margin8 30%+ average 2022 $29T $4.5B $203B 28% 10.5% Daily NAVs 25k 64% BUSINESS STRENGTHS OUR BUSINESS PRESENCE BY THE NUMBERS SERVING THE TOP INSTITUTIONS1 WELL-DIVERSIFIED GLOBAL PRESENCE5 11

Securities Services

Our investments are delivering both scale and growth to benefit our clients and the franchise

Our core businesses deliver scale and efficiency…

		KEY METRICS[1]
Global Custody	• Settle ~$900B notional daily • Provide safekeeping, settlement, and servicing of listed assets in 100 markets globally	Market share[2] ▲ **40bps** Cost per trade ▼ **26%**
Traditional Fund Services	• Deliver 25k daily NAVs • Support clients in global fund domiciles across the full range of fund structures and instrument types	Market share[2] ▲ **440bps** Cost per NAV ▼ **16%**
Trading Services	• Doubled lendable balances[3] • Offer lending and collateral solutions that help clients optimize inventory and improve portfolio returns	Market share[2] ▲ **640bps** Cost per trade ▼ **84%**

…while investments in enhanced capabilities are delivering additional growth

		KEY METRICS[1]
ETFs	• End-to-end automation across ETF lifecycle: baskets, orders, and post-trade	AUC ▲ **353%**
Alternatives	• Complete offering across Alternatives portfolio (hedge, private equity, private credit, real assets)	AUA ▲ **107%**
Middle Office	• Differentiated solution that leverages the scale and capabilities of the broader CIB	AUA ▲ **34%**
Data Solutions	• Accurate, timely, and integrated data solutions to improve decision making and to generate alpha	Fusion

[1] All metrics show change from 2017 to 2022

[2] Source: Coalition Greenwich Competitor Analytics. Share reflects JPM share of Coalition Index Banks. Custody share based on Global Custody revenue. Traditional Fund Services share based on Fund Administration and Fund Services Other revenue. Trading Services share based on Agency Securities Lending, Depositary Receipts and Collateral Management revenue. For additional information, see notes 1 and 3 on slide 43

[3] Trading services lendable balances doubled compared to peak 2022 lendable balances vs. average 2017

JPMorgan Chase & Co.

12

Investment Banking

We have been ranked #1 in Investment Banking (IB) fees for over a decade and have consistently achieved top positions across products and regions

RANKED #1 BY INVESTMENT BANKING FEES FOR OVER A DECADE


Industry wallet ($B)
JPM market share
8.2%
8.6%
8.9%
9.1%
9.3%
7.9%
$82
$81
$78
$92
$133
$78
2017
2018
2019
2020
2021
2022

#1 rank since 2009

North America	EMEA	APAC	LATAM
#1 for more than a decade	**#1** since 2014	**#3** among global peers since 2018	**Top 2** since 2018
Wallet: $40B	Wallet: $20B	Wallet: $16B	Wallet: $1B
Market share: **10.0%**	Market share: **7.6%**	Market share: **2.7%**	Market share: **10.3%**

FOCUS AREAS FOR DEEP-DIVE DISCUSSION

- ✓ **Differentiated strengths that benefit clients** and **position us to grow** (e.g., talent, unrivaled breadth in offering)
- ✓ **Synergies with the franchise** (e.g., Commercial Banking, Private Bank) **deepen client relationships**
- ✓ Continued progress in **strategic focus areas** (Financial Sponsors, Private Capital, International, Carbon Transition)
- ✓ **Excellence in execution** (e.g., by investing in technology and analytics, while deploying capital with discipline)

Source: Dealogic. Regional wallet size and market share metrics are for 2022. For additional information, see note 2 on slide 43

JPMorgan Chase & Co.
13

On track to achieve our $15B firmwide revenue target set last year largest payments franchise1, occupying a unique place in the payments industry Continue to invest to deliver scalability, efficiency, and differentiated product offerings, but expect investment spend growth to plateau going forward Our business architecture builds on our core capabilities to fulfill evolving client needs and drive higher margins Note: Prior-period amounts have been revised to conform with the current presentation. For additional information, see notes 1 and 2 on slide 44 1 Source: Coalition Greenwich Competitor Analytics. Reflects global J.P. Morgan Treasury Services business (CIB and CB). Rank is based on the Coalition Index Banks. For additional information, see note 1 on slide 43 CIB revenue ($B) NII Fees Firmwide metrics 2017 2018 2019 2020 2021 2022 Revenue ($B) $9.2 $10.4 $10.2 $9.6 $9.9 $13.9 Avg. deposits ($B) 440 453 483 651 800 779 TS market share1 5.6% 6.1% 6.0% 6.9% 7.2% 8.4% TS rank1 #2 #1 Our Payments business has grown significantly as a result of both NII and fee growth Payments PERFORMANCE (EXCLUDING EQUITY INVESTMENTS) FOCUS AREAS FOR DEEP-DIVE DISCUSSION Including Equity Investments 2021: $6.5B 2022: $7.6B $5.4 $5.9 $5.9 $5.7 $6.0 $8.0 2017 2018 2019 2020 2021 2022 14

47% 22% 31% Average: 2012-19 44% 29% 27% 2020 39% 27% 34% 2021 38% 15% 47% 2022 44% 17% 39% DCM ECM M&A $77 $92 $133 $78 $16 After a record 2021, the Investment Banking (IB) industry wallet reverted to pre-pandemic levels in 2022, with a softer start this year Financial sponsor dry powder Private capital Corporate balance sheets Debt maturities ? Interest rates ? Valuations Geopolitical uncertainty Inflation / recession concerns 2% Average: 2012-19 55% 23% 20% 2% 2020 58% 23% 17% 2% 2021 51% 26% 21% 54% 2022 52% 27% 20% 25% 1% 19% NAMR EMEA APAC LATAM $77 $92 $133 $78 $16 2% Average: 1Q 2012-19 Average: 1Q 2012-19 $19 $19 Source: Dealogic. For additional information, see note 2 on slide 43 GLOBAL WALLET EVOLUTION BY PRODUCT ($B) GLOBAL WALLET EVOLUTION BY REGION ($B) DRIVERS 15

We have been ranked #1 in IB fees for over a decade and have consistently achieved top positions across products and regions Ranked #1 by Investment Banking fees for over a decade Continued strong leadership position across products 18 15 15 27 36 7.2% 2017 2018 2019 2020 2021 12 5.7% 2022 3 6.6% 26 29 27 26 45 37 8.4% 2017 2018 2019 2020 2021 8.1% 2022 6 10.1% #1 rank #2 rank 4.2% 7.7% 2012 2013 2014 2015 2016 2017 2018 2019 9.1% 2020 9.3% 2021 7.9% 2022 6.1% 6.1% 8.7% $67 $75 $81 $76 $75 $82 $81 $78 $92 $133 $78 $16 6.1% 39 36 36 40 51 30 8.6% 2017 2018 2019 2020 2021 8.5% 2022 7 8.2% Industry wallet ($B) JPM market share Sum of top 5 boutiques1 Average of top 3 banks (ex-JPM)1 Industry wallet ($B) JPM market share #1 #1 #2 rank#2 Source: Dealogic. For additional information, see note 2 on slide 43 1 Top banks and top boutiques refer to the top positions (excluding J.P. Morgan) by year #1 rank since 2009 16

We have several organic growth opportunities at the region, product, client, and sub-sectors level which will further strengthen our #1 position

	REGIONS	PRODUCTS	CLIENTS	SECTORS
	#1 in North America for over a decade ***#1 in EMEA since 2014***	***#1 in DCM since 2012***	***#1 rank with Corporates*** ***#1 rank with Financial Institutions***	***Strong leadership position across all sectors***
Key opportunities	**Priority markets where we are not #1 (e.g., Australia & Japan)**	**~170bps opportunity to close gap to #1 in M&A[1]** **~130bps opportunity to close gap to #1 in ECM[1,2]**	**Leverage franchise to further deepen and build new relationships across segments** (middle market corporates and sponsors, venture capital)	**Select sub-sectors**

Source: Dealogic. For additional information, see note 2 on slide 43
[1] Average gap to #1 bank from 2020-2022
[2] ECM excludes SPACs and A-share
Note: #1 position based on Dealogic rank for Investment Banking fees. For additional information, see note 2 on slide 43

JPMORGAN CHASE & CO.
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Long-standing leadership position at the sector level As a leader across sectors, our approach to growth is through investment in priority sub-sectors We have delivered growth by focusing on priority sub- in priority sub-sectors where we have gaps 2017-19 average 2020-22 average Wallet (2020-22 average) JPM market share +220bps FinTech $3.4B +210bps Retail $3.1B +100bps Energy & Renewables $8.2B Sectors opportunity Rank (2017-2022)1 Consumer & Retail #1 Healthcare #1 Diversified Industrials #1 Energy, Power & Renewables, Metals & Mining #1 Financial Institutions #1 Media & Communications #1 Real Estate #1 Technology #2 Sub-SectorsSectors Source: Dealogic. For additional information, see notes 2 and 3 on slide 43 1 Based on aggregate global industry wallet for 2017-2022 2 Based on average global industry wallet for 2017-2022 18 ~20% Priority sub-sectors2 Global IB industry wallet

With our differentiated strengths, we are uniquely positioned to support our clients


Talent
Fortress balance sheet
Unrivaled breadth in offering
Innovation mindset
Strategic franchise integration
Unmatched client experience

Talent

~25-year average JPM tenure of IB senior leadership[1]; ~15-year across all IB MDs[2]

Fortress balance sheet

Financial strength to consistently support clients across business cycles

Unrivaled breadth in offering

Scaled products and nuanced expertise across regions and industries

Innovation mindset

Evolving client solutions and coverage model to be at the forefront of client needs

Strategic franchise integration across client lifecycle

Multiple client touchpoints and complementary products that strengthen clients as they grow

[1] Senior IB leaders defined as IB management team, IB Global Chairs, IB Vice Chairs
[2] Includes IB and Global Corporate Banking MDs

JPMorgan Chase & Co.
19

Breadth in offering | Innovation mindset

We have best-in-class IB coverage and solutions to help clients succeed as their needs evolve

	Early and Growth				Mature	
Client needs	**Private capital funding**	**Business expansion**	**Take public**	**Debt and equity funding**	**Strategic growth**	**Shareholder value creation**
JPM IB offering & innovative solutions	**Commercial Banking: #1 lead share in middle market**[1] **Multi-billion dollar Direct Lending program**	**Dedicated cross-LOB Innovation Economy coverage** Capital Connect by J.P.Morgan; aumni	**Leadership in Equity Private Placements** Global Shares a J.P.Morgan company	**#1 in Leveraged Loans**[2,3] **1 out of 5** transactions awarded Lead Left role[2,4] **~18%** IB share with clients who award us Lead Left[2,5]		**M&A** **Corporate Clarity** **Activist Defense** **#2** up from #5 in 2019[6]

For footnoted information, refer to slide 48

JPMorgan Chase & Co.

20

Breadth in offering | Strategic franchise integration

We partner across the JPM franchise to support clients, adding unique value during IB transactions, and providing a complete set of offerings that deepen our relationships



Client needs
Private capital funding
Business expansion
Take public
Debt and equity funding
Strategic growth
Shareholder value
Investment Banking
Commercial Banking
Payments
Private Bank
Markets
Securities Services
EPP
Private
M&A
IPO
Debt issuance
Equity follow-on
Cross-border
M&A
Defense
Spin off
Lending
Identifies potential targets and buyers
Direct loan
Identifies mid-sized opportunities
Manages spin-off entity
Liquidity & Account Solutions
Payments & Commerce Solutions
Lending
Equity mgmt. (Global Shares)
Raises private capital for IPO
Manages founder wealth
Investment Solutions
Wealth Advisory
FX & Hedging
Research
Provides loan to investor clients
Syndicates and places securities
Provides corporate derivatives
Global Custody

Ongoing client touchpoints** with flow businesses **across JPM strengthen relationships and** keep us **top of mind when strategic activity occurs

Commercial Banking

$19B+[1]

IB revenue generated with CB clients since 2017

Markets

23% CAGR[2]

Corporate Derivatives revenue growth rate generated for IB client transactions since launch in 2019

[1] Includes gross revenue earned by the Firm that are subject to a revenue sharing arrangement with the CIB for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenue related to fixed income and equity markets products
[2] CAGR 2019-2022, current approach / team in place since 2019

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Clients value our powerful franchise collaboration model, and reward us for it



Unmatched
client experience

For every dollar we generate with IB corporate clients, clients reward us with a further $1.4 dollars in additional franchise revenue[1]



1.0
1.4
2.4
IB revenue from all IB corporate clients
Additional non-IB revenue from all IB corporate clients
Total franchise revenue from all IB corporate clients

#1	#1	#1	#1	#1	#3
Investment Banking[2]	**Commercial Banking:** lead share in middle market[3]	**Payments[4]**	**Private Bank[5]**	**Markets[4]**	**Securities Services[4]**

Multiplier effect

For footnoted information, refer to slide 48

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We have made tangible progress on our strategic priorities

	OBJECTIVES	PROGRESS MADE
Financial Sponsors $2.1T dry powder[1]	• Deepen relationships with sponsors • Identify new M&A opportunities	✓ **Grew share in sponsor sell-side deals by +90bps**[2] in collaboration with Commercial Banking (CB) ✓ **Focused on select industries** (technology, healthcare, green economy)
Private Capital $2.1T market[3]	• Continue investing in high touch servicing of larger deals • Launch and scale Capital Connect by J.P. Morgan • Collaborate across franchise to strengthen offering	✓ **Raised $12B+** in proceeds for nearly **60 deals** in 2022 ✓ **Acquired Aumni** ✓ Collaborated with CB to launch **multi-billion dollar Direct Lending** program
International $8.1B addressable IB wallet in focus countries[4]	• CB and Global Corporate Banking (GCB) expansion • Deepen coverage expertise in Australia, India, China, Japan, and Middle East • Deepen coverage in New Economy and Healthcare	✓ **Deepened IB** presence in **Australia and India** ✓ **Expanded GCB coverage** of multi-national companies with **APAC presence** ✓ **Hired top talent** to drive growth in **New Economy and Healthcare**
Carbon Transition $1.1T global investment in low-carbon energy transition[5]	• Deepen advisory expertise • Leverage Centers of Excellence to provide holistic advice	✓ Maintained **#2 global rank in green IB transactions**, in 2022 achieved #2 position across M&A, ECM, and DCM[6] ✓ **IB financed and facilitated $120B+** in support of green activities since 2020; including advancement of emerging green economy

For footnoted information, refer to slide 48

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In closing #1 in Investment Banking for over a decade1 Differentiated strengths that benefit clients and position us to grow (e.g., talent, unrivaled breadth in offering) Synergies with the franchise (e.g., Commercial Banking, Private Bank) deepen client relationships Continued progress in strategic focus areas (Financial Sponsors, Private Capital, International, Carbon Transition) Excellence in execution (e.g., by investing in technology and analytics, while deploying capital with discipline) 1 Source: Dealogic. For additional information, see note 2 on slide 43 24

KEY 2022 FIRMWIDE METRICS1 SMB Merchant Services (4% of revenue) E-commerce / Marketplaces (12% of revenue) Corporates (52% of revenue) CLIENT SEGMENTS Financial Institutions (33% of revenue) LOBs Commercial Banking and Consumer & Community Banking (43% of revenue) Corporate & Investment Bank (57% of revenue) J.P. Morgan Payments Overview vs. 2021: Revenue $13.9B 41% Clients (excl. SMB2) 31k 2k Average deposits $779B $21B Pre-tax Income $6.0B 91%3 Note: J.P. Morgan Payments and Firmwide Payments revenue and expense throughout the CIB presentation predominantly includes CIB and CB unless otherwise noted; totals may not sum due to rounding 1 All revenue and PTI numbers exclude the net impact of equity investments unless otherwise noted 2 Excludes 400k active SMB clients across CCB and Payments First 3 2021 PTI was adjusted to include CCB Merchant Services expenses BUSINESS SEGMENTS Trade & Working Capital (3% of revenue) Merchant Services (MS) (9% of revenue) Treasury Services (TS) Liquidity & Payments (88% of revenue) 25

J.P. Morgan Payments delivered record growth in 2022 2021 2022 2021 Rank 2022 Rank TS market share1 7.2% 8.4% #1 #1 USD SWIFT #1 #1 Avg. payments transaction value/day $9.7T $9.8T Lockbox market share2 24.3% 29.8% #1 #1 U.S. real-time payments volume3 140mm 162mm #1 #1 Net Promoter Score4 50 54 #1 #1 Digital banking (J.P. Morgan Access®)5 #1 #1 SCF market share6 9.6% 9.9% #3 #3 U.S. merchant acquiring transactions7 32B 36B #1 #1 U.S. merchant transaction value8 $1.7T $2.0T #1 #1 Payments processing accuracy9 >99.999999% TS Liquidity 2022Merchant Services TS Payments Trade 9.9 10.3 excluding $0.4B gains on equity investments 2021 13.9 13.5 excluding $0.4B losses on equity investments : Gains / losses on equity investments LEADERSHIP POSITIONS & GROWTHFIRMWIDE PAYMENTS REVENUE ($B) 0.1 0.1 For footnoted information, refer to slide 49 0.4 3.4 26

Treasury Services growth outpaced our top competitors as we continue to serve companies large and small around the world 80%+ of the U.S. Fortune 500 Companies are our Payments clients, generating $500mm+ in total revenue in 2022 AND OF THE 20 LARGEST GLOBAL COMPANIES2 expanded their relationship with us in the last year 1 Source: Coalition Greenwich Competitor Analytics. Reflects global J.P. Morgan Treasury Services business (CIB and CB). Rank is based on the Coalition Index Banks. For additional information, see note 1 on slide 43 2 Top 20 companies by market cap are as of May 15, 2023 ANNUAL NUMBER OF MANDATES 2017 vs. 2022 JPM Top 3 peer average CIB Core Cash Revenue 62% 30% CIB Corporates Revenue 93% 47% CIB FIG Revenue 50% 34% FIRMWIDE TREASURY SERVICES REVENUE ($B)1 17 15 Corporates FIG 2017 2022 2017 2022 1.9x 1.6x 2017 2022 $7.3 $6.5 $11.9 $9.5 Top 3 peer average Top 3 peer average $0.7 $2.4 27 JPM Rank #2 JPM Rank #1

Our investments are beginning to yield results in Merchant Services, which we believe will drive continued margin expansion in the business DRIVE MARGIN EXPANSION New Unified Gateway and APIs Live Enhancing developer experience 2022 ($T) Growth JPM (U.S. Volume) $2.0 17% Traditional Peer 1 (U.S. Volume)1 $1.7 6% Traditional Peer 2 (U.S. Volume)1 $1.7 9% Leading Fintech (Global Volume)2 $0.8 26% International expansion Expanded beyond U.S., Canada, U.K. and EU to Brazil and 7 new markets in APAC New set of value-added services Offering checkout, tokenization, omni- channel and biometrics Integrated value prop across TS and MS End-to-end payment acceptance and disbursement Data and insights Leveraging unparalleled scale to improve authorization rates and reduce fraud NOT TO SCALE Growth 17% 11% 20212017 3% CAGR 13% CAGR U.S. MS Volume ($T) U.S. MS Revenue ($B) Note: Prior-period amounts have been revised to conform with the current presentation. For additional information, see note 2 on slide 44 1 Source: Nilson 2 Source: Based on externally reported data 28

We expect expense growth to remain at low-to-mid single digits over the medium term as our investments are fully at scale EXPENSES GOING FORWARD FIRMWIDE PAYMENTS EXPENSES ($B) NOT TO SCALE 2022 Actuals Volume- & revenue-related Investments Structural / Productivity 2023 Modest increase in 2023 expenses driven primarily by wage inflation and regulatory surcharges as well as acquisition-related expenses Overall, we expect low-to-mid single digit expense growth for the medium-term Productivity gains to be delivered by new operating model integrating product and technology organizations Limited increase in investment spend as our transformation efforts are largely staffed and at scale As we add clients and volume, modest increase in structural and volume-related expenses 29

We continue to modernize our infrastructure and are making significant progress on cloud migration

RE-PLATFORMING OF OUR PROCESSING PLATFORMS CONTINUES…

Progress updates since last year 2022 2023

Transactions Engine (Graphite)

- **Grown to 3rd largest J.P. Morgan Payments platform**

2016 2024

Next step: Migration from core legacy platforms and decommissioning

Liquidity Platform (GLASS)

- **Nearing completion**; we continue to win a substantially large share of liquidity RFPs in the market

2017 2024

Next step: Finalize platform build and complete up to 85% of client migrations

Merchant Acquiring (Helix)

- **Integrated Gemstone and Renovite acquisitions** to accelerate technology deployment
- **Configurable, modern stack live for e-commerce**

2019 2026

Next step: Commercialize new unified gateway and decommission legacy systems to migrate clients

…AS WE MAKE SIGNIFICANT PROGRESS ON CLOUD MIGRATION

% of internal applications

NOT TO SCALE


15%
60%+
70%+
2021
2023
Medium-term
Modern Off-Prem
Modern On-Prem
Heritage

We continue to build new platforms that are foundational to our modernization and cloud efforts

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We are expanding our offerings to deliver more value for our clients and unlock higher margins

KEY PRINCIPLES

- ✓ Leverage our **strong foundation** of core capabilities, controls and scale
- ✓ Address **evolving client needs and personas**
- ✓ Harness **advanced AI/ML at scale** to unlock value for us and our clients
- ✓ Capture **higher margin** opportunities, proportionate to the value delivered

OUR STRATEGIC FOCUS AREAS

Selected product examples, not exhaustive

✓ Live ✓ Upcoming Pilot

FOR OUR CLIENTS' CLIENTS

Embedded Finance
Orchestrate complex money movement and embed banking services in platforms (e.g., Marketplaces, PayFacs)

- ✓ Onboarding (Live)
- ✓ Wallets / bank accounts (Live)
- ✓ Managed Pay-Outs (Live)
- ✓ Merchant Lending (Upcoming Pilot)

SaaS by Industry
Contextualized offerings that address needs of specific industries, either through proprietary (full stack) or partner (thin stack) offerings

- ✓ Healthcare (Live)
- ✓ Mobility (Live)
- ✓ Commerce (Live)
- ✓ Smart Energy (Upcoming Pilot)

FOR OUR CLIENTS

Data and Capabilities as-a-Service
New products that deliver enhanced experiences, more intelligence and better security for our clients

- ✓ FX-as-a-Service (Live)
- ✓ Data-as-a-Service (Live)
- ✓ Security-as-a-Service (Live)

Payments Products Innovation
Expanding core payments offerings facilitating global money movement and liquidity management

- ✓ Real-time payments (Live)
- ✓ Alternative payment methods (Live)
- ✓ Structured Trade (Live)
- ✓ JPM Coin (Live)

Margin Expansion

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We continue to enhance the ways our clients can connect with us, focusing on improving developer experience and ease of use

STRONG DIGITAL PORTAL SUPPORTING TREASURERS... J.P. Morgan Access®

#1 for Overall Digital Capabilities[1]	
~34k Profiles	**~$9T** Monthly Transactions
~6k Mobile Users	**~2k** API Clients

- Updated user interface for **improved navigation and client experience, including mobile**
- **Enhanced service tools**
- **AI-enabled value-added services** (e.g., Cash Flow Intelligence)
- **Embedded within leading ERP systems**

...THAT GENERATES SIGNIFICANT REVENUE ...

Firmwide Payments Digital Channels Fee Revenue

NOT TO SCALE



9%
CAGR
15%
CAGR
2017
2022
Target[2]

...AS WE CONTINUE TO BUILD A NEW VALUE PROPOSITION FOR DEVELOPERS

New Developer Console
coming live in 3Q



Payments made
for developers

Unified API across payment rails
<1.global.api>

[1] Source: Coalition Greenwich Digital Transformation Benchmarking 2022 – Large Corporate Segment
[2] Target growth rates go out no further than 2025

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We are beginning to unlock value by transforming the breadth and scale of our data into value-added products for our clients

JPM PAYMENTS' VAST SCOPE OF DATA…

- **50%+** U.S. DDA Payment Accounts
- **36B** U.S. Annual Merchant Acquiring Transactions
- **~1.3B** Unique U.S. Cards
- **#1** USD Clearing Correspondent Bank
- **Biometrics and Digital Identity** (in testing)
- **Direct access** to Third Party Datasets (e.g., Early Warning Services – EWS)

…COMBINED WITH OUR TOOLS…

Payments Data Lake
Single source, cloud-native platform that stores and harnesses the data

Tokenization
Tokenize customer data to store in proprietary secure vault

Strong data governance and controls
Data is appropriately encrypted, depersonalized, and aggregated

…POWERS KEY USE CASES WITH HIGH CLIENT VALUE

1 Validation Services
- 0 to 200+ clients onboarded in <2 years
- Extend internationally through Liink network

2 Optimization Tools for Merchant Acquiring
- Improved authorization rates
- Lower fraud rates

3 Customer Insights
- Combined issuing and acquiring data
- Customized reports with anonymized insights on our customers' customers

4 Instant Identity Verification
- Test: onboard and validate identity
- Test: face and palm biometrics

We continue to build more use cases in partnership with other Lines of Business (e.g., CCB) and our Strategy & Growth Office

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We see strong near-term growth from extending our market-leading FX payments capabilities, in partnership with our Markets business

WE HAVE A STRONG BUSINESS TODAY…

~120 Currencies	**~160** Countries
7k+ Clients	**~$190B** Annual FX Payments Flow

- Joint product development and deep **partnership between Payments and Markets**
- New **Transact platform in Markets** enables Corporates to proactively hedge and manage FX exposures through **integrated pre-trade, trade, and post-trade workflow**
- **Consistent double digit revenue growth with both CIB and CB clients**

…WITH NEW OPPORTUNITIES…

✓ **Global Mass Pay for Corporates**: Helping platforms and marketplaces facilitate millions of low-value transactions around the world in minutes, with high STP rates

✓ **FX-as-a-Service for FIs**: Giving traditional banks a white-label solution to support their clients…

… and giving fintechs the APIs needed to connect to global payments infrastructure

… EXPECTED TO DELIVER STRONG CONTINUED GROWTH

Firmwide Payments FX Revenue[1]

NOT TO SCALE



15%+
CAGR
15%+
CAGR
$1B
2017
2022
Target 2

[1] Portion of Firmwide Payments FX revenue is shared with the Markets business
[2] Target growth rates go out no further than 2025

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Many of our end-to-end Embedded Finance solutions are now live and scaling to support client demand

Client needs

Payment acceptance
Intuitive digital experience, allowing payments when and how desired

Manage funds
Convenience of managing risk and complexity of money movement

Payment disbursement
Hassle-free enrollment of sellers, with reliable and fast payments

Our enhanced product suite

Payment acceptance:
- Merchant Developer Console
- Online Checkout, Tokenization and Optimization
- Omnichannel *(incl. Biometrics)*
- Alternative Methods of Payments *(incl. Pay-by-Bank)*

Manage funds:
- 3rd Party Money Account → Seller Wallet 1; Seller Wallet 2; ....

Embedded Finance
- Onboarding
- Accounts
- Lending

Payment disbursement:
- Managed Pay-Outs
- Global Real-Time Payments
- Embedded FX Payments

→ Seller Bank Account 1; Seller Bank Account 2; ....

Est. margin expansion

Payment acceptance	Manage funds	Payment disbursement
3-4x	**Unlocks New Revenue Streams**	**3-4x**

Client traction

5 Live » **23** In Implementation / Mandated » **140+** In Pipeline

$15B
2022 U.S. Embedded Finance TAM[1]

Enabling Key Use Cases / Industry Solutions
- Retail & Commerce
- E-commerce
- Mobility
- ISVs
- Energy
- Professional Services

[1] Calculated based on external market reports and J.P. Morgan Payments internal data

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Easy account creation, real-time access to funds for customers Simple customization, no banking experience required Embed financial solutions into marketplaces and platforms Video: Embedded Finance Solutions 36

Recognize shoppers across channels Unified payment history Frictionless in-store shopping Video: Omnichannel journey 37

The future of stores with biometric payments Experience a faster way to pay with biometric payments Enroll in biometric payments and pay by face Contactless payments Simple in-store checkout flow Note: Future biometrics capabilities are under development; features and timelines are subject to change at the bank's sole discretion 38 Thank You, Emily Payment Approved

We work closely with the rest of the Firm to deliver value to our clients Excerpt from Investment Banking section PAYMENTS IS INTEGRAL TO OUR One Client Strategy Coordinated client coverage and solutioning Product innovation and co-creation Client Lifecycle Engagement Day-to-day flow relationship maintains client dialogue and enhances economics Solutions to help clients grow and expand internationally Cross-LOB Partnerships With Markets: FX Payments With CCB: Data & Analytics, Payment Network Relationships, Small Business With Firmwide Centers of Excellence: Client Onboarding and KYC, Technology (e.g., Cloud), AI/ML ACROSS 39

We delivered on our promises made last year and will continue to work towards sustained growth and higher operating leverage

Targets set at 2022 Investor Day	2022 performance
$15B Medium-term revenue target	**$13.9B**
>10%[1] Average annual revenue growth (2021 onwards)	**41%**
>20%[1] Average annual PTI growth (2021 onwards)	**91%**
10%[1] TS Payments YoY revenue growth	**14%**
15%[1] MS YoY revenue growth (over-time)	**8%**
15%[1] Trade YoY revenue growth	**17%**
10% TS market share	**8.4%**[2]
20% SCF market share	**9.9%**[3]


FIRMWIDE PAYMENTS REVENUE
NOT TO SCALE
Grow to ~$1B / year in the medium-term
$13.9B
$15B
Target set last year
2022
Rates + balances
Organic growth
2023 Outlook
Rates going forward
Organic growth, incl. balances
Revised Target

[1] Target growth rates go out no further than 2025
[2] Source: Coalition Greenwich Competitor Analytics. Reflects global J.P. Morgan Treasury Services business (CIB and CB). For additional information, see note 1 on slide 43
[3] Source: Coalition Greenwich Competitor Analytics. SCF represents Supply Chain Finance. Share reflects JPM share of Coalition Index Banks for CIB. For additional information, see note 1 on slide 43

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Closing thoughts 41 We delivered record revenue and expect client momentum to drive continued organic growth Our scale, security & controls have earned the trust of our clients, and we are there for them in good and bad times We build and innovate like a leading technology company, with scale and appropriate controls Our unified approach across the Firm helps provide unique value to our clients at any scale and geography Innovation across payments and merchant services will drive margin expansion across our business 1 2 3 4 5

We will build on our leadership position by applying consistent discipline and continuously future-proofing our model

MACRO ENVIRONMENT
- Inflation
- Rates
- Geopolitics

MARKET FORCES
- Digitization & AI
- Carbon transition
- Market structure

COMPETITIVE LANDSCAPE
- War for talent
- Traditional players
- New entrants

COMPLETE | **GLOBAL** | **DIVERSIFIED** | **AT SCALE**

① Maintaining day-to-day discipline
- **Agile capital deployment and dynamic financial management** to optimize profits
- **Holistic client servicing across businesses** to bring the best of the Firm
- **Continued resilience** in the face of disruption risks to our business

② Optimizing our current model
- **Closing addressable gaps** in our wallet
- **Accelerating organic growth**
- **Attracting and retaining our talent**

③ Transforming for the future
- **Modernizing our core technology** to enable scale and faster innovation
- **Advancing strategic platforms** to further integrate our delivery of the Firm and provide a better experience for our clients
- **Monitor and invest in new and emerging technology** (e.g., AI) to develop future-proof solutions

~16% ROE through the cycle target

Note: ROE through the cycle target excludes the impact of legal expense

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Notes on market share, ranks, and industry wallets 1. Excludes the impact of Archegos in 2021 Historical Coalition Greenwich competitor revenue and industry wallets have been rebased to ensure consistent taxonomy and accounting/structural adjustments Market share reflects share of the overall industry product pool, unless noted that share reflects share of Coalition Index Banks CIB and Markets: BAC, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG and UBS Treasury Services and Supply Chain Finance (SCF): BAC, BNPP, CITI, DB, HSBC, JPM, SG, SCB and WFC Securities Services: BAC, BBH, BNPP, BNY, CITI, DB, HSBC, JPM, NT, RBC, SCB, SG, and SS 2. Source: Dealogic as of April 3, 2023 (unless otherwise noted) for GIB, ECM, DCM, and M&A rank, market share and industry wallet. ECM excludes shelf deals. DCM includes all bonds, loans, and other debt (i.e., securitizations and frequent borrowers), excluding money market and short-term debt 3. Market share changes are rounded to the nearest 10bps 43

1. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB 2. Revenue adjusted down by $0.1B for 2017 and $0.2B for 2018, 2019 for both CIB and Firmwide Payments for data processing accounting re-class Additional notes 44

Notes on non-GAAP financial measures

1. The CIB provides certain non-GAAP financial measures. These measures should be viewed in addition to, and not as a substitute for, the CIB's reported results. The non-GAAP financial measures on slides 2 and 5 exclude the impact of legal expense. Adjusted ROE on slide 2 is calculated as net income after preferred stock costs excluding the impact of legal expense divided by average equity. CIB average equity was $70B, $70B, $80B, $80B, $83B and $103B for 2017, 2018, 2019, 2020, 2021 and 2022, respectively. The table below provides a reconciliation of reported results to these non-GAAP financial measures

Reconciliation of reported to adjusted results excluding the impact of legal expense

Year ended December 31, (in millions, except where otherwise noted)		2017	2018	2019	2020	2021	2022
(1) Revenue	**Reported/ Adjusted**	**$ 35,667**	**$ 37,549**	**$ 39,436**	**$ 49,451**	**$ 51,942**	**$ 48,102**
(2) Expense	Reported	$ 20,259	$ 22,094	$ 22,662	$ 23,773	$ 25,553	$ 27,350
	Adjustments:						
	Legal Expenses	$ 18	$ (205)	$ (381)	$ (796)	$ (252)	$ (117)
	Adjusted	**$ 20,277**	**$ 21,890**	**$ 22,281**	**$ 22,977**	**$ 25,302**	**$ 27,232**
(3) Net Income	Reported	$ 10,976	$ 11,760	$ 11,919	$ 17,043	$ 21,107	$ 14,925
	Adjustments:						
	Legal Expenses	$ (17)	$ 184	$ 347	$ 732	$ 224	$ 86
	Adjusted	**$ 10,959**	**$ 11,944**	**$ 12,266**	**$ 17,775**	**$ 21,331**	**$ 15,011**
(4) ROE	Reported	15%	16%	14%	20%	25%	14%
	Adjusted	**15%**	**16%**	**14%**	**21%**	**25%**	**14%**

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Notes on slides 3-4

Slide 3 – We continue to maintain a leadership position across products and regions

1. Source: Coalition Greenwich Competitor Analytics (all ranks excluding GIB, ECM, DCM, and M&A) and Dealogic (GIB, ECM, DCM, and M&A ranks). Includes co-ranked positions as defined by Coalition Greenwich
2. Businesses include CIB, Banking, GIB, M&A, ECM, DCM, CIB Treasury Services, CIB Trade Finance, Markets, FICC, G10 Rates, G10 FX, EM Macro, EM Credit, Commodities, G10 Credit, SPG, Public Finance, G10 Financing, Equities, Cash Equities, Equity Derivatives, Prime Brokerage, Futures, and Securities Services. FY17 includes Credit and does not include EM Credit and G10 Credit. EMEA and APAC do not include Public Finance
3. Source: Coalition Greenwich Competitor Analytics. 2022 total CIB regional rank for Americas, EMEA and APAC. Ranks are based on the Coalition Index Banks
4. Americas reflects North America and Latin America

For additional information, see notes 1 and 2 on slide 43

Slide 4 - Market share gains across most businesses and all regions have helped widen the gap to peers

1. Source: Coalition Greenwich Competitor Analytics (Markets, Payments and Securities Services), reflecting JPMorgan Chase's internal business structure and internal revenue; Payments reflects global J.P. Morgan Treasury Services business (CIB and CB). Dealogic (Investment Banking)
2. Source: Coalition Greenwich Competitor Analytics. Market share for CIB, reflecting JPMorgan Chase's internal business structure and internal revenue. Americas reflects North America and Latin America
3. Source: Coalition Greenwich Competitor Analytics. Market share for CIB, reflecting JPMorgan Chase's internal business structure and internal revenue. Peer ranks are for the respective year

For additional information, see notes 1, 2 and 3 on slide 43

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Notes on slides 7-11

Slide 7 – We remain the leading global Markets franchise, with sustained growth and continued client excellence

1. Source: Coalition Greenwich Competitor Analytics for FICC and Equities ranks; Institutional Investor for Research rank. Ranks for 2022
2. Source: Coalition Greenwich Competitor Analytics
3. Source: Coalition Greenwich Client Analytics. Represents top 1,000 financial institutions (FI) based on wallet size
4. Source: Coalition Greenwich Competitor Analytics (for 2022). Americas reflects North America and Latin America. Ranks are based on JPMorgan Chase's internal business structure and internal revenue and the Coalition Index Banks
5. Revenue CAGR is based on internal management revenue
6. Source: Coalition Greenwich Institutional Voice of the Client Analytics (for 2022)

For additional information related to footnotes 1, 2 and 4, see notes 1 and 3 on slide 43

Slide 11 – Securities Services is a leading provider, delivering strong financial performance and consistent market share growth

1. Client (institution) is defined as receiving one or more services across Custody, Fund Services, Trading Services, or Data Solutions
2. Based on Thinking Ahead Institute 2022 Top 500 ranking
3. Based on GlobalSWF.com ranking
4. Based on SWFInstitute.org ranking
5. Based on 2022 revenue
6. AUC is on a spot basis. Deposits are on an average basis
7. 2017 revenue excludes discontinued business
8. Average operating margin is shown from 2017 through 2022. Operating margin excludes credit reserves of $(5)mm and $38mm for 2017 and 2022, respectively
9. Source: Coalition Greenwich Competitor Analytics. For additional information, see notes 1 and 3 on slide 43

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Notes on slides 20-23

Slide 20 – We have best-in-class IB coverage and solutions to help clients succeed as their needs evolve

1. Source: Coalition Greenwich FY22. $20mm-$500mm
2. Source: Dealogic. For additional information, see note 2 on slide 43
3. Based on aggregate deal value from 2017-2022
4. From 2017-2022; transaction size of at least $500mm
5. From 2017-2022
6. Source: Bloomberg

Slide 22 – Clients value our powerful franchise collaboration model, and reward us for it

1. Analysis based on all IB corporate clients with IB revenue from 2020-22; Franchise revenue includes IB, Payments, Markets, Securities Services, Asset Management, Bank Lending
2. Source: Dealogic. For additional information, see note 2 on slide 43
3. Source: Coalition Greenwich FY22. $20mm-$500mm
4. Source: Coalition Greenwich Competitor Analytics (Markets, Payments and Securities Services rank), reflecting JPMorgan Chase's internal business structure and internal revenue, which may differ from externally disclosed revenue. Rank is based on the Coalition Index Banks. Payments reflects global J.P. Morgan Treasury Services business (CIB and CB). For additional information, see note 1 on slide 43
5. Source: Euromoney's Private Banking Awards 2023

Slide 23 – We have made tangible progress on our strategic priorities

1. Source: Preqin
2. Source: Dealogic. 2020-2022 average share vs. 2012-2019 average share. For additional information, see notes 2 and 3 on slide 43
3. Source: Pitchbook (for Equity Private Placements) and Preqin (for Private Debt)
4. Source: Dealogic as of May 15, 2023. Excludes A-shares and domestic bond issuances
5. Source: Bloomberg NEF: Energy Transition Investment Trends 2023
6. Source: Dealogic as of January 1, 2023

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Notes on slide 26 Slide 26 J.P. Morgan Payments delivered record growth in 2022 1. Source: Coalition Greenwich Competitor Analytics. Reflects global J.P. Morgan Treasury Services business (CIB and CB). Rank is based on the Coalition Index Banks. For additional information, see note 1 on slide 43 2. Source: EY Cash Management Ranking Report 3. Source: The Clearing House (TCH); annual volume originated and received 4. Source: Coalition Greenwich US Large Corporate Cash Management 2022 Program. NPS for J.P. Morgan based on Total Market. 2022 Investor Day represented JPM Target Market 5. Source: Coalition Greenwich Digital Transformation Benchmarking 2022 Large Corporate Segment 6. Source: Coalition Greenwich Competitor Analytics. SCF represents Supply Chain Finance. Share reflects JPM share of Coalition Index Banks for CIB. Prior period amounts have been revised to conform with the latest analysis from Coalition Greenwich. For additional information, see note 1 on slide 43 7. Source: Nilson. 2022 Investor Day reflected Global Merchant Acquiring transactions / year of 37B in 2021 which is 41B in 2022 8. Source: Nilson. including Visa/Mastercard, pin and other credit volumes 9. Payment errors divided by total transactions processed 49

Commercial Banking – executing a proven strategy Organic growth driven by continued investment and expansion into select, high-potential markets and industries – proven, multi-year track record EXPANDING OUR CLIENT FRANCHISE Enabling our teams to serve our clients in a highly-differentiated manner Data-enabled, consultative teams, equipped with digital tools and powerful analytics EMPOWERING OUR TEAMS Rich data assets and a nearly 600TB cloud-based platform that deliver valuable insights across the firm and to our clients BUILDING A DATA-DRIVEN BUSINESS Investing to deliver more value to clients through our broad-based capabilities Innovative solutions to help deepen relationships and drive client acquisition INNOVATING TO EXTEND OUR COMPETITIVE ADVANTAGE Relentless focus on operational excellence to deliver a superior client journey and drive efficiency ENHANCING THE CLIENT EXPERIENCE Rigorous client selection with a long-term, through-the-cycle approach Strong credit and control culture, with 2022 NCO rate of 4bps MAINTAINING FORTRESS PRINCIPLES Ongoing expense discipline while investing for the long term Strong returns in 2022 – 16% ROE, with high-quality, resilient, and diversified earnings DELIVERING STRONG FINANCIAL RESULTS 1

First Republic Bank – building on our strength Add quality clients and expand footprint in high-growth markets Increase support of communities and nonprofit organizations Deliver the Firm’s capabilities to new clients Gain access to top talent in key locations 2 Complement our leading Commercial Real Estate portfolio Maintain strong credit culture and focus on exceptional client service Note: Totals may not sum due to rounding 1 First Republic figures estimated as of April 13, 2023 based on data provided by the FDIC; $173B of loans are prior to fair value marks; $92B of deposits include $30B of deposits from large U.S. Banks …ALIGNS WITH CB’S CLIENT-CENTRIC APPROACH 60% 13% 12% 6% 8% Single family Multifamily Capital call lines and business Commercial real estate Other Bold indicates categories most relevant for CB FIRST REPUBLIC BANK’S MODEL… Breakdown of loan portfolio $173B1 $173B Loans1 $92B Deposits1 Exceptional client service Strong credit performance

Robust technology infrastructure and firmwide utilities to provide scale Strong brand recognition to attract the best talent with global mobility opportunities Community impact delivered at scale Deep relationships with businesses and business owners Comprehensive liquidity solutions Value-added digital solutions Extensive network of 4,700+ branches Business Banking franchise creates client flow into CB as businesses grow Powerful data and analytics leveraged across lines of business JPMorgan Chase platform drives competitive advantage and unmatched value for CB clients AWM Corporate CCB Brand Community Impact Branch Network Business Banking Private Bank Asset Management Markets Technology Payments CIB Investment Banking Commercial Banking 3 1 Coalition Greenwich Competitor Analytics (CIB rank), reflecting JPMorgan Chase’s internal business structure and internal revenue, which may differ from externally disclosed revenue. Rank is based on the Coalition Index Banks The #1 corporate and investment bank deepens our strategic relationships1 Global payments platform with cross-border capabilities Investment capacity for long-term growth and innovation

Commercial & Industrial (C&I) – segmented to best serve our clients Corporate & Investment Bank Business Banking 22k Clients 45k Prospects Middle Market Banking and Specialized Industries Corporate Client Banking and Specialized Industries 3k Clients 3k Prospects Financial Institutions Multinational Corporations Franchise Nonprofit Beverage Life Sciences Energy Media and Entertainment Healthcare Technology Agribusiness Heavy Equipment Apparel Higher Education Government Real Estate Tech & Disruptive Commerce Green Economy 4 $5.1B Revenue $3.9B Revenue SECTOR EXPERTISE ACROSS 18 SPECIALIZED INDUSTRIES Note: Revenue reflects FY 2022; prospect and client figures as of December 31, 2022

Commercial Real Estate (CRE) – positioned for through-the-cycle performance 5 Commercial Term Lending (CTL) | #1 multifamily lender in U.S.1 Term financing of stabilized properties in supply-constrained markets Industry-leading origination process delivered with speed and certainty of execution Continued innovation and investment in rental payments solutions Community Development Banking (CDB) | #3 affordable housing lender in U.S.2 Range of financing solutions for affordable housing Programs to revitalize neighborhoods and community development projects Over $10B in financing towards creation of 46k+ affordable housing units since 2020 Real Estate Banking (REB) Top-tier investors and developers in major U.S. markets Portfolio lending on core property types, such as multifamily, industrial, and retail Over 50% of revenue driven by payments and liquidity $1.5B Revenue $0.3B Revenue $0.7B Revenue Deep sector and market knowledge Focus on primary, supply-constrained markets Limited exposure to riskier asset classes Disciplined market, client, and asset selection CYCLE-RESISTANT STRATEGY Note: Revenue reflects FY 2022 and does not include Corporate Client Banking Real Estate; other figures as of December 31, 2022 For footnoted information, refer to slides 23-24

17% Return on equity Commercial Banking – decade-long, sustainable growth with strong returns $7.1 $11.5 2012 2022 +61% $2.7 $4.2 2012 2022 +56% $196 $294 2012 2022 +50% $2.7 $5.9 2012 2022 +121% $1.6 $3.0 2012 2022 +86% 6 $120 $224 2012 2022 +86% 40% Overhead ratio 5 bps Net charge-off rate REVENUE1 ($B) AVERAGE DEPOSITS ($B) PAYMENTS REVENUE2 ($B) 10-YEAR AVERAGE METRICS NET INCOME ($B) AVERAGE LOANS ($B) GROSS IB REVENUE3 ($B) Note: Totals may not sum due to rounding For footnoted information, refer to slides 23-24

$53 $1,000 $2,000 2010 Old Target 2022 $1,542 Organic expansion in Middle Market Banking Middle Market bankers located within branch network193% Middle Market clients22k Top 100 MSAs in Middle Market footprint78 28k Prospects 7k Clients 3x Growth in average deposit balances since 2018 Legacy states Expansion states Client and prospect density2 7 Target MIDDLE MARKET NATIONAL COVERAGE EXPANSION MARKET REVENUE GROWTH ($mm) Note: Figures as of December 31, 2022 For footnoted information, refer to slides 23-24 32% CAGR

Large, cross-border market opportunity

GLOBALIZATION OF FINANCIAL SERVICES



Canada
U.S.
Mexico
Netherlands
Germany
China
Japan
Korea
Hong Kong
Taiwan
Vietnam
Australia
Trade corridor with $200B+ annual flow

CROSS-BORDER NEEDS

- Payments
- Liquidity
- Foreign exchange
- Trade
- Strategic advisory and M&A

13 Bilateral trade corridors with $200B+ annual flow[1]

$24T Trade volume globally[2]

7% CAGR in cross-border trade flow since 2017[2]

[1] International Trade Centre (ITC) trade map; bilateral flow calculated based on sum of export and import trade volumes for FY 2021
[2] "A vision for the future of cross-border payments;" McKinsey, data as of 2022

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Global solutions and expertise delivered locally

HELPING CLIENTS EXPAND INTERNATIONALLY

- **Local expertise with global footprint** – covering nearly **3.2k multinational clients** across **30 countries**
- **Streamlined approach** to complex global treasury management with access to firmwide solutions
- **Uniquely positioned** to meet clients' cross-border needs relative to regional commercial banks

SERVING INTERNATIONALLY-HEADQUARTERED CLIENTS

- **Disciplined approach** to build long-term franchise value – covering **500+ clients** and **2.5k prospects**
- **Differentiated value** through JPMorgan Chase capabilities including IB, FX/Trade, payments, liquidity, and lending
- **Strong results and growth potential** – significantly increasing revenue and **quadrupling deposits** since 2019

INTERNATIONAL REVENUE ($mm)[1]



$1,000
$847
17% CAGR
$386
2017
2018
2019
2020
2021
2022
Target

Note: Figures as of December 31, 2022

[1] Denotes non-U.S. revenue from U.S. multinational clients and Corporate Client Banking expansion efforts to serve non-U.S. headquartered companies internationally

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Committed to being the most important financial services partner to the Innovation Economy Dedicated CB coverage for VC firms and portfolio companies Specialized investment banking coverage Additional capital and liquidity management solutions through J.P. Morgan Asset Management Early-stage lending capabilities and payments solutions Suite of digital assets designed to serve startup clients 2017 2018 2019 2020 2021 2022 39% CAGR Innovation Economy revenue Private Bank focus on founders and VC partners Global reach accelerated by international expansion 10 CONNECT Portfolio companies VC partners & company founders Venture Capital (VC) firms CIB CB AWM Firmwide strategy Unique assets for clients UNMATCHED CAPABILITIES TO SERVE THE VC ECOSYSTEM BROAD-BASED COVERAGE AND POWERFUL SOLUTIONS CB – EXECUTION OF A LONG-TERM STRATEGY Positioned to serve clients through every stage of life-cycle

Disciplined, focused approach to Private Equity coverage

SIGNIFICANT OPPORTUNITY IN PRIVATE EQUITY (PE)...

$1.2T+ **Global Private Equity dry powder**[1]

37% **of North American IB wallet is sponsor-related**[2]

...WITH TREMENDOUS MIDDLE MARKET POTENTIAL

U.S. PE Middle Market deal count[1]


2.1k
3.2k
2017
2022

U.S. PE Middle Market dry powder[1]


$332B
$421B
2017
2022

UNMATCHED CAPABILITIES TO CAPTURE OPPORTUNITY

- **Expansive Middle Market reach** of 22k clients and 45k prospects
- Focused **CB coverage team** for Middle Market financial sponsors
- **Dedicated advisory** and **IB coverage resources** for Middle Market sponsors and portfolio companies
- Leading **leverage finance** and **Debt Capital Markets teams**
- **Direct lending solutions** provide full range of financing alternatives
- **Risk discipline** through specialized credit and structuring teams

For footnoted information, refer to slides 23-24

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Delivering the #1 corporate and investment bank to CB clients

CB GROSS INVESTMENT BANKING REVENUE[1] ($B)


$5.1
$4.0
$3.0
6% CAGR
$1.6
2012
2022
Target

INVESTING TO GROW SHARE

- **Expanding regional IB coverage** with focus on Middle Market
- Adding **M&A and equity private placement** capacity
- **Deepening our coverage** across our growing franchise
- Focused on **targeted market opportunities**

TARGETED GROWTH

Middle Market	Innovation Economy	Private Equity
International	Healthcare	Green Economy

[1] Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenues related to fixed income and equity markets products

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Robust growth in payments and liquidity 2017 2018 2019 2020 2021 2022 $3.8 $4.4 $4.3 $3.8 $3.8 $5.99% CAGR 2017 2018 2019 2020 2021 2022 $177 $171 $173 $238 $302 $294 11% CAGR Actively monitoring deposit market fundamentals Continued momentum in 2023 – 1Q23 Payments revenue up 98% YoY 13 Uplift in liquidity revenue from higher deposit margins Strong organic growth through client acquisition and market share gains Increased fee revenue driven by strength of our offering and ongoing investments ~30% of 2022 Middle Market average deposit balances generated by clients acquired since 2017 Betas managed dynamically through the cycle for each segment of the business Balances impacted by expected outflows to higher-yielding alternative solutions CB PAYMENTS REVENUE1 ($B) AVERAGE CB DEPOSIT BALANCES ($B) Note: Totals may not sum due to rounding For footnoted information, refer to slides 23-24

High-quality loan portfolios 2017 2018 2019 2020 2021 2022 $96 $99 $100 $110 $98 $110 2017 2018 2019 2020 2021 2022 $102 $106 $108 $109 $107 $114 Average 1Q23 loans for CB up 1% quarter-over-quarter, as clients adjust to higher interest rates and economic uncertainty 14 11% increase YoY, driven by higher revolver utilization and new loan demand Market is taking a modestly more conservative approach to credit quality, leverage, and pricing #1 overall syndicated lender in Middle Market1 7% increase YoY, driven by growth in term lending and affordable housing Reduced purchase activity and demand for refinancing driven by higher interest rates Elevated level of maturities over next few years AVERAGE C&I LOANS ($B) AVERAGE CRE LOANS2 ($B) Note: Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings used herein are generally based on client segments and do not align with regulatory definitions For footnoted information, refer to slides 23-24

Maintaining risk discipline – C&I Portfolio credit quality remains strong Diversified across industries and regions 88% of non-investment grade exposure is secured1 Disciplined, through-the-cycle underwriting Dedicated underwriters for targeted industries Appropriately reserved for current market environment 2.0% 0.1% 2008 2010 2012 2014 2016 2018 2020 2022 Commercial Banking Peer Average Supply chain disruption and inventory shortages have eased Higher interest rates and inflation driving margin compression for certain clients Closely watching potentially vulnerable sectors for stress Detailed downturn playbook to ensure readiness across a range of economic scenarios 27% 16% 12% 11% 5% 5% 4% 4% 16% Consumer & Retail Industrials Healthcare Tech, Media & Telecomm Oil & Gas State & Municipal Gov't Utilities Automotive Other 15 1.0% 0.2% 2008 BREAKDOWN BY INDUSTRY2 NET CHARGE-OFF RATE (%)3 MARKET COMMENTARYSUMMARY Note: Metrics are as of December 31, 2022 unless otherwise noted For footnoted information, refer to slides 23-24

Maintaining risk discipline – CRE Strong credit performance – FY 2022 NCOs of ~$1mm Focused on asset classes with strong through-the-cycle performance Over 60% of loans in Commercial Term Lending multifamily portfolio Granular portfolio with average loan size of ~$2mm Secured by class B/C properties Portfolio remains high quality – LTV of ~49%, DSC of 1.8x1 Minimal exposure in hospitality, homebuilders, condos, and land 67% 9% 9% 5% 10% 0.9% 0.0% 2.3% 3.3% 2008 2010 2012 2014 2016 2018 2020 2022 Commercial Banking Peer Average 16 Monitoring impact of market liquidity on pricing and yields Office: ~9% of CRE exposure Majority class A with top tier sponsorship Adequately reserved for market uncertainty Construction: ~8% of CRE exposure, excluding Affordable Housing Highly-selective portfolio Majority with repayment recourse of ~30% or more Multifamily Industrial Office Retail Other BREAKDOWN BY PROPERTY TYPE2 NET CHARGE-OFF RATE (%)3 MARKET COMMENTARYSUMMARY Note: Metrics are as of December 31, 2022 unless otherwise noted For footnoted information, refer to slides 23-24

2019 2022 1Q23 Target JPM CB OH ratio 40% 41% 37% 40%+/- CB peer avg. OH ratio2 46% 46% 44% – Strong operating efficiency while investing in our franchise $3.3 $3.8 $0.7 $0.1 $0.4 $0.2 $0.9 $0.1 $0.4 $0.2 $4.3 $1.0 Volume- & revenue-driven Structural Investments 2022 2023 Outlook InvestmentsStructuralVolume- & revenue-driven $4.0 $4.7 $5.3 2021 +17% +13% Investments Volume- & revenue-driven Performance-driven comp Growth-driven middle office Structural Front office (2+ year tenure) Middle/back office Technology (run the bank) Support functions (e.g., risk) Investments Technology, product, data, and analytics Bankers Sales enablement Client experience Operational excellence 17 Volume- & revenue-driven / Structural Note: Totals may not sum due to rounding and exclude the impact of the First Republic Bank transaction For footnoted information, refer to slides 23-24 BREAKDOWN OF EXPENSECB ADJUSTED EXPENSE ($B)1

Cloud-based, client-focused data platform delivering tremendous value



Internal data
Digital usage
Service activity
Transaction data
CSAT / NPS / Surveys[1]
Client 360°
Company research
IB activity
Firmographics
Capital raised
External data

DELIVERING BUSINESS VALUE

Client value
- Business optimization
- Peer benchmarking
- Cash flow forecasting

Sales enablement
- New lead generation
- Targeted solutioning
- Pricing optimization

Risk decisioning & portfolio mgmt.
- Dynamic portfolio management
- Enhanced risk analytics
- Enriched credit approvals

Operational excellence
- Servicing automation & analytics
- Fraud prevention analytics
- Targeted quality control

MEASURING PROGRESS

150	167mm+	23k+
Data sources incorporated	Companies mapped	Firmwide users in 2022

[1] Client Satisfaction (CSAT) and Net Promoter Score (NPS)

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Pricing analytics tools to optimize loan and deposit pricing Digital, mobile, interactive marketing tools and collateral to maximize client interactions Workflow optimization through cross- functional collaboration and connectivity Solutions-oriented coverage teams enabled with holistic view of clients Targeted training sessions to ensure bankers are fluent on latest product innovations Timely market and industry insights to identify and prioritize opportunities and increase proactivity Client coverage teams enabled with data-driven tools, insights, and analytics Client satisfactionBanker productivity Speed to decision Win rate Revenue Cost 19

Relentless focus on client experience and operational excellence

Client solutioning
- Engage in **analytics-driven** solutioning
- Increase **3rd party** integrations for connectivity
- Use **client insights** to inform new designs

KYC
- Minimize **client impact**
- Streamline and digitize **documentation**
- **Automate** existing manual **processes**

Onboarding
- Reduce **onboarding cycle times**
- Streamline and digitize **documentation**
- Expand client **training and enablement**

Lending
- Enhance **data-driven** decisioning
- Increase **speed** to commitment
- **Simplify** client journey

Servicing
- Streamline **service channels**
- Reduce inquires through **self-service and product improvements**
- Improve **case productivity**

Content delivery
- Deliver **digital** targeted JPMC content
- Offer **data-driven** analytics and insights

↑ **Client satisfaction** ↑ **Operating leverage** ↑ **Speed** ↓ **Cost to serve** ↓ **Product complexity** ↓ **Operational risk**

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2017 2017-2022 Execute growth initiatives (longer-term revenue targets) Maintain expense discipline Optimize returns Target2022 Investment banking2 $2.4B $4.0B5% CAGR$3.0B Overhead ratio 40% 40%+/-41% 40% average 17%Return on equity 18%+/-16% 17% average Record Middle Market expansion $0.6B $2.0B20% CAGR$1.5B CB International1 $0.3B $1.0B17% CAGR$0.8B Progress towards targets, driving strong, consistent returns for shareholders 21 1 Denotes non-U.S. revenue from U.S. multinational clients and Corporate Client Banking expansion efforts to serve non-U.S. headquartered companies internationally 2 Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenues related to fixed income and equity markets products

COMPLETE, GLOBAL, AND DIVERSIFIED Unmatched ability to support clients’ needs as they grow Local delivery of global expertise and broad-based capabilities Differentiated platform and competitive advantage of JPMorgan Chase Commercial Banking – executing a proven strategy STRONG, CONSISTENT FINANCIAL PERFORMANCE Diversified, resilient revenue streams Operating leverage achieved through industry-leading efficiency ratio Through-the-cycle growth and steady returns LARGE AND GROWING ADDRESSABLE MARKET Significant organic growth potential Extensive reach, both domestically and internationally Focused client coverage with specialized expertise SUSTAINED INVESTMENT WITH COMPOUNDING RESULTS New bankers in high-potential markets and industries Digital innovation delivering tangible results Data-driven strategy anchored by cloud-based, client-centric platform FORTRESS PRINCIPLES Rigorous underwriting and client selection Credit portfolio positioned to weather market uncertainty End-to-end management focus across compliance and controls GREAT PEOPLE AND A WINNING CULTURE Consultative, solutions-oriented client coverage teams Empowered and data-enabled organization Focus on driving community impact 22

Slide 5 – Commercial Real Estate (CRE) – positioned for through-the-cycle performance 1. Home Mortgage Disclosure Act data, U.S. Consumer Financial Protection Bureau 2. Affordable Housing Finance, 2022 Lenders Survey, February 2023 Slide 6 – Commercial Banking – decade-long, sustainable growth with strong returns 1. In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB. With the realignment, revenue is now reported across CCB, CIB and CB based primarily on client relationship. Financials from 2012 were revised to conform with the current presentation 2. In the fourth quarter of 2022, certain revenue from CIB markets products was reclassified from investment banking to payments. In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB. With the realignment, revenue is now reported across CCB, CIB and CB based primarily on client relationship. Financials from 2012 were revised to conform with the current presentation. Includes growth of $161mm that is also included in the Gross IB Revenue metric 3. Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenues related to fixed income and equity markets products Slide 7 – Organic expansion in Middle Market Banking 1. Does not include Middle Market offices outside the U.S. 2. Circles indicate number of clients and prospects in each city Slide 11 – Disciplined, focused approach to Private Equity coverage 1. PitchBook Data, Inc. 2. Dealogic data for revenue reported between January 1, 2022 through December 31, 2022 in North America only, excluding Money Market, Short-term debt, and ECM Shelf Slide 13 – Robust growth in payments and liquidity 1. In the fourth quarter of 2022, certain revenue from CIB markets products was reclassified from investment banking to payments. In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB. With the realignment, revenue is now reported across CCB, CIB and CB based primarily on client relationship. Financials from 2017-2021 were revised to conform with the current presentation Notes for slides 5-7, 11, 13 23

Slide 14 – High-quality loan portfolios 1. Refinitiv 2. Includes Corporate Client Banking Real Estate Slide 15 – Maintaining risk discipline – C&I 1. The Firm considers internal ratings equivalent to BB+/Ba1 or lower as non-investment grade 2. Portfolios based on sub-LOB are not regulatory definitions; totals may not sum due to rounding and are based on committed exposure 3. Peer average based on CB-equivalent CRE segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC, which may not fully align with CB segmentation Slide 16 – Maintaining risk discipline – CRE 1. Loan to value (LTV) and debt service coverage (DSC) are weighted average calculations of multifamily Commercial Term Lending portfolio for FY 2022 2. Portfolios based on sub-LOB are not regulatory definitions; totals may not sum due to rounding and are based on committed exposure 3. Peer average based on CB-equivalent CRE segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC, which may not fully align with CB segmentation Slide 17 – Strong operating efficiency while investing in our franchise 1. Adjusted expense represents total CB noninterest expense less CB legal expense of $1.7mm for FY 2021 and $5.1mm for FY 2022, respectively 2. Peer average based on CB-equivalent segments at BAC, CMA, FITB, KEY, PNC, TFC and WFC Notes for slides 14-17 24

Asset & Wealth Management overview

MARKET-LEADING FRANCHISE	FORTRESS PRINCIPLES	DRIVING INNOVATION & VALUE CREATION	DIFFICULT TO REPLICATE
$4.3T AUS[1]	**~$400mm** investment research spend	**5** M&A deals successfully closed since 2020	**95%** retention of top senior talent
25%+ healthy ROE and margin	**2,000+** risk and controls professionals	**#1 and #2** active ETFs in the world are JPMAM[3]	**73%** revenue recurring (10Y avg.)
90%+ JPMAM LT MF 10Y AUM > peer median[2]	**1bp** net charge-off rate (10Y avg.)	**4,500** dedicated technologists	**100+ year** client relationships and track records

KEY STRATEGIC PILLARS

Complete **Global** **Diversified** **At scale**

For footnoted information, refer to slide 18

JPMorgan Chase & Co.

1

2 6% 7% 5% AWM is a consistent growth franchise 29% 10Y range: 26%-37% Pretax margin1 26% 10Y range: 21%-33% ROE3 Increase YoY Decrease YoYGPB AM 0.01% 10Y range: 0.05%-(0.01)% Net charge-off rate3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2.0 2.3 2.3 2.3 2.4 2.7 2.6 3.1 3.7 4.3 4.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 10.0 11.5 12.2 12.3 12.2 13.2 13.4 13.6 14.2 17.0 17.7 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2.8 3.3 3.4 3.2 3.5 3.6 3.8 3.8 4.0 6.3 5.8 2.0 . Market-leading franchise AWM 6% GPB 7% AM 5% 10Y CAGR AWM 8% GPB 10% AM 6% 10Y CAGR AWM 7% GPB 9% AM2 6% 10Y CAGR REVENUE1 ($B) PRETAX INCOME1 ($B) ASSETS UNDER SUPERVISION1 (AUS) ($T) 10-YEAR AVERAGE Note: Totals may not sum due to rounding For footnoted information, refer to slide 18

3 Powered by two market-leading franchises 2012 2022 10Y Growth AM ranking by AUM3 (#) AM ranking by active AUM3 (#) Equity Fixed Income Multi-Asset Solutions Liquidity U.S. LT assets4 International LT assets4 Global Funds LT assets Global Institutional LT assets AM advisor revenue productivity ($mm) #7 #4 $286 $376 $72 $443 $471 $255 $335 $391 $8.2 #5 #3 $618 $644 $240 $653 $974 $521 $742 $754 $12.9 2012 2022 10Y Growth GPB ranking2 (#) GPB Ultra High Net Worth ranking2 (#) Loans Deposits Brokerage assets Managed assets U.S. LT assets International LT assets Clients with $100mm+ (#) Managed accounts (#) GPB advisor revenue productivity ($mm) #3 #1 $79 $141 $225 $212 $189 $61 1,346 0.3mm $1.8 #1 #1 $214 $233 $512 $559 $510 $107 3,153 1.3mm $3.0 2.1x 2.0x 1.7x 3.3x 1.5x 2.2x 1.6x ASSET & WEALTH MANAGEMENT 1.7x 2.6x 2.7x 1.8x 2.3x 4.0x 2.7x 2.3x 1.6x GLOBAL PRIVATE BANK1 (GPB) ASSET MANAGEMENT (AM) 2.2x 1.9x +2 - +2 +1 End of period (EOP), $B, unless noted Client asset flows ($B)1 $61 $49 $152 2012 2022 1Q23 $1.7 $3.4 $3.7 2012 2022 1Q23 $177 $372 $395 2012 2022 1Q23 Traditional assets ($T)1,5 Alternatives assets ($B)1,5 Market-leading franchise Note: Totals may not sum due to rounding For footnoted information, refer to slide 18

4 $1.4 $9.4 2021 Volume- & revenue- related Structural Investments $1.8 $10.0 2023 Outlook $10.1 $2.2 InvestmentsStructuralVolume- & revenue- related 2022 $10.8 $0.0 $0.6 $0.4 $11.8 ($0.1) $0.2 $0.4 $12.3 Expense discipline and focused investing Investments TOTAL ADJUSTED EXPENSE ($B)1 Note: Totals may not sum due to rounding For footnoted information, refer to slide 18 Market-leading franchise Investments Technology Capabilities Advisors Structural Front office (3+ years of tenure) Middle / back office Support functions (e.g., risk, controls) Volume- & revenue-related Performance-driven compensation Fund distribution fees in AM business BREAKDOWN OF EXPENSE

Driving innovation & value creation

Technology is the foundation of future growth

Deliver best-in-class products, platforms and experiences

Customer and client experiences | **Product and platform development**

- **$1T+** traded on Morgan Money portal YTD[1] (2x YoY)
- **99%** reduction in time on custom performance reporting
- **#1** rated CRM for Global Private Banks[2]

Strengthen our development capabilities and infrastructure

Modernize technology | **Drive software development excellence**

- **84%** strategic apps on Cloud (50% of infra. spend)
- **5,400** Python trained non-tech employees
- **131,000** hours saved through low-code solutions

Unlock the power of data

Embed data and insights into everything

- **30Y** of proprietary research into Spectrum GPT
- **Millions** of research and data reports analyzed in seconds
- **50+** AI pilots across AWM

Protect the Firm and our customers

Proactively defend against cyber threats

- **+13%** increase in fraud attempts YTD[3] (after record 2022)
- **$31mm** fraud prevented YTD[1]
- **11,000** family offices / clients attended cyber teach-ins

For footnoted information, refer to slide 18

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Driving innovation & value creation

We've remained focused on our growth drivers

1 *Scaling* Asset Management

#3
active Asset Manager (AUM)[1]

#1
active LT fund flows (5Y)[2]

#1
active ETF flows (YTD & 3Y)[3]

2 *Building* Alternatives

~$400B
AUS, growing platform with diversified asset mix[4]

60+
year legacy and track records

~$100B
2Y fundraising

3 *Executing* M&A

300+
opportunities assessed[5]

2x
revenue in the next 3Y

100%
ownership in China JV

4 *Powering* U.S. Wealth Management

5,000+
U.S. WM Client Advisors

~4,800
branches

~500
new investors / day[6]

5 *Expanding* Global Private Bank

3,100+
GPB Client Advisors

83
countries with GPB client coverage

~$1B
asset flows / day[7]

For footnoted information, refer to slide 19

JPMORGAN CHASE & CO.

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7 2017 2022 18% Scaling Asset Management Drive growth through Active ETFs, Separately Managed Accounts (SMAs) and Model Portfolios STRONG PERFORMANCE % JPMAM LT MF 10Y AUM > peer median1 Fixed Income Multi-Asset Solutions & Alternatives Total JPMAM Equity 2012 2022 72% 90% 2012 2022 79% 95% 2012 2022 66% 91% 2012 2022 65% 77% 2012 2022 LT AUM2 1 2012 2022 2012 2022 2012 2022 7% 6% 6% 4% 12% 8% 7% 6% DRIVING SCALE CAGR JPM $0.2 $54.1 2017 2022 196% #2 in AUM up from #20 in 20173 #1 in flows YTD & 3Y4 ETF Suite of the Year award (Active ETFs)5 SMAs and Model Portfolios Active ETFs FUTURE GROWTH CAGR CAGR Record YTD SMA flows surpassing FY 20226 10x model usage since 2017 200,000+ external advisors have access to JPMAM models AUM ($B) SMA AUM Industry Driving innovation & value creation For footnoted information, refer to slide 19

Driving innovation & value creation

2 Building Alternatives

Leverage legacy of strong investment performance to innovate and grow

LEGACY AND INNOVATION

30+ Years
- Commercial Mortgage Loans ('61)
- **Real Estate** ('70)
- **Private Equity** ('80)
- Hedge Funds ('92)
- Liquid Alternatives ('98)

10+ Years
- **Infrastructure** ('06)
- Transportation ('10)
- **GPB Vintage Funds** ('11)

<10 Years
- **Opportunistic Private Credit** ('17)
- Timberland (acquired '21)
- **Growth Equity** ('21)

REAL ESTATE (50Y+)

#1 open-end U.S. Core fund[1]	**$32B** U.S. Core fund NAV[2]	**NEW** Non-traded REIT

PRIVATE EQUITY (40Y+)

18% Net IRR *8% Public Market Equivalent*[3]	**200+** advisory board seats	**NEW** Private Markets for retail investors

INFRASTRUCTURE (10Y+)

$34B NAV[2]	**~1,000** underlying assets[2]	**NEW** Access vehicles for HNW+ individuals

GPB VINTAGE FUNDS (10Y+)

20+ underlying funds in Buyout, Healthcare, Impact & Credit[4]	**14%** net IRR[5]	**NEW** Venture Capital

OPPORTUNISTIC PRIVATE CREDIT (5Y+)

4x AUM 3Y growth	**14%** net IRR[6]	**NEW** Opp. Credit Fund II

GROWTH EQUITY (2Y+)

~$1B commitments made since inception	**NEW** Sustainable Growth Equity team	**NEW** Life Sciences team

GROWING, DIVERSIFIED ASSET MIX

AUS, $B[7,8]



+49%
Growth
$265
$395
GPB 3rd Party
Liquid Alts
Hedge Funds
Private Credit
Private Equity
Other
Real Estate & Infrastructure
2019
1Q23

For footnoted information, refer to slide 20

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9 Executing M&A Focus on integration for synergies and solutions Tax-smart investment strategies at scale Timberland investing and management Custom, values-based metrics / port. diagnostics Cloud-based share plan software Onshore China asset manager $1.5B aligned to OI insights and client reporting 1mm+ in plan participants5 from over 100 countries 1,000+ onsite company visits, annually 9x AUM since acquisition1 13% gross total return (1Y)2 6 divest restrictions on 1.2k+ accounts ($400mm4) 42% growth in plan participants since acquisition6 $23B+ in client assets 5 Tax-Smart strategies $5.5B in AUM; recent addition of 250k+ acres3 8 model portfolio providers 122mm+ tCO2e above-ground stored carbon SI Resource Center to educate advisors / deliver insights $185B in assets under admin.5 64mm+ clients across China 3 Driving innovation & value creation For footnoted information, refer to slide 20

Driving innovation & value creation

4 Powering U.S. Wealth Management

Our recent acquisitions will help power next-generation solutions

WEALTH MANAGEMENT SOLUTIONS

Brokerage investments	Deposits & custody	SBL & custom lending	Mortgages	Managed investments	Alternatives	Share plan	Insurance & annuities	Trusts & estates	Fund finance

JPMC CONNECTWEALTH

Cross-asset class tax-loss harvesting and account customization for clients

J.P. Morgan SMA platform + 55ip + OpenInvest (a J.P.Morgan company)

- Values-aligned investments
- Monitor sector exposures and wash sales
- Account aggregation
- Integrated digital portal

AWM | CCB

JPMC WORKPLACE

Comprehensive workplace solution for public & private companies and employees

Global Shares (a J.P.Morgan company) + CAPITAL CONNECT by J.P.Morgan + aumni

- Share plan
- Employee banking
- Retirement
- Financial wellness

AWM | CCB | CB | CIB

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11 2019 2022 2.3x Expanding Global Private Bank Continue the momentum with high-quality new hires and world-class training 2019 2022 4.5x Training hours per GPB new hire TRAINING Net new hires, GPB and U.S. WM client advisors1 HIRING U.S. WM GPB 2019 2022 2.1x CONTRIBUTION New GPB advisor revenue as % of GPB revenue1,2 + = 5 Driving innovation & value creation For footnoted information, refer to slide 20

12 EOP balances ($B)8EOP balances ($B)2 Disciplined lending, deposits and money market funds EOP balances ($B)2 Net charge-off / (recovery) rate (%)3 Vast majority of net deposit migration stays within the firm5 #1 in Global Institutional Money Market Funds AUM6 81% of clients also utilize other solutions4 Fortress principles 97% of loans collateralized #1 Jumbo mortgage provider1 LENDING DEPOSITS $129 $146 $158 $187 $218 $214 $211 2017 2018 2019 2020 2021 2022 1Q23 $141 $133 $143 $199 $282 $233 $226 2017 2018 2019 2020 2021 2022 1Q23 MONEY MARKET FUNDS $370 $488 $563 $688 $754 $680 $797 2017 2018 2019 2020 2021 2022 1Q23 77%+ increase in searches for J.P. Morgan Global Liquidity7 0.01 0.000.000.01(0.01)0.020.00 For footnoted information, refer to slide 21

13 EMPOWERING CLIENTS THROUGH CHALLENGES Helping clients navigate challenging times Fortress principles $246B $536B 2006 2009 +118% $233B $439B 2011 2014 +88% $271B $375B 2019 2021 +38% 2008 crisis CAPTURING MONEY-IN-MOTION DURING PIVOTAL MARKET EVENTS Rebound post-GFC Low rates Money market funds1 LT active funds2 Income strategies AUM Growth 40k new GPB accounts opened in 10 weeks7 $136B Liquidity net flows YTD4 Insights +2 points increase in OSAT in one quarter6 Fiduciary mindset Impact 22mm portfolio positions analyzed daily 3.8mm Guide to the Markets views YTD4 48k Digital Portfolio Insight analyses YTD5 203 4/5-star funds 600+ investment strategies3 2x Eye on the Market engagement YTD4 For footnoted information, refer to slide 21

14 JPMC platform delivers unmatched value through cross-LOB partnership AWM CCB CIB Portfolio Companies Co-location Payments Securities Services Cards Data Analytics Branches Corp Brand MLTs Difficult to replicate 23 Wall #1 Corporate and Investment Bank2 Most Admired Bank4 #1 Retail Bank1 #1 Commercial Bank3 POWER OF ONE FIRM CB Local cross-LOB leadership 23 WALL 50 Market Leadership Teams (MLTs) 700+ senior leader members our clients, our employees, and in the communities where we live and do business deal flow, balance sheet, intellectual capital, & co- 16+ years of avg. tenure at JPM Families with total net worth >$1B 1,000+ families & principals globally $5T+ in private family capital $250mm+ transaction size 1st annual survey with participation from 77 principals across the globe ($5B avg. net worth), with assets in 18 different industries SCOs 43 Senior Country Officers (SCOs) U.S. International For footnoted information, refer to slide 21

Maximizing our strengths to deliver value to clients and shareholders

MARKET-LEADING FRANCHISE
Diversified, leading businesses to deliver strong financial results

FORTRESS PRINCIPLES
Resilience through diligent risk management and controls

DRIVING INNOVATION & VALUE CREATION
Constantly investing & innovating for our clients and shareholders

DIFFICULT TO REPLICATE
Mutual strategic benefits of being part of the JPMC ecosystem

JPMC TOTAL CLIENT ASSET FLOWS ($B)[1]

(LT AUM + Liquidity + AUS + U.S. WM AUS + CPC Deposits)

Legend: ● ≥$0 (green) ● <$0 (red)

				2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	1Q23
Asset Class / Product	Assets = AUS + AUM	AUM	Fixed Income	≥$0	≥$0	<$0	≥$0	≥$0	<$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Equity	≥$0	≥$0	≥$0	<$0	<$0	<$0	<$0	≥$0	≥$0	≥$0	≥$0
			Multi-Asset	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	<$0	<$0
			Alternatives	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Liquidity	<$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	<$0	≥$0
		AUS	Brokerage	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Custody	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Deposits	<$0	≥$0	<$0	≥$0	<$0	<$0	≥$0	≥$0	≥$0	<$0	<$0
Channel	Assets		GPB + U.S. WM	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Retail	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Institutional	≥$0	≥$0	<$0	≥$0	≥$0	<$0	≥$0	≥$0	≥$0	<$0	≥$0
Region	Assets		U.S.	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			LatAm	≥$0	≥$0	≥$0	<$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			EMEA	≥$0	≥$0	<$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0
			Asia	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0	≥$0

19th consecutive year of net new inflows

5Y TOTAL CLIENT ASSET FLOWS ($T)

(2Q18-1Q23)
Publicly traded peers only

#1	BLK[2]	$1.8
#2	MS[3]	$1.3
#3	JPMC[1]	$1.2
#4	SCHW[4]	$0.8
#5	GS[5]	$0.7

For footnoted information, refer to slide 21

JPMORGAN CHASE & CO.
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16 Exceeding expectations and achieving targets Meeting targets Results range1 3- to 5-year targets (+/-), as of 2020 5% 25%+25%+4% REVENUE GROWTH PRETAX MARGIN ROE LT AUM FLOWS 5% 8% 2% 2021 20222020 5% 19% 5% 2021 20222020 28% 37% 33% 2021 20222020 28% 33% 25% 2021 20222020 For footnoted information, refer to slide 22

17 Unparalleled strength of JPMorgan Chase JPMC CCB CIB AWM #1 IB fees2 #1 Markets revenue3 #1 Treasury Services revenue4 #1 Private Bank7 #1 LT active fund flows (5Y)8 #1 U.S. retail deposits #1 U.S. credit card issuer1 #1 Primary business bank #1 Multifamily lender5 #1 Middle Market bookrunner6 COMPANIES IN THE WORLD CB For footnoted information, refer to slide 22

Notes on slides 1-5

Slide 1 – Asset & Wealth Management overview

1. Total AUS as of March 31, 2023. AUS = Assets Under Supervision. AUS also referred to as client assets
2. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from the fund ranking providers. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers re-dominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a "primary share class" level to represent the quartile ranking of U.K., Luxembourg and Hong Kong funds, and at the fund level for all other funds. The "primary share class" is defined as C share class for European funds and Acc share class for Hong Kong and Taiwan funds. In case the share classes defined are not available, the oldest share class is used as the primary share class. The performance data could have been different if all share classes would have been included. Past performance is not indicative of future results. Effective September 2021, the Firm has changed the peer group ranking source from Lipper to Morningstar for U.S.-domiciled funds (except for Municipal and Investor Funds) and Taiwan-domiciled funds, to better align these funds to the providers and peer groups it believes most appropriately reflects their competitive positioning. This change may positively or adversely impact, substantially in some cases, the quartile rankings for one or more of these funds as compared with how they would have been ranked by Lipper for this reporting period or future reporting periods. The source for determining the rankings for all other funds remains the same. The classifications in terms of product suites and product engines shown are J.P. Morgan's own and are based on internal investment management structures
3. Source: Bloomberg

Slide 2 – AWM is a consistent growth franchise

1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018
2. Global Funds and Global Institutional client segments
3. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation

Slide 3 – Powered by two market-leading franchises

1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation, unless otherwise noted
2. Source: Euromoney
3. Source: Public filings, company websites and press releases. Active / passive split based on most recently available data
4. Global Funds and Global Institutional AUM
5. Client assets = Traditional Assets + Alternatives Assets + Deposits

Slide 4 – Expense discipline and focused investing

1. Adjusted expense is a non-GAAP financial measure, which represents noninterest expense excluding legal expense of $113mm, $25mm, and $41mm for the full-year 2021, 2022, and for the three months ended in March 31, 2023, respectively

Slide 5 – Technology is the foundation of future growth

1. Data as of April 30, 2023
2. Source: Financial Times
3. Data as of April 30, 2023, YoY growth over same period in 2022

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19 Notes on slides 6-7 Slide 6 1. Source: Public filings, company websites and press releases. Active / passive split based on most recently available data 2. Source: ISS Market Intelligence Simfund 3. Source: Morningstar. YTD as of April 30, 2023 4. As of March 31, 2023 5. Includes evaluation of potential M&A and Strategic Investment opportunities since January 2020 6. Based on first-time investors and number of business days from January 1, 2023 to March 31, 2023 7. Based on net asset flows and number of business days from January 1, 2023 to March 31, 2023 Slide 7 Scaling Asset Management 1. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from the fund ranking providers. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers re-dominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a for European funds and Acc share class for Hong Kong and Taiwan funds. In case the share classes defined are not available, the oldest share class is used as the primary share class. The performance data could have been different if all share classes would have been included. Past performance is not indicative of future results. Effective September 2021, the Firm has changed the peer group ranking source from Lipper to Morningstar for U.S.-domiciled funds (except for Municipal and Investor Funds) and Taiwan-domiciled funds, to better align these funds to the providers and peer groups it believes most appropriately reflects their competitive positioning. This change may positively or adversely impact, substantially in some cases, the quartile rankings for one or more of these funds as compared with how they would have been ranked by Lipper for this reporting period or future reporting periods. The source for determining the rankings for all other funds remains the same. The classifications in terms of product 2. Asset classes shown are based on internal investment management structures, which may differ from public reporting. Industry CAGR sourced from McKinsey Performance Lens 3. Source: Morningstar 4. Source: Morningstar. YTD as of April 30, 2023 5. Source: With Intelligence 6. Data as of April 30, 2023

Notes on slides 8-11

Slide 8 – Building Alternatives

1. Source: ODCE Core Competitor Snapshot, 4Q22. Rank based on gross asset value
2. As of March 31, 2023
3. Performance as of December 31, 2022. Net performance is net of underlying fees and expenses, net of Advisor management and Advisor incentive fees. Net performance represents PEG fund level cash flows and valuations, as experienced by the underlying investors in aggregate, and are inclusive of underlying fees and expenses as well as Advisor management and incentive fees. Based on Global Private Equity vintages launched 2014-2021. Public Market Equivalent is MSCI World
4. As of January 31, 2023
5. Gross Internal Rate of Return ("IRR") is calculated on cash flows between underlying fund investments and the applicable Vintage fund and is net of Underlying Funds' investment fees and expenses, but gross of the applicable Vintage fund's fees and expenses. Net IRR is calculated on aggregate cash flows between Vintage fund investors and the applicable Vintage fund and is net of the applicable Vintage fund's fees and expenses (excluding origination fees). Gross and net IRRs are not necessarily representative of an individual investor's experience primarily due to tiered management fees, the exclusion of origination fees paid by investors from the calculation of net IRR and cash flows being measured at the applicable Vintage fund level and not the individual investor level. To the extent the net IRRs reflected the payment of origination fees and management fees applicable to certain investors such net IRRs would be lower. Based on Offshore vintages. Figures as of June 30, 2022
6. Performance as September 30, 2022. Based on Fund I performance calculated from date of first capital call August 16, 2019 to September 30, 2022 and calculation includes the use of subscription line financing. From 30 June 2022 Fund IRR is calculated as per U.S. GAAP defined approach. Net calculations include costs, financing fees, and carried interest accrual
7. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
8. Prior-period amounts have been restated to include changes in product categorization

Slide 9 – Executing M&A

1. Acquisition announced on December 2020; data as of April 30, 2023
2. Time-weighted total return based on all discretionary funds and separate accounts managed by Campbell Global as of December 31, 2022
3. Announced February 2023
4. Data as of February 1, 2023
5. Data as of April 30, 2023
6. Growth through April 30, 2023. Acquired March 2022

Slide 11 – Expanding Global Private Bank

1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
2. New GPB advisor revenue as % of GPB revenue is the total revenue from new GPB advisors over total GPB revenue

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Notes on slides 12-15

Slide 12 – Disciplined lending, deposits and money market funds

1. #1 mortgage lender across all home values ($1mm, $3mm, $5mm, $10mm+) for U.S. households with at least $10mm in net worth; source: KYC, Suitability, Lending, Wealth-X, FactSet, PitchBook, CoreLogic
2. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
3. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation
4. Clients with account balance of $10k+; other solutions include IM, T&E, Lending, Mortgage, Brokerage/Custody, IRS Annuity
5. Excluding tax payments in 2021-2022
6. Source: iMoneyNet as of May 12, 2023
7. During peak volatility in March 2023
8. Includes assets managed on behalf of other product teams

Slide 13 – Helping clients navigate challenging times

1. Source: iMoneyNet
2. Source: ISS Market Intelligence Simfund
3. Asset Management strategies
4. Data as of May 19, 2023
5. Data as of April 30, 2023
6. Survey data as of November 30, 2022 and March 31, 2023
7. Includes accounts opened from March to May 2023

Slide 14 – JPMC platform delivers unmatched value through cross-LOB partnership

1. See slide 17, footnote 1
2. See slide 17, footnotes 2-4
3. See slide 17, footnotes 5-6
4. JPMorgan Chase ranked #5 overall in most admired companies in the world, and the only bank (financial institution) in the top five

Slide 15 – Maximizing our strengths to deliver value to clients and shareholders

1. Includes Asset & Wealth Management client assets, U.S. Wealth Management investments and Chase Private Client deposits. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
2. Total AUM net flows
3. Investment Management total net flows, Wealth Management fee-based asset flows 2018 and Wealth Management net new assets 2019-1Q23. Excludes impact from acquisitions of Solium, E-Trade, Eaton Vance and Cook Street
4. Investor Services net new assets. Excludes impact from asset consolidation due to acquisitions of TD Ameritrade and USAA's Investment Management Company
5. Firmwide total AUS net flows. Excludes impacts from acquisitions of NNIP, Verus, S&P Investment Advisory Services, United Capital, and Rocaton, and divestiture of Australia business

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Notes on slides 16-17

Slide 16 – Exceeding expectations and achieving targets

1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation

Slide 17 – Unparalleled strength of JPMorgan Chase

1. Based on 2022 sales volume and loans outstanding disclosures by peers (American Express Company (AXP), Bank of America Corporation, Capital One Financial Corporation, Citigroup Inc. and Discover Financial Services) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP's U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, Citi Retail Cards, and Commercial Card
2. Source: Dealogic as of January 2, 2023
3. Source: Coalition Greenwich Competitor Analytics (preliminary for FY22). Market share is based on JPMorgan Chase's internal business structure and revenue. Ranks are based on Coalition Index Banks for Markets
4. Source: Coalition Greenwich Competitor Analytics (preliminary for FY22). Reflects global firmwide Treasury Services business (CIB and CB). Market share is based on JPMorgan Chase's internal business structure, footprint and revenues. Ranks are based on Coalition Index Banks for Treasury Services
5. Source: S&P Global Market Intelligence as of December 31, 2022
6. Source: Refinitiv LPC, FY22
7. Source: Euromoney
8. Source: ISS Market Intelligence Simfund

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